                                                                    EXHIBIT 10.1

                                                             EXECUTION VERSION

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.



                       COLLABORATION AND LICENSE AGREEMENT

                                 BY AND BETWEEN

                        MILLENNIUM PHARMACEUTICALS, INC.

                                       AND

                               ABBOTT LABORATORIES



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                                TABLE OF CONTENTS


                                                                                                                PAGE

     ARTICLE 1    DEFINITIONS.....................................................................................1

       1.1        "Abbott Diagnostic Platform"....................................................................1

       1.2        "Abbott Released Diagnostic"....................................................................1

       1.3        "Abbott Released Diagnostic Net Sales"..........................................................1

       1.4        "Active"........................................................................................2

       1.5        "Ad Hoc Committee"..............................................................................2

       1.6        "Affiliate".....................................................................................2

       1.7        "Annual Research Plan"..........................................................................2

       1.8        "Antibody"......................................................................................2

       1.9        "Antisense Molecule"............................................................................2

       1.10       "Associated Biotherapeutics"....................................................................2

       1.11       "Associated Chemistry"..........................................................................3

       1.12       "Biotherapeutic Gene"...........................................................................3

       1.13       "Biotherapeutic Product"........................................................................3

       1.14       "Candidate Characterization"....................................................................3

       1.15       "Change of Control".............................................................................3

       1.16       "Commercialization" or "Commercialize"..........................................................3

       1.17       "Commercialization Program".....................................................................3

       1.18       "Confidential Information"......................................................................3

       1.19       "Contract Year".................................................................................4

                                       i
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       1.20       "Control" or "Controlled".......................................................................4

       1.21       "Co-Promoted Joint Product".....................................................................4

       1.22       "Co-Promotion Territory"........................................................................4

       1.23       "Covering", "Cover", or "Covered"...............................................................4

       1.24       "DDC Family"....................................................................................4

       1.25       "Development" or "Develop"......................................................................5

       1.26       "Development Expenses"..........................................................................5

       1.27       "Development Program"...........................................................................5

       1.28       "Diagnostic"....................................................................................5

       1.29       "Drug Development Candidate" or "DDC"...........................................................5

       1.30       "Druggable Target"..............................................................................5

       1.31       "Excluded Compounds"............................................................................5

       1.32       "Executive Officers"............................................................................6

       1.33       "FDA"...........................................................................................6

       1.34       "FTE"...........................................................................................6

       1.35       "First Commercial Sale".........................................................................6

       1.36       "Hit"...........................................................................................6

       1.37       "IND"...........................................................................................6

       1.38       "Investment Agreement"..........................................................................6

       1.39       "Joint Commercialization Committee".............................................................6


                                       ii
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       1.40       "Joint Development Committee"...................................................................6

       1.41       "Joint Drug Development Candidate" or "Joint DDC"...............................................6

       1.42       "Joint Executive Committee".....................................................................6

       1.43       "Joint Manufacturing Committee".................................................................7

       1.44       "Joint Product".................................................................................7

       1.45       "Joint Research Committee"......................................................................7

       1.46       "Laws"..........................................................................................7

       1.47       "Lead Compound".................................................................................7

       1.48       "Lead Compound Family"..........................................................................7

       1.49       "Manufacturing" or "Manufacture"................................................................7

       1.50       "Master Research Plan"..........................................................................7

       1.51       "Metabolic Disease Field".......................................................................7

       1.52       "Net Sales".....................................................................................7

       1.53       "Obesity".......................................................................................8

       1.54       "Other Diagnostic Platform".....................................................................9

       1.55       "Other Molecule"................................................................................9

       1.56       "Party" or "Parties"............................................................................9

       1.57       "Patent Rights".................................................................................9

       1.58       "Phase I Study".................................................................................9

       1.59       "Phase IIA Study"...............................................................................9

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       1.60       "Phase IIB Study"...............................................................................9

       1.61       "Phase IIIA Study"..............................................................................9

       1.62       "Phase IIIB Study"..............................................................................9

       1.63       "Phase IV Study"................................................................................9

       1.64       Program Biotherapeutic"........................................................................10

       1.65       "Program Compound".............................................................................10

       1.66       "Program Compound Family"......................................................................10

       1.67       "Program Diagnostic"...........................................................................10

       1.68       "Program Diagnostic Net Sales".................................................................10

       1.69       "Program Intellectual Property"................................................................10

       1.70       "Program Material".............................................................................11

       1.71       "Program Patent Rights"........................................................................11

       1.72       "Program Target"...............................................................................11

       1.73       "Program Technology"...........................................................................11

       1.74       "Protein"......................................................................................11

       1.75       "Regulatory Approval"..........................................................................12

       1.76       "Regulatory Authority".........................................................................12

       1.77       "Released Compound"............................................................................12

       1.78       "Required Third Party Payments"................................................................13

       1.79       "Research Plans"...............................................................................13
                                       iv
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       1.80       "Research Program".............................................................................13

       1.81       "ROW"..........................................................................................13

       1.82       "Royalty-Bearing Product"......................................................................13

       1.83       "Royalty-Paying Party".........................................................................13

       1.84       "Small Molecule"...............................................................................13

       1.85       "Small Molecule Drug"..........................................................................13

       1.86       "Special Purpose Equipment"....................................................................13

       1.87       "Suspended Drug Development Candidate" or "Suspended DDC"......................................13

       1.88       "Suspended Target".............................................................................14

       1.89       "Territory"....................................................................................14

       1.90       "Therapeutic Antibody Product".................................................................14

       1.91       "Therapeutic Antisense Product"................................................................14

       1.92       "Therapeutic Other Molecular Product"..........................................................14

       1.93       "Therapeutic Protein Product"..................................................................14

       1.94       "Third Party"..................................................................................14

       1.95       "Type 1 Diabetes"..............................................................................14

       1.96       "Type 2 Diabetes"..............................................................................14

       1.97       "Unilateral Diagnostic"........................................................................14

       1.98       "Unilateral Diagnostic Net Sales"..............................................................15

       1.99       "Unilateral Drug Development Candidate" or "Unilateral DDC"....................................15


                                       v

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       1.100      "Unilateral Product"...........................................................................15

       1.101      "Unilateral Product Net Sales".................................................................15

       1.102      "Unilateral Target"............................................................................15

       1.103      "Valid Claim"..................................................................................15

       1.104      Additional Definitions.........................................................................16

     ARTICLE 2    EXCLUSIVITY; SCOPE OF COLLABORATION............................................................19

       2.1        Exclusivity....................................................................................19

       2.2        In-Licensing of Compounds......................................................................22

     ARTICLE 3    RESEARCH PROGRAM...............................................................................23

       3.1        General........................................................................................23

       3.2        Disclosure of Financial and Other Burdens and Obligations......................................24

       3.3        Joint Research Committee.......................................................................25

       3.4        Conduct of the Research Program................................................................28

       3.5        Annual Research Plan...........................................................................30

       3.6        Procedures for Contributions of Targets, Small Molecules and Biotherapeutics...................31

       3.7        Research Program Material Transfer.............................................................34

       3.8        Unilateral Targets, Associated Chemistry and Associated Biotherapeutics........................34

       3.9        Suspended Targets..............................................................................35

       3.10       Non-Field Targets..............................................................................36

                                       vi


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         Confidential Materials omitted and filed separately with the
        Securities and Exchange Commission. Asterisks denote omissions.


                                TABLE OF CONTENTS

                                  (continued)

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       3.11       [**] Research Program [**].....................................................................36

       3.12       Research Program Records.......................................................................36

       3.13       Disclosure of Research Program Results.........................................................37

     ARTICLE 4    DEVELOPMENT PROGRAM............................................................................37

       4.1        Drug Development Candidates....................................................................37

       4.2        Joint Development Committee....................................................................39

       4.3        Development Plans..............................................................................42

       4.4        Development Activities.........................................................................42

       4.5        Regulatory Matters.............................................................................42

       4.6        Development Expenses...........................................................................44

       4.7        Commercial Sale of Joint Products..............................................................45

       4.8        Suspended DDC..................................................................................46

       4.9        Unilateral Development.........................................................................46

       4.10       Right to Audit.................................................................................47

       4.11       Disclosure of Development Program Results......................................................48

       4.12       Development Program Material Transfer..........................................................48

     ARTICLE 5    DIAGNOSTICS....................................................................................49

       5.1        Program Diagnostics............................................................................49

       5.2        Abbott Released Diagnostics....................................................................52

       5.3        Unilateral Diagnostics.........................................................................52

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     ARTICLE 6    MANUFACTURING..................................................................................55

       6.1        Joint Manufacturing Committee..................................................................55

       6.2        Manufacturing Plans............................................................................56

       6.3        Designation of Lead Manufacturing Party........................................................56

       6.4        Standard Cost of Goods Sold....................................................................58

       6.5        Quality Manual.................................................................................58

     ARTICLE 7    COMMERCIALIZATION PROGRAM......................................................................59

       7.1        Joint Commercialization Committee..............................................................59

       7.2        Commercialization Plans........................................................................62

       7.3        Commercialization Activities...................................................................63

       7.4        Sales in the United States.....................................................................65

       7.5        Commercialization Expenses and Budget..........................................................65

       7.6        Co-Promotion of Joint Products.................................................................65

       7.7        Safety Issues and Recalls......................................................................70

       7.8        Unilateral Commercialization...................................................................71

     ARTICLE 8    LICENSES.......................................................................................71

       8.1        Millennium Grants..............................................................................71

       8.2        Abbott Grants..................................................................................74

       8.3        Sublicense Rights..............................................................................76

       8.4        Retained Rights................................................................................76

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       8.5        Section 365(n) of the Bankruptcy Code..........................................................76

       8.6        Notice of Third Party Breach...................................................................77

     ARTICLE 9    FINANCIAL PROVISIONS...........................................................................77

       9.1        Operating Margin/Profit........................................................................77

       9.2        Royalties on Unilateral Products...............................................................79

       9.3        Program Diagnostic Operating Margin/Profit.....................................................81

       9.4        Abbott Released Diagnostic Royalties and Unilateral Diagnostic Royalties.......................83

       9.5        Royalty Reports; Payments......................................................................86

       9.6        Audits.........................................................................................86

       9.7        Tax Matters....................................................................................86

       9.8        Currency Exchange..............................................................................87

       9.9        Late Payments..................................................................................87

       9.10       Mode of Payment................................................................................87

       9.11       Effect of Future Changes.......................................................................88

     ARTICLE 10   INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED
                  MATTERS........................................................................................88

       10.1       Ownership......................................................................................88

       10.2       Prosecution and Maintenance of Patent Rights...................................................88

       10.3       Exploitation of Joint Inventions...............................................................89

       10.4       Third Party Infringement.......................................................................90

                                       ix

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                                  (continued)

                                                                                                                PAGE

       10.5       Other Intellectual Property Infringement.......................................................91

       10.6       Trademarks.....................................................................................92

       10.7       Patent Term Extensions.........................................................................93

       10.8       Manufacturing Process Inquiries................................................................93

     ARTICLE 11   CONFIDENTIALITY................................................................................94

       11.1       Confidential Information.......................................................................94

       11.2       Employee and Advisor Obligations...............................................................94

       11.3       Term...........................................................................................95

       11.4       Publications...................................................................................95

     ARTICLE 12   TERM AND TERMINATION...........................................................................95

       12.1       Term...........................................................................................95

       12.2       Termination For Material Breach................................................................95

       12.3       Dispute Resolution.............................................................................97

       12.4       Residual Rights................................................................................98

       12.5       Change of Control..............................................................................98

     ARTICLE 13   DISPUTE RESOLUTION.............................................................................98

       13.1       Joint Executive Committee......................................................................98

       13.2       Referral of Unresolved Matters to Joint Executive Committee....................................99

       13.3       Referral of Unresolved Matters to Executive Officers..........................................100

       13.4       Independent Experts...........................................................................100

                                       x
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       13.5       Alternative Dispute Resolution................................................................100

     ARTICLE 14   REPRESENTATIONS, WARRANTIES AND COVENANTS.....................................................100

       14.1       Representation of Authority; Consents.........................................................100

       14.2       No Conflict...................................................................................100

       14.3       Employee and Consultant Obligations...........................................................101

       14.4       Burdened Technology Obligations...............................................................101

       14.5       Intellectual Property.........................................................................101

       14.6       Knowledge of Pending or Threatened Litigation.................................................101

       14.7       Disclaimer of Warranty........................................................................102

     ARTICLE 15   MISCELLANEOUS PROVISIONS......................................................................102

       15.1       Indemnification...............................................................................102

       15.2       Insurance.....................................................................................103

       15.3       Governing Law.................................................................................103

       15.4       Assignment....................................................................................104

       15.5       Amendments....................................................................................104

       15.6       Notices.......................................................................................104

       15.7       Force Majeure.................................................................................105

       15.8       Compliance with Export Regulations............................................................105

       15.9       Public Announcements..........................................................................105

       15.10      Independent Contractors.......................................................................106

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       15.11      No Strict Construction........................................................................106

       15.12      Headings......................................................................................106

       15.13      No Implied Waivers; Rights Cumulative.........................................................106

       15.14      Severability..................................................................................107

       15.15      Execution in Counterparts.....................................................................107

       15.16      No Third Party Beneficiaries..................................................................107

       15.17      No Consequential Damages......................................................................107

       15.18      Employees.....................................................................................107


         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


EXHIBITS

The Exhibits referred to in this Agreement have been attached to this Agreement and shall have the following titles:

Exhibit A         Excluded Compounds

Exhibit B         Abbott Third Party Agreements

Exhibit C         Millennium Third Party Agreements

Exhibit D         Guidelines

Exhibit E         Development Expense Example

Exhibit F         Program Diagnostic Development Expense Example

Exhibit G         Financial Definitions

Exhibit H         Diagnostic Financial Definitions

Exhibit I         Alternative Dispute Resolution Rules

Exhibit J         Abbott [**]

Exhibit K         Millennium [**]

ANCILLARY DOCUMENTS

The Documents referred to in this Agreement are being simultaneously delivered with the execution of this Agreement as separate documents and shall have the following titles:

Document I        Master Research Plan

Document II       Precluded Target

Document III      Abbott Pipeline

Document IV       Millennium Pipeline

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                       COLLABORATION AND LICENSE AGREEMENT

         This Collaboration and License Agreement dated the 9th day of March, 2001 (the "Effective Date") is by and between Millennium Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 75 Sidney Street, Cambridge, Massachusetts 02139 ("Millennium"), and Abbott Laboratories, a corporation organized and existing under the laws of the State of Illinois and having its principal office at 100 Abbott Park Road, Abbott Park, Illinois 60064 ("Abbott").

                                  INTRODUCTION

         WHEREAS, Millennium and Abbott are each in the business of discovering, developing and commercializing pharmaceutical and diagnostic products.

         WHEREAS, Millennium and Abbott are interested in collaborating in the validation of targets for, and the discovery, development and commercialization of, (i) small molecules, antibodies, antisense molecules, proteins and other therapeutic agents, and (ii) diagnostic products, to aid in the diagnosis, prognosis, monitoring, prevention and treatment of certain metabolic diseases.

         NOW, THEREFORE, Millennium and Abbott agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS

         When used in this Agreement, each of the following terms shall have the meanings set forth in this Article 1:

         1.1 "ABBOTT DIAGNOSTIC PLATFORM". Abbott Diagnostic Platform means a semi or fully automated instrument, other than pre-platform equipment (i.e., off the shelf equipment), used to detect and/or measure clinically relevant analyte(s) of test specimens, which instrument is owned or otherwise controlled by Abbott.

         1.2 "ABBOTT RELEASED DIAGNOSTIC". Abbott Released Diagnostic means a Diagnostic Product developed by Abbott for use in the Metabolic Disease Field through the use of a Released Target pursuant to the license grant set forth in
Section 8.1.2(c)(iii).

         1.3 "ABBOTT RELEASED DIAGNOSTIC NET SALES". Abbott Released Diagnostic Net Sales means Net Sales of an Abbott Released Diagnostic.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

         1.4 "ACTIVE". Active means (a) with respect to a Small Molecule, that such Small Molecule modulates (or, in the case of a [**] a Program Target [**] as determined by the Joint Research Committee and (b) with respect to an Antibody, Antisense Molecule, Protein or Other Molecule, that such Antibody, Antisense Molecule, Protein or Other Molecule [**] a Program Target [**] to be determined by the Joint Research Committee.

         1.5 "AD HOC COMMITTEE". Ad Hoc Committee means the committee formed pursuant to Section 4.1.1 to make recommendations relating to potential Drug Development Candidates.

         1.6 "AFFILIATE". Affiliate means any corporation, company, partnership, joint venture and/or firm which controls, is controlled by, or is under common control with a specified person or entity. For purposes of this Section 1.6, "control" shall be presumed to exist if one of the following conditions is met:
(a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage shall be substituted in the preceding sentence, PROVIDED THAT such foreign investor has the power to direct the management and policies of such entity. For the purpose of this Agreement, TAP Pharmaceutical Products Inc. and its subsidiaries shall not be deemed Affiliates of Abbott.

         1.7 "ANNUAL RESEARCH PLAN". Annual Research Plan means the plan to be developed by the Joint Research Committee for each Contract Year.

         1.8 "ANTIBODY". Antibody means a human or humanized polyclonal or monoclonal antibody, whether multiple or single chain, recombinant, transgenic animal derived or naturally occurring, whole or fragment, and any constructs thereof.

         1.9 "ANTISENSE MOLECULE". Antisense Molecule means a nucleic acid or a functional analog, derivative or homologue thereof which is complementary to a segment of DNA of a target gene or such target gene's cognate RNA and which, upon delivery by any means, alters the transcription, processing, elaboration, RNA expression or protein production of or by such target gene.

         1.10 "ASSOCIATED BIOTHERAPEUTICS". Associated Biotherapeutics means, with respect to a Program Target that has been designated [**], as the case may be, [**] of the Program Biotherapeutics [**].

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

         1.11 "ASSOCIATED CHEMISTRY". Associated Chemistry means (a) with respect to a Program Target that has been designated [**], as the case may be, [**] included within such target's Program Compound Family; or (b) with respect to a Program Target that has been designated [**], as the case may be, [**] included within the Lead Compound Family(ies) of such target with respect to which research activities [**].

         1.12 "BIOTHERAPEUTIC GENE". Biotherapeutic Gene means a gene for which there is reasonable evidence (based upon bioinformatics analysis) to suggest that such gene encodes a therapeutic Protein.

         1.13 "BIOTHERAPEUTIC PRODUCT". Biotherapeutic Product means (a) a Therapeutic Antibody Product, (b) a Therapeutic Antisense Product, (c) a Therapeutic Protein Product, and/or (d) a Therapeutic Other Molecular Product, as the case may be.

         1.14 "CANDIDATE CHARACTERIZATION". Candidate Characterization means any and all of the activities relating to the qualification of a Small Molecule, Antibody, Antisense Molecule, Protein or Other Molecule as a Drug Development Candidate in the Metabolic Disease Field, including, but not limited to, chemical optimization and pre-clinical activities, as further provided in the Research Plans. As the context may require, Candidate Characterization shall also apply to any and all of the activities relating to [**].

         1.15 "CHANGE OF CONTROL". Change of Control means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party which results in the voting securities of such Party outstanding immediately prior thereto ceasing to represent at least [**]of the combined voting power of the surviving entity immediately after such merger or consolidation, or (b) a Third Party, together with its Affiliates, becoming the beneficial owner of [**] or more of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party's assets which relate to this Agreement.

         1.16 "COMMERCIALIZATION" or "COMMERCIALIZE". Commercialization or Commercialize means any and all activities directed to marketing, promoting, distributing, importing and selling a product. The conduct of Phase IV Studies shall constitute Commercialization.

         1.17 "COMMERCIALIZATION PROGRAM". Commercialization Program means the Commercialization of all Joint Products.

         1.18 "CONFIDENTIAL INFORMATION". Confidential Information means all proprietary materials, know-how or other information (whether or not patentable) regarding a Party's technology, products, business information or objectives, which is designated as confidential in writing by the disclosing Party, whether by letter or by the use of an appropriate stamp or legend, prior to or at the time any such material, know-how or other information is disclosed by the disclosing Party to the other Party, subject to the provisions of Section 11.1. Notwithstanding the foregoing, materials, know-how or other information which is orally, electronically or visually disclosed by a Party, or is disclosed in writing without an appropriate letter, stamp or legend, shall constitute Confidential Information of a Party (a) if the disclosing Party, within thirty (30) days after such disclosure, delivers to the other Party a written document describing the materials, know-how or other information and referencing the place and date of such oral, visual, electronic or written disclosure and the names of the persons to whom such disclosure was made, or (b) such information is of the type that is customarily considered to be confidential information by persons engaged in activities that are substantially similar to the activities being engaged in by the Parties. Notwithstanding the foregoing, any technical or financial information of a Party disclosed at a meeting of the Joint Research Committee, the Joint Development Committee, the Joint Manufacturing Committee, the Ad Hoc Committee, the Joint Commercialization Committee or the Joint Executive Committee (or any subcommittees or project teams of the foregoing) shall constitute Confidential Information of a Party unless otherwise specified.

         1.19 "CONTRACT YEAR". Contract Year means (a) with respect to the first Contract Year, the period beginning on the Effective Date and ending on December 31, 2001 (the "First Contract Year"), and (b) with respect to each subsequent Contract Year, the twelve (12) month period beginning on the day following the end of the First Contract Year and each succeeding twelve (12) month period thereafter during the Research Program Term (except that the last Contract Year shall end on the fifth (5th) anniversary of the Effective Date). Each Contract Year (other than the First and last Contract Year) shall be divided into four
(4) "Contract Quarters" comprised of successive three (3) month periods. In the First Contract Year, the first Contract Quarter shall end on the first day following the Effective Date that is the last day of a calendar quarter, and in the last Contract Year, the last Contract Quarter shall end on the fifth (5th) anniversary of the Effective Date.

         1.20 "CONTROL" or "CONTROLLED". Control or Controlled means with respect to any (a) material, know-how or other information, or (b) intellectual property right, the possession (whether by license, other than pursuant to this Agreement, or ownership) by a Party or its Affiliates of the ability to grant to the other Party access and/or a license as provided herein without violating the terms of any agreement or other arrangement with any Third Party existing before or after the Effective Date.

         1.21 "CO-PROMOTED JOINT PRODUCT". Co-Promoted Joint Product means a Joint Product as to which Millennium has exercised its co-promotion right pursuant to Section 7.6.

         1.22 "CO-PROMOTION TERRITORY". Co-Promotion Territory means France, Germany, Italy, Spain and the United Kingdom.

         1.23 "COVERING", "COVER", or "COVERED". Covering, Cover or Covered means, with respect to a Patent Right, that, but for a license granted to a party under a Valid Claim included in such Patent Right, the practice by such party of an invention claimed in such Patent Right would infringe such Valid Claim or in the case of a Patent Right that is a patent application, would infringe a Valid Claim in such patent application if it were to issue as a patent.

         1.24 "DDC FAMILY". DDC Family means, with respect to a Drug Development Candidate, such Drug Development Candidate and all Program Compounds and/or Program

Biotherapeutics, as the case may be, designated by the Joint Research Committee as back-up Drug Development Candidates for such Drug Development Candidate.

         1.25 "DEVELOPMENT" or "DEVELOP". Development or Develop means, with respect to a Drug Development Candidate, preclinical and clinical drug development activities, including, among other activities: test method development and stability testing, toxicology, formulation, quality assurance/quality control development, statistical analysis and report writing, clinical studies and regulatory affairs, product approval and registration. As the context may require, Development or Develop shall also apply to a compound that has achieved status equivalent to a Drug Development Candidate (such as a Unilateral DDC).

         1.26 "DEVELOPMENT EXPENSES". Development Expenses means, with respect to a Drug Development Candidate, all FTE expenses and out-of-pocket expenses (including clinical supply costs) incurred in connection with the Development of such Drug Development Candidate, based upon the applicable Development Plan. For purposes of calculating FTE expenses, the number of FTEs dedicated to the Development of such Drug Development Candidate shall be multiplied by the average of the FTE rates of each Party (e.g., if the average Abbott FTE rate is $200,000 and the average Millennium FTE rate is $220,000, the average FTE rate would be $210,000).

         1.27 "DEVELOPMENT PROGRAM". Development Program means the Development undertaken jointly by the Parties with respect to all Joint DDCs.

         1.28 "DIAGNOSTIC". Diagnostic means a product or process that (a) identifies, through qualitative or quantitative measures, patients having a particular disease or having a predisposition to a particular disease, (b) defines, through qualitative or quantitative measures, the prognosis or monitors the progress of a disease in a patient, or (c) measures the safety, efficacy or amount of a therapeutic compound for treatment of a patient. The term Diagnostic shall include, without limitation, analyte specific reagents and in vitro diagnostic products (as those terms are defined in the FDA regulations), diagnostic products that have received Regulatory Approval and diagnostic services.

         1.29 "DRUG DEVELOPMENT CANDIDATE" OR "DDC". Drug Development Candidate or DDC means a Program Compound or a Program Biotherapeutic that has qualified for Development as a Small Molecule Drug or a Biotherapeutic Product, as the case may be, for use in the Metabolic Disease Field, based upon the conduct of Candidate Characterization activities in accordance with the criteria specified in the Research Plans, and as determined by the Joint Executive Committee based upon the recommendation of the Ad Hoc Committee.

         1.30 "DRUGGABLE TARGET". Druggable Target means a target (e.g., a nucleic acid sequence and/or the Protein that it encodes), for which there is reasonable evidence (based upon bioinformatics analysis) to suggest that such target is of a class that is capable of being (a) modulated by a compound and
(b) configured into an assay for high throughput screening, used for structure-based drug design or used in a method to isolate a compound.

         1.31 "EXCLUDED COMPOUNDS". Excluded Compounds means the compounds set forth on EXHIBIT A.

         1.32 "EXECUTIVE OFFICERS". Executive Officers means the Chief Executive Officer of Abbott (or an executive of Abbott designated by such Chief Executive Officer) and the Chief Executive Officer of Millennium (or an executive of Millennium designated by such Chief Executive Officer).

         1.33 "FDA". FDA means the United States Food and Drug Administration, or a successor agency thereto.

         1.34 "FTE". FTE means a full time equivalent person year (consisting of a total of 1,880 hours per year) of scientific, technical or managerial work on or directly related to the Research Program, the Development Program and/or the Commercialization Program, subject to the qualifications set forth in the Research Plans, Development Plans and Commercialization Plans.

         1.35 "FIRST COMMERCIAL SALE". First Commercial Sale means (a) with respect to a Unilateral Product, on a country-by-country basis, the first bona fide sale of such Unilateral Product to a Third Party by a Party, its Affiliates or sublicensees in a country in the Territory after Regulatory Approval has been achieved for such Unilateral Product in such country, and (b) with respect to an Abbott Released Diagnostic or a Unilateral Diagnostic, on a country-by-country basis, the first bona fide sale of such Diagnostic to a Third Party by a Party, its Affiliates or sublicensees in a country in the Territory. Sales for test marketing, sampling and promotional uses, clinical trial purposes or compassionate or similar use shall not be considered to constitute a First Commercial Sale.

         1.36 "HIT". Hit means a Small Molecule that is confirmed to be Active against a Program Target.

         1.37 "IND". IND means an application submitted to a Regulatory Authority to initiate human clinical trials, including (a) (i) a United States Investigational New Drug Application, or any successor application, and (ii) any foreign counterpart of a United States Investigational New Drug Application, and
(b) all supplements and amendments that may be filed with respect to the foregoing.

         1.38 "INVESTMENT AGREEMENT". Investment Agreement means the Investment Agreement between the Parties dated as of the Effective Date.

         1.39 "JOINT COMMERCIALIZATION COMMITTEE". Joint Commercialization Committee means the committee formed to oversee the Commercialization Program pursuant to Section 7.1.

         1.40 "JOINT DEVELOPMENT COMMITTEE". Joint Development Committee means the committee formed to oversee the Development Program pursuant to Section 4.2.

         1.41 "JOINT DRUG DEVELOPMENT CANDIDATE" or "JOINT DDC". Joint Drug Development Candidate or Joint DDC means a Drug Development Candidate that the Parties jointly Develop in accordance with Article 4, together with its DDC Family.

         1.42 "JOINT EXECUTIVE COMMITTEE". Joint Executive Committee means the committee formed to oversee the activities contemplated by this Agreement pursuant to Section 13.1.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

         1.43 "JOINT MANUFACTURING COMMITTEE". Joint Manufacturing Committee means the committee formed to oversee the Manufacturing of all Joint DDCs and Joint Products pursuant to Section 6.1.

         1.44 "JOINT PRODUCT". Joint Product means a therapeutic or prophylactic product that (a) contains a Joint DDC as an active ingredient, either alone or with other active ingredients, and (b) has been approved for marketing and sale in a country by a Regulatory Authority.

         1.45 "JOINT RESEARCH COMMITTEE". Joint Research Committee means the committee formed to oversee the Research Program pursuant to Section 3.3.

         1.46 "LAWS". Laws means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, domestic or foreign.

         1.47 "LEAD COMPOUND". Lead Compound means a Program Compound that has been selected as a lead by the Joint Research Committee based on lead selection criteria set forth in the Research Plans.

         1.48 "LEAD COMPOUND FAMILY". Lead Compound Family means, with respect to a Lead Compound, such Lead Compound and all Program Compounds that are [**] of such Lead Compound in the conduct of the Research Program.

         1.49 "MANUFACTURING" or "MANUFACTURE". Manufacturing or Manufacture means all activities associated with the production, manufacture, processing, filling, finishing and packaging of Joint DDCs and/or Joint Products, including process development, manufacturing scale-up, post-Drug Development Candidate pre-clinical manufacture, clinical and commercial manufacture and quality assurance/quality control. As the context may require, Manufacturing or Manufacture shall also apply to Unilateral DDCs and/or Unilateral Products.

         1.50 "MASTER RESEARCH PLAN". Master Research Plan means the general research plan covering the activities to be undertaken by the Parties during the Research Program Term, including the goals for the numbers of Drug Development Candidates to be generated during each Contract Year. DOCUMENT I sets forth the Master Research Plan.

         1.51 "METABOLIC DISEASE FIELD". Metabolic Disease Field means (a) Obesity, (b) Type 1 Diabetes and (c) Type 2 Diabetes. The Metabolic Disease Field specifically [**].

         1.52 "NET SALES". Net Sales means the gross amount invoiced by the Royalty-Paying Party and its Affiliates and sublicensees on account of sales of a Royalty-Bearing Product to Third Parties (including, without limitation, Third Party distributors and wholesalers), less the total of:

              (a) trade, cash and/or quantity discounts not already reflected in the amount invoiced;

              (b) all excise, sales and other consumption taxes (including VAT) and custom duties, whether or not specifically identified as such in the invoice to the Third Party;

              (c) freight, distribution, insurance and other transportation charges, whether or not specifically identified as such in the invoice to the Third Party;

              (d) amounts repaid or credited by reason of rejections, defects or returns or because of chargebacks, retroactive price reductions, refunds or billing errors;

              (e) compulsory payments and rebates directly related to the sale of Royalty-Bearing Products, accrued, paid or deducted pursuant to agreements (including, but not limited to, managed care agreements) or governmental regulations;

              (f) management fees paid to group purchasing organizations and relating specifically to the sale of Royalty-Bearing Products to their members; and

              (g) Required Third Party Payments.

         Use of Royalty-Bearing Products for sampling purposes and for use in clinical trials shall not be considered in determining Net Sales. In the case of any sale of a Royalty-Bearing Product between or among the Royalty-Paying Party and its Affiliates or sublicensees for resale, Net Sales shall be calculated only on the value charged or invoiced on the first arm's length sale thereafter to a Third Party. In the case of any other sale for value, such as barter or counter-trade, of any Royalty-Bearing Product, Net Sales shall be calculated as above on the value of the consideration received.

         In the event a Royalty-Bearing Product is sold as part of a Combination Product (as defined below), the Net Sales from the Combination Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales of the Combination Product (as defined in the standard Net Sales definition), during the applicable royalty reporting period, by the fraction, A/(A+B), where A is the weighted average sale price of the Royalty-Bearing Product when sold separately in finished form in the country in which the Combination Product is sold and B is the weighted average sale price of the other product(s) included in the Combination Product when sold separately in finished form in the country in which the Combination Product is sold, in each case during the applicable royalty reporting period or, if sales of both the Royalty-Bearing Product and the other product(s) did not occur in such period, then in the most recent royalty reporting period in which sales of both occurred. In the event that such average sale price cannot be determined for both the Royalty-Bearing Product and all other product(s) included in the Combination Product, Net Sales for the purpose of determining royalty payments shall be mutually agreed by the Parties in good faith based on the relative value contributed by each component. As used above, the term "Combination Product" means any product which comprises the Royalty-Bearing Product and other active compounds and/or active ingredients which are not themselves Royalty-Bearing Products.

         1.53 "OBESITY". Obesity means the condition of excess body fat (adipose tissue), in accordance with the National Institutes of Health Federal Obesity Clinical Guidelines for adults, whereby body mass index calculated by dividing body mass in kilograms by height in meters squared is equal to or greater than twenty-five (25) (for purposes of this definition, Obesity shall include an overweight condition in accordance with the above guidelines and comparable obesity and overweight condition in children).

         1.54 "OTHER DIAGNOSTIC PLATFORM". Other Diagnostic Platform means a semi or fully automated instrument, other than pre-platform equipment (i.e., off the shelf equipment), used to detect and/or measure clinically relevant analyte(s) of test specimens that is not an Abbott Diagnostics Platform.

         1.55 "OTHER MOLECULE". Other Molecule means any molecule that is not a Small Molecule, Antibody, Antisense Molecule or Protein.

         1.56 "PARTY" or "PARTIES". Party means Abbott or Millennium; "Parties" means Abbott and Millennium.

         1.57 "PATENT RIGHTS". Patent Rights means rights under all existing patents and patent applications and all patent applications hereafter filed, including any continuations, continuations-in-part (but, in the case of Program Patent Rights, solely to the extent of claims directed to inventions included in Program Materials or Program Technology), divisions, provisional or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplemental patent certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

         1.58 "PHASE I STUDY". Phase I Study means a clinical study in subjects to evaluate the pharmacokinetic and pharmacodynamic properties, maximum tolerated dose, dosing interval, and absorption, distribution, metabolism and excretion of a Joint DDC. Phase I Studies may include special population pharmacokinetic and drug interaction studies.

         1.59 "PHASE IIA STUDY". Phase IIA Study means a dose exploration, dose response, duration of effect, kinetic/dynamic relationship and preliminary efficacy and safety study of a Joint DDC in the target patient population.

         1.60 "PHASE IIB STUDY". Phase IIB Study means a controlled dose ranging clinical trial to evaluate further the efficacy and safety of a Joint DDC in the target patient population and to define the optimal dosing regimen.

         1.61 "PHASE IIIA STUDY". Phase IIIA Study means a controlled clinical trial to confirm with statistical significance the efficacy and safety of a Joint DDC in larger target patient populations, performed to obtain Regulatory Approval of a product application.

         1.62 "PHASE IIIB STUDY". Phase IIIB Study means a clinical trial intended to enhance the profile of a Joint DDC for a non-approved indication and not required or pivotal for the original Regulatory Approval of a product application.

         1.63 "PHASE IV STUDY". Phase IV Study means a study initiated in a country after receipt of Regulatory Approval for a Joint Product in such country, usually within and/or in support of the approved product labeling.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

         1.64 PROGRAM BIOTHERAPEUTIC". Program Biotherapeutic means an Antibody, Antisense Molecule, Protein or Other Molecule, as the case may be, other than an Excluded Compound, that (a) (i) is selected by the Joint Research Committee for Candidate Characterization in the conduct of the Research Program, (ii) is in a Party's or any of its Affiliates' possession as of the Effective Date, or is first identified or acquired by either or both Parties or any of their respective Affiliates during the Research Program Term, [**], (iii) (A) is [**] a Program Target or (B) is [**] a Program Target, or is [**], and (iv) [**] in the Metabolic Disease Field [**], or (b) is otherwise designated a Program Biotherapeutic by the Joint Research Committee.

         1.65 "PROGRAM COMPOUND". Program Compound means a Small Molecule other than an Excluded Compound, that (a) (i) is selected by the Joint Research Committee for Candidate Characterization in the conduct of the Research Program,
(ii) is in a Party's or any of its Affiliates' possession as of the Effective Date, or [**] by either or both Parties or any of their respective Affiliates during the Research Program Term [**] of the Research Program, and (iii) is [**] a Program Target, or (b) is [**] of the Research Program, or (c) is otherwise designated a Program Compound by the Joint Research Committee; PROVIDED HOWEVER in no event shall [**] a Program Compound unless such designation is affirmatively agreed to by the Joint Research Committee.

         1.66 "PROGRAM COMPOUND FAMILY". Program Compound Family means, with respect to all Program Compounds associated with a Program Target, such Program Compounds [**] that are [**] of such Program Compounds in the conduct of the Research Program.

         1.67 "PROGRAM DIAGNOSTIC". Program Diagnostic means a Diagnostic for use in the Metabolic Disease Field that (a) (i) contains a [**] or, [**], or
(ii) detects or measures the presence or concentration of a [**] or, [**], and (b) is necessary or useful in obtaining the Regulatory Approval of a Joint DDC or in facilitating the market expansion or market penetration of a Joint Product, as determined by the Joint Executive Committee based upon the recommendation of the Joint Development Committee, as further provided in
Section 5.1.1.

         1.68 "PROGRAM DIAGNOSTIC NET SALES". Program Diagnostic Net Sales means Net Sales of a Program Diagnostic.

         1.69 "PROGRAM INTELLECTUAL PROPERTY". Program Intellectual Property means Program Patent Rights, as well as any other proprietary rights in Program Material and Program Technology.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

         1.70 "PROGRAM MATERIAL". Program Material means any [**] and any material first identified or discovered in the conduct of the Research Program, the Development Program, in the course of Manufacturing Joint DDCs and/or Joint Products or in the course of the development of a [**] (but will not include the Abbott Diagnostic Platform), including, without limitation, biological materials or chemical compounds Controlled by a Party or jointly by the Parties.

         1.71 "PROGRAM PATENT RIGHTS". Program Patent Rights means any Patent Rights that are Controlled by a Party and that Cover any Program Materials or Program Technology.

         1.72 "PROGRAM TARGET". Program Target means [**] or [**] for which (a) the Joint Research Committee determines that [**] such target or gene for the identification of Small Molecules, Antibodies, Antisense Molecules, Proteins or Other Molecules intended for use as Small Molecule Drugs or Biotherapeutic Products, as the case may be, in the Metabolic Disease Field, based on information from each of the following methodologies: [**]; and (b) activities in the Research Program have been initiated that relate to (i) in the case of a Druggable Target, (A) the validation of such target in the Metabolic Disease Field through [**] of such target (e.g., through [**]) and/or (B) drug discovery (e.g., [**] drug discovery [**] using such target, or (ii) in the case of a Biotherapeutic Gene, the validation of such target in the Metabolic Disease Field [**], it being understood that activities in the Research Program may also have been initiated that relate to [**] such target (e.g., [**]).

         1.73 "PROGRAM TECHNOLOGY". Program Technology means any invention, information, methods, know-how, trade secrets, data, or copyright that (a) is Controlled by a Party or jointly by the Parties, and (b) (i) relates to the Metabolic Disease Field, (ii) is utilized in the Research Program (but only to the extent so utilized), and (iii) either (A) is in a Party's or any of its Affiliates' possession as of the Effective Date, or is discovered or acquired by a Party and/or any of its Affiliates during the Research Program Term [**] or
(B) is first invented or discovered in the conduct of the Research Program, in the course of the Development, Manufacturing or Commercialization of any Joint DDC and/or Joint Product or in the course of the development or Commercialization of a Program Diagnostic ([**]). For clarity, Program Technology excludes Program Materials.

         1.74 "PROTEIN". Protein means a high molecular weight (i.e. weighing greater than [**]) polymer compound comprised of a variety of amino acids joined by peptide linkages, including allelic variants thereof, post-translationally modified variants thereof and chemically modified versions thereof. The term "Protein" shall not include an Antibody.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

         1.75 "REGULATORY APPROVAL". Regulatory Approval means any and all approvals (including any applicable governmental price and reimbursement approvals), licenses, registrations, or authorizations of any Regulatory Authority necessary for the manufacture, use, storage, import, transport, promotion, marketing and sale of a product in a country, including, but not limited to approvals of biologics license applications, new drug applications and product license applications (and their respective foreign counterparts).

         1.76 "REGULATORY AUTHORITY". Regulatory Authority means any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority or jurisdiction over the testing, manufacture, use, storage, import, transport, promotion, marketing and sale of a therapeutic product in a country, including, but not limited to, the FDA.

         1.77 "RELEASED COMPOUND". Released Compound shall mean:

              (a) in the case of a Program Target with respect to which research activities have been discontinued prior to designation of a DDC, [**] Program Target's Program Compound Family;

              (b) in the case of a Program Target with respect to which research activities have not been discontinued and a DDC has not yet been designated, [**] Program Target's Lead Compound Families with respect to which research activities have been discontinued;

              (c) in the case of a Program Target with respect to which research activities have not been discontinued and a DDC has not yet been designated, [**] Program Target's Lead Compound Families with respect to which research activities have not been discontinued but where it is determined that, on the basis of a review by the Joint Research Committee undertaken at [**] intervals, such [**] such Program Target and (ii), unless otherwise specifically determined by the Joint Research Committee, Covered by Program Patent Rights; or

              (d) in the case of a Program Target with respect to which a DDC has been designated, [**] in such Program Target's Program Compound Family that are not included in such DDC's DDC Family and have not been previously released pursuant to subsections (b) or (c);

in each case as determined by the Joint Research Committee. "Abbott Released Compound" means a Released Compound Controlled by Abbott and "Millennium Released Compound" means a Released Compound Controlled by Millennium.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

         1.78 "REQUIRED THIRD PARTY PAYMENTS". Required Third Party Payment means (a) payments to a Third Party to license patents Covering such Third Party's technology if, in the absence of such license, the sale of Royalty-Bearing Products would or is likely to, in the reasonable judgment of the Royalty-Paying Party, infringe such patents or (b) payments to a Third Party made pursuant to Burdened Technology Obligations.

         1.79 "RESEARCH PLANS". Research Plans means the Master Research Plan and the Annual Research Plans.

         1.80 "RESEARCH PROGRAM". Research Program means the collaborative research program to be conducted by the Parties in accordance with the Research Plans and this Agreement. Activities conducted pursuant to Section 3.8 with respect to Unilateral Targets shall not be part of the Research Program.

         1.81 "ROW". ROW means all the countries in the Territory excluding the United States.

         1.82 "ROYALTY-BEARING PRODUCT". Royalty-Bearing Product means a Royalty-Bearing Abbott Released Diagnostic, Royalty-Bearing Unilateral Diagnostic and Unilateral Product.

         1.83 "ROYALTY-PAYING PARTY". Royalty-Paying Party means, with respect to a Royalty-Bearing Product, the Party obligated to pay royalties to the other Party under the provisions of Section 9.2 and Section 9.4.

         1.84 "SMALL MOLECULE". Small Molecule means a compound that has a molecular weight that is no greater than [**].

         1.85 "SMALL MOLECULE DRUG". Small Molecule Drug means a therapeutic or prophylactic product in which the active ingredient is a Small Molecule.

         1.86 "SPECIAL PURPOSE EQUIPMENT". Special Purpose Equipment means equipment which (a) the Joint Manufacturing Committee determines to be necessary for the Manufacture of a Joint DDC and/or Joint Product, (b) is specialized equipment that the Lead Manufacturing Party does not own or otherwise have available as of the date of its designation as the Lead Manufacturing Party, and
(c) once used for the Manufacture of such Joint DDC and/or Joint Product, is not readily reusable by the Lead Manufacturing Party for any other purpose.

         1.87 "SUSPENDED DRUG DEVELOPMENT CANDIDATE" or "SUSPENDED DDC". Suspended Drug Development Candidate or Suspended DDC means (a) a Drug Development Candidate that neither Party initially elects to Develop, as further provided in Section 4.1.5, or (b) a Drug Development Candidate that was under Development pursuant to the Development Program as a Joint DDC but is no longer the subject of Development activities, as further provided in Section 4.7.3, or
(c) a Drug Development Candidate that was under Development as a Unilateral DDC but is no longer the subject of Development activities, as further provided in
Section 4.7.3.

         1.88 "SUSPENDED TARGET". Suspended Target means (a) a Program Target that was under investigation pursuant to the Research Program as a Program Target but is no longer the subject of validation and drug discovery activities, as further provided in Section 3.9, or (b) a target that was under investigation as a Unilateral Target but is no longer the subject of validation and drug discovery activities, as further provided in Section 3.9.

         1.89 "TERRITORY". Territory means all the countries of the world.

         1.90 "THERAPEUTIC ANTIBODY PRODUCT". Therapeutic Antibody Product means a therapeutic or prophylactic product in which the active ingredient is an Antibody.

         1.91 "THERAPEUTIC ANTISENSE PRODUCT". Therapeutic Antisense Product means a therapeutic or prophylactic product in which the active ingredient is an Antisense Molecule.

         1.92 "THERAPEUTIC OTHER MOLECULAR PRODUCT". Therapeutic Other Molecular Product means a therapeutic or prophylactic product in which the active ingredient is an Other Molecule.

         1.93 "THERAPEUTIC PROTEIN PRODUCT". Therapeutic Protein Product means a therapeutic or prophylactic product in which the active ingredient is a Protein.

         1.94 "THIRD PARTY". Third Party means any person or entity other than a Party or any of its Affiliates.

         1.95 "TYPE 1 DIABETES". Type 1 Diabetes means insulin-dependent diabetes mellitus as diagnosed according to criteria published in the Report of the Expert Committee on the Diagnosis and Classification of Diabetes Mellitus (DIABETES CARE, Vol. 24, Supp. 1, January 2001) whereby fasting plasma glucose level is greater than or equal to 126 milligrams per deciliter and for which the primary cause is beta-cell destruction.

         1.96 "TYPE 2 DIABETES". Type 2 Diabetes means non-insulin-dependent diabetes mellitus as diagnosed according to criteria published in the Report of the Expert Committee on the Diagnosis and Classification of Diabetes Mellitus (DIABETES CARE, Vol. 24, Supp. 1, January 2001) whereby fasting plasma glucose level is greater than or equal to 126 milligrams per deciliter.

         1.97 "UNILATERAL DIAGNOSTIC". Unilateral Diagnostic means a Diagnostic for use in the Metabolic Disease Field, other than a Program Diagnostic or an Abbott Released Diagnostic, that is being developed and Commercialized by a Party pursuant to Section 5.3, and that:

              (a) (i)(A) contains (1) a Unilateral Target, (2) a Small Molecule, Antibody, Antisense Molecule, Protein or Other Molecule that is included in a Unilateral Target's Associated Chemistry or Associated Biotherapeutics, (3) a Unilateral DDC or (4) a derivative of a compound included in (a)(i)(A)(1),
(a)(i)(A)(2) or (a)(i)(A)(3), OR (B) detects or measures the presence or concentration of (1) a Unilateral Target, (2) a Small Molecule, Antibody, Antisense Molecule, Protein or Other Molecule that is included in a Unilateral Target's Associated Chemistry or Associated Biotherapeutics, (3) a Unilateral DDC or (4) a metabolite of a compound included in (a)(ii)(B)(1), (a)(ii)(B)(2) or (a)(ii)(B)(3), AND

                  (ii) is necessary or useful in obtaining the Regulatory Approval of, or in facilitating the market expansion or market penetration of, a Unilateral Product, OR

              (b) is a Diagnostic that had previously been designated a Program Diagnostic and has subsequently been deemed a Unilateral Diagnostic (and no longer a Program Diagnostic) pursuant to the provisions of Section 5.3.

"Abbott Unilateral Diagnostic" means a Unilateral Diagnostic that is being developed and Commercialized by Abbott pursuant to Section 5.3.1 and "Millennium Unilateral Diagnostic" means a Unilateral Diagnostic that is being developed and Commercialized by Millennium pursuant to Section 5.3.2.

         1.98 "UNILATERAL DIAGNOSTIC NET SALES". Unilateral Diagnostic Net Sales means Net Sales of a Unilateral Diagnostic.

         1.99 "UNILATERAL DRUG DEVELOPMENT CANDIDATE" or "UNILATERAL DDC". Unilateral Drug Development Candidate or Unilateral DDC means a Drug Development Candidate that one Party Develops in accordance with Section 4.9, together with the other Drug Development Candidates included in its DDC Family. "Abbott Unilateral DDC" means a Unilateral DDC for which Abbott is the Developing Party, and "Millennium Unilateral DDC" means a Unilateral DDC for which Millennium is the Developing Party.

         1.100 "UNILATERAL PRODUCT". Unilateral Product means a therapeutic or prophylactic product that is being Commercialized by a Party pursuant to Section 7.8, and that (a) contains as an active ingredient (i) a Small Molecule, Antibody, Antisense Molecule, Protein or Other Molecule that is first identified, evaluated or optimized by a Party through the use of a Unilateral Target, (ii) a Small Molecule, Antibody, Antisense Molecule, Protein or Other Molecule that is first identified, evaluated or optimized in the Research Program through the use of a Program Target prior to such target's designation as a Unilateral Target and is included in such target's Associated Chemistry or Associated Biotherapeutics, or (iii) a Unilateral DDC and (b) has been approved for marketing and sale in a country by a Regulatory Authority. "Abbott Unilateral Product" means a Unilateral Product that is being Commercialized by Abbott pursuant to Section 7.8, and "Millennium Unilateral Product" means a Unilateral Product that is being Commercialized by Millennium pursuant to
Section 7.8.

         1.101 "UNILATERAL PRODUCT NET SALES". Unilateral Product Net Sales means Net Sales of a Unilateral Product.

         1.102 "UNILATERAL TARGET". Unilateral Target means a former Program Target that is the subject of validation and/or drug discovery activities by only one of the Parties outside of the Research Program in accordance with
Section 3.8. "Abbott Unilateral Target" means a Unilateral Target for which Abbott is the Researching Party and "Millennium Unilateral Target" means a Unilateral Target for which Millennium is the Researching Party.

         1.103 "VALID CLAIM". Valid Claim means a claim (a) of any issued, unexpired patent which has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken, or with respect to which an appeal is not taken within the time allowed for appeal, and which has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (b) of any patent application which shall neither have been cancelled, withdrawn or abandoned, nor have been pending for more than seven (7) years from the earliest priority date claimed for such application.

         1.104 ADDITIONAL DEFINITIONS. Each of the following definitions is set forth in the section of this Agreement indicated below:


         DEFINITION                                                                                    SECTION
         ----------                                                                                    -------

         Abbott                                                                                       Preamble
         Abbott Indemnified Parties                                                                    15.1.2
         Abbott Unilateral DDC                                                                          1.99
         Abbott Unilateral Diagnostic                                                                   1.97
         Abbott Unilateral Product                                                                      1.100
         Abbott Unilateral Target                                                                       1.102
         Acting Party                                                                                  10.4.5
         ADD                                                                                          5.1.1(a)
         ADR                                                                                            13.5
         ADR Notice                                                                                   EXHIBIT I
         Breach Notice                                                                                 12.2.1
         Breaching Party                                                                               12.2.1
         Burdened Technology                                                                            3.2.1
         Burdened Technology Obligations                                                                3.2.1
         Capital Recovery Period                                                                      6.1.3(h)
         Change of Control Election                                                                     12.5
         Change of Control Party                                                                        12.5
         Close Competitor                                                                               9.2.5
         Combination Product                                                                            1.52
         Commercialization Expenses                                                                   EXHIBIT G
         Commercialization Plans                                                                        7.2.1
         Commercialization Product Team                                                                 7.2.1
         Competitor Product                                                                             9.2.5
         Contract Quarter                                                                               1.19
         Co-Promotion Guidelines                                                                        7.6.5
         CPR                                                                                          EXHIBIT I
         Data Package                                                                                   4.1.1
         Decision Milestone                                                                             7.6.1
         Developing Party                                                                               4.9.1
         Development Plans                                                                               4.3
         Diagnostic Development Expenses                                                              EXHIBIT H
         Disqualifying Commitments                                                                    3.6.2(b)
         Distribution Expenses                                                                        EXHIBIT G
         Distribution Margin/Profit                                                                   EXHIBIT G
         Early Termination                                                                            3.1.2(b)
         Effective Date                                                                               Preamble
         Excess Recovery                                                                               10.4.4

                                      -16-

         DEFINITION                                                                                    SECTION
         ----------                                                                                    -------

         Final Detail Plan                                                                            7.6.7(a)
         First Contract Year                                                                            1.19
         First Joint DDC                                                                                7.6.1
         First Joint Product                                                                            7.6.1
         Global Commercialization Framework                                                             7.2.1
         Global Development Plan                                                                         4.3
         Global Manufacturing Plan                                                                       6.2
         Global New Product Pre-Launch Team                                                           7.1.3(b)
         Initial Commercialization Plan                                                                 7.2.1
         Initial Development Plan                                                                        4.3
         Initial Manufacturing Plan                                                                      6.2
         Intellectual Property                                                                         14.5(a)
         Joint Development Project Team                                                               4.2.3(c)
         Joint Product Net Sales                                                                      EXHIBIT G
         Joint Program Diagnostic                                                                     5.1.1(b)
         Joint Research Project Team                                                                    3.3.1
         Lead Manufacturing Party                                                                       6.3.1
         Lead Regulatory Party                                                                        4.5.1(a)
         Manufacturing Commencement Date                                                                6.3.3
         Manufacturing Plans                                                                             6.2
         Market Competitive Supplier                                                                    6.3.3
         Marks                                                                                         10.6.1
         Millennium                                                                                   Preamble
         Millennium Indemnified Parties                                                                15.1.1
         Millennium Unilateral DDC                                                                      1.99
         Millennium Unilateral Diagnostic                                                               1.97
         Millennium Unilateral Product                                                                  1.100
         Millennium Unilateral Target                                                                   1.102
         Net Units of Joint Product Sold                                                              EXHIBIT G
         Net Units of Program Diagnostic Sold                                                         EXHIBIT H
         Neutral                                                                                      EXHIBIT I
         Non-Breaching Party                                                                           12.2.1
         Non-Field Target                                                                               3.10
         Non-Program Compounds                                                                          3.6.4
         Non-Researching Party                                                                         3.8(c)
         Non-Selling Party                                                                             10.4.4
         Notice of Discontinuance                                                                       4.7.1
         Operating Margin/Profit                                                                      EXHIBIT G
         Opt-Out Phase                                                                                  9.2.2
         Owning Party                                                                                 10.4.2(b)
         Party-Burdened Field                                                                           3.6.4
         Party-Burdened Target                                                                          3.6.4
         Patent Prosecution                                                                            10.2.1
         Probation Period                                                                             7.6.7(e)
         Product-Specific Patent Rights                                                               10.4.2(a)

                                      -17-


         DEFINITION                                                                                    SECTION
         ----------                                                                                    -------
         Program Diagnostic Budget                                                                    5.1.1(a)
         Program Diagnostic Commercialization Expenses                                                EXHIBIT H
         Program Diagnostic Distribution Margin/Profit                                                EXHIBIT H
         Program Diagnostic Distribution Expenses                                                     EXHIBIT H
         Program Diagnostic Net Sales                                                                 EXHIBIT H
         Program Diagnostic Operating Margin/Profit                                                   EXHIBIT H
         Program Diagnostic Plan                                                                      5.1.1(a)
         Program Diagnostic ROW Territory Operating Margin/Profit                                     EXHIBIT H
         Program Diagnostic Standard Cost of Goods Sold                                               EXHIBIT H
         Program Diagnostic U.S. Territory Operating Margin/Profit                                    EXHIBIT H
         Proposing Party                                                                              3.6.1(b)
         Released Target                                                                                5.2.1
         Research Program Term                                                                        3.1.2(a)
         Researching Party                                                                             3.8(a)
         ROW Commercialization Activities                                                             7.3.2(b)
         ROW Commercialization Budget                                                                 7.1.5(b)
         ROW Commercialization Plan                                                                     7.2.1
         ROW Commercialization Product Team                                                           7.1.3(e)
         ROW Minus the Co-Promotion Territory                                                         EXHIBIT G
         ROW Minus the Co-Promotion Territory Operating Margin/Profit                                 EXHIBIT G
         ROW Territory                                                                           EXHIBIT G/EXHIBIT H
         ROW Territory Operating Margin/Profit                                                        EXHIBIT G
         Royalty-Bearing Abbott Released Diagnostic                                                     9.4.1
         Royalty-Bearing Unilateral Diagnostic                                                          9.4.2
         Second Joint DDC                                                                               7.6.1
         Second Joint Product                                                                           7.6.1
         Selection Pool                                                                                3.11(b)
         Selling Party                                                                                 10.4.4
         Senior Project Manager                                                                       7.3.3(b)
         Standard Cost of Goods Sold                                                                  EXHIBIT G
         Target Family                                                                                10.1.2(a)
         Third Party Program Diagnostic                                                               5.1.1(c)
         Trademark-Owning Party                                                                        10.6.1
         U.S. Commercialization Activities                                                            7.3.2(a)
         U.S. Commercialization Budget                                                                7.1.4(b)
         U.S. Commercialization Plan                                                                    7.2.1
         U.S. Commercialization Product Team                                                          7.1.3(d)
         U.S./ROW Joint Commercialization Activities                                                  7.3.2(c)
         U.S. Territory                                                                          EXHIBIT G/EXHIBIT H
         U.S. Territory Operating Margin/Profit                                                       EXHIBIT G


   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                   ARTICLE 2

                       EXCLUSIVITY; SCOPE OF COLLABORATION

         2.1 Exclusivity.

              2.1.1 GENERAL. During the Research Program Term, and subject to the exceptions set forth in Section 2.1.2, neither Party nor its Affiliates shall, either alone or in collaboration with a Third Party, engage in any activity (other than the research, Development and Commercialization of Joint DDCs and Joint Products pursuant to this Agreement), the focus of which is

                  (a) the validation of targets for the discovery of Small Molecules, Antibodies, Antisense Molecules, Proteins or Other Molecules intended primarily for use as Small Molecule Drugs or Biotherapeutic Products, as the case may be, in the Metabolic Disease Field; or

                  (b) the discovery, Development and/or Commercialization of Small Molecule Drugs or Biotherapeutic Products intended primarily for use in the Metabolic Disease Field.

              2.1.2 EXCEPTIONS. The prohibitions set forth in Section 2.1.1 do not apply to any of the following:

                  (a) the [**];

                  (b) activities undertaken in fulfillment of rights and obligations of a Party existing as of the Effective Date pursuant to an agreement that is set forth in EXHIBIT B or EXHIBIT C;

                  (c) the Development and Commercialization of [**] in the Metabolic Disease Field where (i) [**] in the Metabolic Disease Field [**] the Metabolic Disease Field and (ii) such Party is [**] by this Agreement [**] with respect to the [**];

                  (d) activities undertaken [**];

                  (e) where a Party's involvement in such activity results from such Party's acquisition of a commercial Third Party (by merger or otherwise), which Third Party, prior to such acquisition or merger, was already engaged in such activity; PROVIDED THAT (i) the acquiring Party [**] previously conducted by the acquired Third Party in the Metabolic Disease Field, (ii) the acquiring Party's activities with respect to the acquired Third Party [**] under this Agreement, and (iii) [**] are used for the benefit of any such activities unless
(x) the acquiring Party acquires a product directed to the [**] under development by the acquiring Party and (y) the [**] with the program [**] in a manner which provides for the payment of royalties to the other Party in accordance with Section 9.2. The exception set forth in this subsection (e) shall not apply, however, to the acquisition of a commercial Third Party in the case where all or substantially all of the activities of the commercial Third Party fall within the scope of Section 2.1.1(a) and/or 2.1.1(b), it being understood, however, that either Party may initiate a discussion with the other Party concerning the joint acquisition of such a Third Party and/or seek the other

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

Party's consent (which shall not be unreasonably withheld) to the acquisition by such Party of such Third Party;

                  (f) activities undertaken by the [**] to the extent otherwise permitted by the provisions of this Agreement;

                  (g) activities undertaken by a Party with respect to [**] to the extent otherwise permitted by the provisions of [**] this Agreement; or

                  (h) activities undertaken by Abbott with respect to the target set forth in DOCUMENT II, it being acknowledged by the Parties that Millennium, as of the Effective Date, is precluded from including such target in the Research Program as the result of an agreement with a Third Party. However, if at any time during the period commencing upon the Effective Date and ending on the [**]anniversary thereof, Millennium has eliminated such commitments to such Third Party with respect to such target, then Millennium shall have the right to include such target in the Research Program by providing written notice to Abbott of the exercise of such right and reimbursing Abbott for [**] percent ([**]%) of the research and, if applicable, development expenses incurred by Abbott from the Effective Date to the date of such election with respect to the research, and if applicable, development expenses with respect to such target in the Metabolic Disease Field. Upon such foregoing reimbursement by Millennium, such target shall become a Program Target, subject to Burdened Technology Obligations, all related materials Controlled by either Party shall become Program Materials, all related technology Controlled by either Party shall become Program Technology and all related patent rights Controlled by either Party shall become Program Patent Rights.

              2.1.3 POST-RESEARCH PROGRAM EXCLUSIVITY.

                  (a) During the [**]year period following expiration of the Research Program Term, neither the Parties nor any of their respective Affiliates shall, either alone or in collaboration with a Third Party, engage, other than pursuant to this Agreement, in the discovery, Development or Commercialization of Small Molecule Drugs or Biotherapeutic Products [**] the same Program Target as a Joint DDC, or Joint Product for use in the Metabolic Disease Field.

                  (b) With respect to a Millennium Unilateral Target, during the longer of (i) the [**]year period following expiration of the Research Program Term, or (ii) with respect to any Program Target that has become a Millennium Unilateral Target during the Research Program Term, [**] years from the date that such Program Target became a Millennium Unilateral Target, neither Abbott nor any of its Affiliates shall, either alone or in collaboration with a Third Party, engage in the discovery, Development and Commercialization of Small Molecule Drugs or Biotherapeutic Products for use in the Metabolic Disease Field [**], such Millennium Unilateral Target.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                  (c) With respect to an Abbott Unilateral Target, during the longer of (i) the [**]year period following expiration of the Research Program Term, or (ii) with respect to any Program Target that has become an Abbott Unilateral Target during the Research Program Term, [**] years from the date that such Program Target became an Abbott Unilateral Target, neither Millennium nor any of its Affiliates shall, either alone or in collaboration with a Third Party, engage in the discovery, Development and Commercialization of Small Molecule Drugs or Biotherapeutic Products for use in the Metabolic Disease Field [**], such Abbott Unilateral Target.

              2.1.4 PROGRAM DIAGNOSTIC EXCLUSIVITY. During the Research Program Term and the [**] year period following expiration of the Research Program Term, neither the Parties nor any of their respective Affiliates shall, either alone or in collaboration with a Third Party, engage in the development or Commercialization of a Diagnostic [**] the same Program Target as a Joint Program Diagnostic or a Third Party Program Diagnostic for use in the Metabolic Disease Field.

              2.1.5 UNILATERAL DIAGNOSTIC EXCLUSIVITY.

                  (a) With respect to a Millennium Unilateral Target, until the sooner to occur of (A) the [**] anniversary of the First Commercial Sale of a Millennium Unilateral Product based upon such target or (B), with respect to any Program Target that has become a Millennium Unilateral Target during the Research Program Term, the [**] anniversary of the date that such Program
Target became a Millennium Unilateral Target, neither Abbott nor any of its Affiliates shall, either alone or in collaboration with a Third Party, engage in the discovery, development or Commercialization of a Diagnostic for use in the Metabolic Disease Field that (a) contains such Millennium Unilateral Target, [**], or (b) detects or measures the presence or concentration of (i) such Millennium Unilateral Target, [**], or (ii) a Small Molecule, Antibody, Antisense Molecule, Protein or Other Molecule directed to such Millennium Unilateral Target, [**]. Notwithstanding the foregoing, this prohibition shall not apply to a Diagnostic developed by Abbott that is based upon a Millennium Unilateral Target and that is necessary or useful in obtaining the Regulatory Approval of, or in facilitating the market expansion or market penetration of, [**] that is being developed or Commercialized by Abbott or any of its Affiliates and was developed through the use of such Millennium Unilateral Target pursuant to Abbott's non-exclusive retained rights set forth in Section 8.2.2(b)(i). For purposes of clarity, nothing in this Section 2.1.5(a) is intended to diminish the exclusive license granted to Millennium with respect to certain Millennium Unilateral Diagnostics as set forth in Section 8.2.2(c)(ii)

                  (b) With respect to an Abbott Unilateral Target, until the sooner to occur of (A) the [**] anniversary of the First Commercial Sale of an Abbott Unilateral Product based upon such target or (B), with respect to any Program Target that has become an Abbott Unilateral Target during the Research Program Term, the [**] anniversary of the date that such Program Target became an Abbott Unilateral Target, neither Millennium nor any of its Affiliates shall, either alone or in collaboration with a Third Party, engage in the discovery, development or Commercialization of a Diagnostic for use in the Metabolic Disease Field that (a) contains such

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

Abbott Unilateral Target, [**], or (b) detects or measures the presence or concentration of (i) such Abbott Unilateral Target, [**], or (ii) a Small Molecule, Antibody, Antisense Molecule, Protein or Other Molecule directed to such Abbott Unilateral Target, [**]. Notwithstanding the foregoing, this prohibition shall not apply to a Diagnostic developed by Millennium that is based upon an Abbott Unilateral Target and that is necessary or useful in obtaining the Regulatory Approval of, or in facilitating the market expansion or market penetration of, [**] that is being developed or Commercialized by Millennium or any of its Affiliates and was developed through the use of such Abbott Unilateral Target pursuant to Millennium's non-exclusive retained rights set forth in Section 8.1.2(b)(i). For purposes of clarity, nothing in this
Section 2.1.5(b) is intended to diminish the exclusive license granted to Abbott with respect to certain Abbott Unilateral Diagnostics as set forth in Section 8.1.2(c)(ii).

              2.1.6 RELEASED TARGET EXCLUSIVITY. With respect to a Released Target, during the longer of (a) the period that commences on the Effective Date and ends on the [**]anniversary of the expiration of the Research Program Term or (b) with respect to any Program Target that has become a Released Target during the Research Program Term, the period that commences on the Effective Date and ends on the [**] anniversary of the date that such Program Target became a Released Target, neither Millennium nor any of its Affiliates shall, either alone or in collaboration with a Third Party, engage in the development of a Diagnostic for use in the Metabolic Disease Field through the use of such Released Target.

              2.1.7 RELEASED COMPOUND EXCLUSIVITY. During the Research Program Term and the [**] year period following expiration of the Research Program Term, neither the Parties nor any of their respective Affiliates shall, either alone or in collaboration with a Third Party, engage in the discovery, Development or Commercialization of Released Compounds directed to a Program Target [**].

              2.1.8 OTHER PERMITTED ACTIVITIES. Except as set forth in Section 2.1.7, either Party may, [**] (including activities involving [**] such Party and [**] such Party.)

         2.2 IN-LICENSING OF COMPOUNDS. The Parties agree that in-licensing of compounds may significantly accelerate the objectives of the Parties. Accordingly, during the Research Program Term, the Parties shall collaborate to identify and in-license compounds for research, Development and Commercialization of Joint Products within the Metabolic Disease Field. If, during the Research Program Term, either Party learns of and wishes to pursue an in-licensing opportunity, it shall bring such opportunity to the attention of the Joint Executive Committee as the forum for discussion between the Parties. If the Joint Executive Committee approves the proposed in-licensing of a compound, (i) the Joint Executive Committee shall designate one Party as the lead negotiating Party, which lead negotiating Party shall operate within the parameters prescribed by the Joint Executive Committee; (ii) the Joint Executive Committee shall approve any such in-licensing agreement; (iii) all up-front licensing costs associated with any successfully in-licensed compound shall be shared equally by the Parties; and (iv) all Development Expenses and U.S. Territory Operating Margin/Profit and ROW Territory Operating Margin/Profit associated with any in-licensed compound shall be shared in accordance

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

with the terms of this Agreement. If the Joint Executive Committee approves a proposed in-licensing opportunity but the Parties are unable to complete an in-licensing arrangement, then neither Party may pursue on its own such in-licensing opportunity. If the Joint Executive Committee rejects a proposed in-licensing of a compound, then the proposing Party may pursue such opportunity independently only if such opportunity [**]

                                   ARTICLE 3

                                RESEARCH PROGRAM

         3.1 GENERAL.

              3.1.1 OBJECTIVE.

                  (a) The Parties shall collaborate in carrying out the Research Program with the objective of [**]. It is intended that the Research Program will be conducted as a unified collaborative effort with activities by the Parties carried out primarily at each Party's respective facilities, and this intent shall be reflected in the Research Plans.

                  (b) Subject to existing commitments to Third Parties (including Burdened Technology Obligations), Disqualifying Commitments and the provisions of Section 3.6.4, in accordance with the procedures set forth in
Section 3.6, each Party will make available to the Research Program its existing pipeline of targets, screens, Small Molecules, Antibodies, Antisense Molecules, Proteins and Other Molecules for which there is a reasonable scientific rationale for utility in the discovery, Development and/or Commercialization of Small Molecule Drugs or Biotherapeutic Products in the Metabolic Disease Field, as further described in DOCUMENT III with respect to Abbott and DOCUMENT IV with respect to Millennium. In addition to conducting work on the pipelines of the Parties made available to the Research Program, the Parties will conduct research for the validation and screening of additional targets and the discovery and optimization of additional Small Molecules, Antibodies, Antisense Molecules, Proteins and Other Molecules for use in the discovery, Development and/or Commercialization of Small Molecule Drugs and Biotherapeutic Products in the Metabolic Disease Field.

                  (c) It is anticipated that during the initial years of the Research Program, [**], and during the later years of the Research Program, [**]

                  (d) Although Millennium will take the leadership position in [**], both Parties will participate in the range of drug discovery activities to be conducted in the Research Program, including without limitation [**]

                  (e) The activities conducted by the Parties under the Research Program shall be [**] as the case may be, within the Metabolic Disease Field and the determination of whether such [**]. Once a [**] or [**] has been designated a [**], subject to any applicable Burdened Technology Obligations and limitations relating to Party-Burdened Targets, the Parties may Develop and Commercialize such [**].

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                  (f) Notwithstanding the foregoing provisions of this Section 3.1.1, the Parties agree and acknowledge that the primary focus of the Research Program [**], and that such focus shall be reflected in the Research Plans.

              3.1.2 TERM.

                  (a) The term of the Research Program (the "Research Program Term") shall commence on the Effective Date and end on the fifth (5th) anniversary of the Effective Date, unless (i) earlier terminated pursuant to the provisions of subsection (b) of this Section 3.1.2 or Article 12 or (ii) extended pursuant to the provisions of subsection (c) of this Section 3.1.2.

                  (b) At least[**] prior to the [**] anniversary of the Effective Date, the Joint Executive Committee, together with members senior management of the Parties, shall assess whether the Research Program is meeting the mutual expectations of the Parties. Such assessment shall be made by reference to the guidelines set forth in EXHIBIT D to this Agreement. In the event that the guidelines have not been achieved and the Parties mutually agree to an early termination of the Research Program, the Research Program Term shall end on the [**] anniversary of the Effective Date (an "Early Termination"). Upon any such Early Termination, the rights of the Parties with respect to Program Targets, Associated Chemistry, Associated Biotherapeutics and Drug Development Candidates shall be as provided in Section 3.11.

                  (c) The Parties acknowledge that they may find it to be mutually beneficial to continue the Research Program after the end of the Research Program Term in order to progress Program Compounds or Program Biotherapeutics in the Research Program at such time to the status of a Drug Development Candidate. Consequently, the Parties hereby agree to negotiate in good faith, prior to six (6) months before the end of the Research Program Term, whether to extend the Research Program Term on terms and conditions that are mutually acceptable to the Parties. Should the Parties choose to extend the Research Program, they may choose to limit such extension to ongoing collaboration with respect to particular targets, compounds or products, or otherwise.

         3.2 DISCLOSURE OF FINANCIAL AND OTHER BURDENS AND OBLIGATIONS.

              3.2.1 BURDENED TECHNOLOGY. The Parties acknowledge that [**] ("Burdened Technology"), and that the use of such Burdened Technology as [**] or [**] in the Research Program and the Development and Commercialization of products resulting from the use of such Burdened Technology, [**] or [**] for research, Development and/or Commercialization purposes under this Agreement, [**] with the activities contemplated by this Agreement or [**] under this Agreement [**] (collectively, the "Burdened Technology Obligations").

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

              3.2.2 DISCLOSURE OF BURDENED TECHNOLOGY OBLIGATIONS. Each Party acknowledges its obligation to inform the other Party of Burdened Technology Obligations relating to any target, Small Molecule, Antibody, Antisense Molecule, Protein or Other Molecule which it proposes to provide to the Research Program. With respect to any proposed [**] or [**], all Burdened Technology Obligations related thereto shall be identified and described in reasonable detail in writing by the Party that Controls such target, Small Molecule, Antibody, Antisense Molecule, Protein or Other Molecule to the Joint Research Committee at such time as such target, Small Molecule, Antibody, Antisense Molecule, Protein or Other Molecule is proposed for inclusion in the Research Program as a [**] or [**], as the case may be. The Joint Research Committee shall evaluate the nature and scope of all Burdened Technology Obligations and shall have the right to reject any proposed [**] or [**], as the case may be, on the basis of the Burdened Technology Obligations. Either Party shall have the right to initiate a discussion at the Joint Research Committee concerning the possibility of amending or modifying any Burdened Technology Obligations associated with Burdened Technology under consideration for inclusion in the Research Program.

              3.2.3 [**] by the Joint Research Committee, [**] with respect to such [**] or [**], as the case may be, [**] the Joint Research Committee.

         3.3 JOINT RESEARCH COMMITTEE.

              3.3.1 FORMATION AND MEMBERSHIP. As soon as practicable after the Effective Date, Abbott and Millennium shall establish a Joint Research Committee comprised of an equal number of representatives of Abbott and Millennium, each of whom shall have experience and seniority sufficient to enable him or her to make decisions on behalf of the Party he or she represents. From time to time during the Research Program Term, the Joint Research Committee may, in its discretion, establish one or more joint research project teams (each a "Joint Research Project Team") to implement various aspects of the Research Plans. Such Joint Research Project Teams shall be governed in the same manner and subject to the relevant requirements as set forth herein for the Joint Research Committee.

              3.3.2 ADMINISTRATIVE MATTERS. The Joint Research Committee shall appoint a chairperson from among its members, which shall rotate annually between the representatives from Millennium and the representatives from Abbott. The chairperson shall be responsible for calling meetings of the Joint Research Committee and for leading the meetings. A Joint Research Committee member of the Party hosting a meeting of the Joint Research Committee shall serve as secretary of that meeting. The secretary of the meeting shall prepare and distribute to all members of the Joint Research Committee minutes of the meeting within thirty
(30) days following the meeting to allow adequate review and comment. Such minutes shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by the Joint Research Committee. Minutes of each Joint

Research Committee meeting shall be approved or disapproved, and revised as necessary, at the next meeting. Final minutes of each meeting shall be distributed to the members of the Joint Research Committee by the chairperson.

              3.3.3 DECISION MAKING. Each Party shall have one vote on the Joint Research Committee. Both Parties must vote in the affirmative to allow the Joint Research Committee to take any action that requires the vote of the Joint Research Committee. Action on any matter may be taken at a meeting, by teleconference or videoconference or by written agreement. If the Joint Research Committee is unable to reach unanimous agreement, such issue shall be resolved in accordance with the provisions of Article 13.

              3.3.4 MEETINGS.

                  (a) The Joint Research Committee shall meet at least once during each Contract Quarter. Such meetings shall be held at such times as are mutually agreed upon by the Joint Research Committee, shall alternate between the facilities of the Parties, and shall be conducted in person. By approval of the chairperson, where such approval may not unreasonably be withheld, representatives may participate in any meeting of the Joint Research Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

                  (b) Each Party shall use reasonable efforts to cause its representatives to attend the meetings of the Joint Research Committee in person. If a Party's representative is unable to attend a meeting, such Party may designate an alternate representative to attend such meeting in place of the absent representative. In addition, each Party may, at its discretion, invite additional employees, and, with the consent of the other Party, consultants or scientific advisors, to attend the meetings of the Joint Research Committee.

                  (c) Either Party may also request that a special meeting of the Joint Research Committee be convened for the purpose of resolving disputes in connection with, or for the purpose of reviewing or making a decision pertaining to, the implementation of the Research Plans by providing written notice to the other Party. Such meeting shall be convened at such time as may be mutually agreed upon by the Parties, but in any event shall be held within thirty (30) days after the date of such notice.

              3.3.5 RESPONSIBILITIES. The Joint Research Committee shall be responsible for, among other things:

                  (a) overseeing the Research Program;

                  (b) preparing the Annual Research Plan for each Contract Year and making recommendations for and preparing any amendments to such Research Plans, subject in each case to review and approval by the Joint Executive Committee;

                  (c) monitoring the Parties' compliance with their respective obligations under the Research Plans, including the accomplishment of key objectives and the devotion of an appropriate number of FTEs to the Research Program, and monitoring the out-of-pocket expenditures made by the Parties;

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                  (d) appointing one or more Joint Research Project Teams, as may be appropriate, to implement the Research Plans, and reviewing recommendations from and advising any Joint Research Project Teams;

                  (e) evaluating any Burdened Technology Obligations and deciding whether to accept Burdened Technology into the Research Program and evaluating whether to accept additional Burdened Technology Obligations;

                  (f) determining which (i) targets should be designated as [**], (ii) Small Molecules should be designated as [**]; and (iii) Antibodies, Antisense Molecules, Proteins or Other Molecules should be designated as [**];

                  (g) recommending to the Joint Executive Committee which [**] and [**] should be designated as [**];

                  (h) determining which research projects (e.g., targets, screens, hits, leads, Program Compounds or Program Biotherapeutics) will be pursued in the Research Program and which will be discontinued, as well as which Small Molecules shall be Released Compounds after assessing what impact the release of such proposed Released Compounds may have on the patentability of the applicable Program Compound Family and/or Lead Compound Family(ies);

                  (i) determining whether, and on what terms, the Parties should in-license targets for use in the Research Program (other than targets in-licensed pursuant to academic collaborations under Section 3.4.4), PROVIDED THAT all costs associated with the in-licensing of any such target shall be shared equally by the Parties, and the approval of the Joint Executive Committee shall be required for the in-licensing of a target if the license and milestone fees exceed [**] Dollars ($[**]);

                  (j) monitoring reports submitted by the Parties pursuant to the Research Plans;

                  (k) scheduling and preparing agendas for the Ad Hoc Committee;

                  (l) reviewing and commenting upon (but not approving) the patent filing strategies of the Parties as provided in Article 10; and

                  (m) performing such other tasks and undertaking such other responsibilities as may be set forth in this Agreement.

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                Exchange Commission. Asterisks denote omissions.

         3.4 CONDUCT OF THE RESEARCH PROGRAM.

              3.4.1 EFFORTS. Each Party shall use reasonable efforts to conduct the activities of the Research Program which are assigned to it in the Research Plan, and each shall devote sufficient resources to carry out such respective activities. While the Parties acknowledge and agree that neither Party guarantees the success of the Research Program or any individual task undertaken thereunder, each Party agrees that it will perform the activities assigned to it under the Research Program in a professional manner in accordance with the highest industry standards.

              3.4.2 RESOURCES. Over the course of the Research Program, tasks under the Research Program will be allocated between the Parties with the goal that each Party's participation in the Research Program (based on FTE utilization and out-of-pocket expenditures) will be substantially equal. Particular tasks and responsibilities shall be assigned in a manner consistent with each Party's respective capabilities, capacity and expertise. For purposes of this Agreement, "out-of-pocket expenditures" includes, but is not limited to the cost of consultants, subcontractors, academic collaborations and reagent licensing related to the Research Program, but specifically excludes the cost of laboratory supplies, laboratory space and capital equipment.

              3.4.3 FTE LEVELS. The Parties anticipate that the combined total personnel the Parties will commit to the Research Program will start at an average of [**] FTEs for the First Contract Year and will escalate to an average of [**] FTEs for the Second Contract Year and to an average of [**] FTEs for the Third Contract Year and thereafter. Each Party agrees in good faith to expedite the hiring and utility of such FTEs as early in the applicable Contract Year as possible. In the event that the Research Program generates more projects that qualify for lead optimization than are contemplated by the foregoing resource commitment, the Parties agree to discuss in good faith a possible increase in the number of FTEs devoted to the Research Program, PROVIDED THAT any such increase is subject to the mutual agreement of the Parties. In the Master Research Plan, the Parties shall set forth specific goals for the number of FTEs assigned to specific activities during each year of the Research Program Term. The Annual Research Plans shall set forth specific FTE levels for each Contract Year to be assigned to specific activities.

              3.4.4 ACADEMIC COLLABORATIONS; SUBCONTRACTORS. In accordance with
Section 3.4.2, the Parties will endeavor to optimize the allocation of their resources for the conduct of the Research Program. As necessary and in furtherance of the Research Program, however, either Party may enter into research-related agreements or subcontracts in accordance with this Section
3.4.4. The Joint Research Committee shall decide whether the cost of such agreement shall be shared equally between the Parties or if the cost is to be borne by one Party and whether it can be allocated to offset obligations with respect to FTE levels as set forth in Section 3.4.3 of this Agreement.

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                  (a) In carrying out its respective responsibilities under the
Research Program, either Party may enter into one or more agreements with academic, research or other non-commercial institutions in connection with the conduct of activities contemplated in a given Research Plan, PROVIDED THAT such Party shall obtain a license (or an option to obtain a license), with the right to grant sublicenses to the other Party, to any inventions relevant to the Research Program. The Joint Research Committee and/or a Joint Research Project Team, as applicable, will endeavor to identify in a Research Plan all such agreements that are anticipated to include a financial commitment for a Party in excess of [**] Dollars ($[**]). Approval of the Research Plans by the Joint Research Committee shall constitute approval of such expenditure for purposes of the Research Program. Subsequent to approval of a Research Plan, if a Party determines that an agreement with an academic, research or other non-commercial institution will be useful for that Party to carry out its responsibilities in connection with that Research Plan, such Party may enter into such agreement without prior consultation with or approval by the other Party, PROVIDED THAT such Party shall obtain a license (or an option to obtain a license), with the right to grant sublicenses to the other Party, to any inventions relevant to the Research Program. Notwithstanding the foregoing, the expenditure of funds under any agreement to be entered into by a Party pursuant to this subsection involving a financial commitment in excess of [**] Dollars ($[**]) shall first be approved by the Joint Research Committee.

                  (b) In carrying out its respective responsibilities under the Research Program, either Party may enter into one or more agreements with subcontractors (e.g., a Third Party providing pharmacology services or services for knockout models or other validation services) in connection with the conduct of activities contemplated in a given Research Plan, PROVIDED THAT none of the rights of the other Party hereunder are diminished or otherwise adversely affected as a result of such subcontracting.

              3.4.5 REPORTS. Each Party shall submit monthly reports to the Joint Research Committee, as may be required by the Research Plans, detailing
(a) its activities under the Research Program, and (b) any agreements entered into, or expected to be entered into, pursuant to Section 3.4.4(a) and (b). The Joint Research Committee shall use such monthly reports to monitor the Parties' respective contributions to the Research Program. The Joint Research Committee may amend the Annual Research Plan as necessary to maintain substantial equality in resources devoted and participation by the Parties over the course of the Research Program.

              3.4.6 ADJUSTMENTS. If either Party believes that [**], the Research Program, such Party may submit the matter to the Joint Research Committee in writing, providing a reasonably detailed description of its reasons for such belief. Taking into account historical and prospective participation and resource devotion of the Parties during the current Contract Quarter and the immediately following Contract Quarter, the Joint Research Committee shall take such steps as may be reasonably necessary to ensure substantial equality in resources devoted and participation by the Parties in the Research Program including, with respect to any out-of-pocket expenditures, a reimbursement by one Party to the other Party. At the request of a Party, the other Party shall permit an independent, certified accountant appointed by the requesting Party, at reasonable times and upon reasonable notice but no more than once per year, to examine, at

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                Exchange Commission. Asterisks denote omissions.

the sole cost of the requesting Party, the records of the other Party to verify the accuracy of any reports submitted by the other Party to the Joint Research Committee regarding the level of resources devoted to the Research Program by such Party.

              3.4.7 PROGRAM DIRECTORS. Each Party shall appoint one of its designees on the Joint Research Committee to serve as a program director with responsibility for overseeing the day-to-day activities of the Parties with respect to the Research Program and for being the primary point of contact between the Parties with respect to the Research Program. It is anticipated that, unless otherwise approved by the Joint Research Committee, each program director shall devote at least [**] percent ([**]%) of his or her working time to the Research Program.

         3.5 ANNUAL RESEARCH PLAN.

              3.5.1 ANNUAL RESEARCH PLAN PREPARATION. The Joint Research Committee shall prepare the Annual Research Plan for the First Contract Year within [**] days of the Effective Date. The Joint Research Committee shall prepare the Annual Research Plan for each subsequent Contract Year at least [**] days prior to the commencement of such Contract Year. Each such Annual Research Plan shall be subject to review and approval by the Joint Executive Committee.

              3.5.2 UPDATES AND AMENDMENTS. The Joint Research Committee shall propose updates and amendments, as appropriate, to the current Annual Research Plan, subject to review and approval by the Joint Executive Committee.

              3.5.3 CONTENT. Each Annual Research Plan shall be consistent with the other terms and conditions of this Agreement. Each Annual Research Plan shall specify, among other things, (a) specific research objectives, (b) specific activities to be performed, (c) the Party responsible for performance of an activity, (d) the types of FTEs to be assigned to specific activities, (e) timelines for performance, (f) specific deliverables, (g) to the extent known in advance, the academic collaborations and subcontractor arrangements anticipated for the applicable Contract Year, and (h) the anticipated budget for academic collaborations, subcontractor arrangements and other out-of-pocket expenditures. In addition, each Annual Research Plan shall identify criteria to be used to determine whether a specific [**] or [**] qualifies as a [**] (which generally shall be based upon whether a [**] or [**] has applicability to the Metabolic Disease Field and is ready to proceed to GLP toxicology studies) and whether a specific [**] or [**] qualifies as a part of a [**].

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                Exchange Commission. Asterisks denote omissions.

              3.5.4 FAILURE TO APPROVE ANNUAL RESEARCH PLAN. In the event that the Parties, acting through the Joint Research Committee and the Joint Executive Committee, are unable to reach agreement on the Annual Research Plan for any Contract Year, the Master Research Plan shall govern the activities and obligations of the Parties during such Contract Year until such time as the Annual Research Plan for such Contract Year is determined in accordance with the dispute resolution mechanisms of Article 13.

         3.6 PROCEDURES FOR CONTRIBUTIONS OF TARGETS, SMALL MOLECULES AND BIOTHERAPEUTICS.

              3.6.1 TARGETS.

                  (a) During the Research Program Term, each Party shall use reasonable efforts to [**] under the Research Plans.

                  (b) During the Research Program Term, each Party (the "Proposing Party") shall, subject to any applicable Burdened Technology Obligations and limitations relating to Party-Burdened Targets, present to the Joint Research Committee for consideration for inclusion in the Research Program any target that it Controls that, in such Party's reasonable estimation, meets the criteria set forth in the Annual Research Plan for a Program Target, in accordance with the following procedures. In no event shall either Party be obligated to disclose to the other Party the [**] of any target unless and until such target is designated as a Program Target. Rather, the Proposing Party shall provide, in confidence, the [**] on the proposed target to a patent attorney designated by the other Party to determine if the other Party has any prior commitments to Third Parties relating to the proposed target, including any Burdened Technology Obligations. If such analysis reveals a prior commitment which forecloses inclusion of the target in the Research Program, such target shall not be included in the Research Program. If such analysis does not reveal such a prior commitment, a patent attorney from one of the Parties (as designated by the Joint Research Committee) shall undertake, in confidence, a preliminary patent analysis of the proposed target, the general results of which shall be made available to the Joint Research Committee.

                  (c) At each meeting of the Joint Research Committee, the Joint Research Committee shall select Program Targets based on its review of the criteria set forth in the Research Plans and this Agreement, any Burdened Technology Obligations and the preliminary patent analysis set forth in subsection (b) above. If the Joint Research Committee wishes to include a target that meets such criteria in the Research Program and is willing to commit resources to the activities set forth in subsection (b) of Section 1.72, then the Joint Research Committee shall designate such target as a Program Target and the Joint Research Committee will prepare and approve an amendment to the Annual Research Plan to reflect the activities to be undertaken by the Parties with respect to such Program Target. Upon designation as a Program Target, a target shall be deemed to be included in the Research Program.


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              3.6.2 SMALL MOLECULES.

                  (a) During the Research Program Term, the Parties shall collaborate in making available for the Research Program Small Molecule chemical libraries with the objective of [**].

                  (b) Each Party shall disclose to the other Party [**] performed during the Research Program. The Parties acknowledge that such Small Molecule chemical libraries may contain specific Small Molecules that are subject to a Party's ongoing programs outside of the Metabolic Disease Field and/or prior commitments to one or more Third Parties that individually or in the aggregate would prevent such compound from inclusion in the Research Program (collectively, "Disqualifying Commitments"). A Party shall have the right to withdraw from further consideration as a Program Compound any [**] is subject to a Disqualifying Commitment. In such event, such Party shall not be obligated to disclose to the other Party [**].

                  (c) A Party that does not withdraw a [**] from consideration as a Program Compound shall [**] to the other Party to permit such other Party to determine if undertaking activities with respect to such [**] and/or prior commitments to one or more Third Parties. In the event of any such conflict or prior commitment, such other Party shall have the right to terminate further consideration of such [**] as a Program Compound.

                  (d) From the pool of [**] that have not been withdrawn from consideration pursuant to subsections (b) and (c) above, the Joint Research Committee shall select Program Compounds based upon its review of the criteria set forth in the Research Plans and any Burdened Technology Obligations associated therewith. If the Joint Research Committee wishes to so use a [**] that meets such criteria for use in the Metabolic Disease Field, then the Joint Research Committee shall designate such [**] as a Program Compound and the Joint Research Committee shall prepare and approve an amendment to the Annual Research Plan to reflect the activities to be undertaken by the Parties with respect to such Program Compound. Upon designation as a Program Compound, a [**] shall be deemed to be included in the Research Program.

              3.6.3 BIOTHERAPEUTICS.

                  (a) With respect to any biotherapeutic that a Party Controls on the Effective Date or comes to Control through means other than the conduct of the Research Program (as permitted under this Agreement), such Party shall, subject to any applicable Burdened Technology Obligations and limitations relating to Party-Burdened Targets, present to the Joint Research Committee for consideration for inclusion in the Research Program any such biotherapeutic that, in such Party's reasonable estimation, meets the criteria set forth in the Annual Research Plan for a Program Biotherapeutic in accordance with the following procedures. In no event shall either Party be obligated to disclose to the other Party [**] unless and until such biotherapeutic is designated as a Program Biotherapeutic. Rather, the Party proposing such biotherapeutic shall provide, in confidence, [**] to a patent attorney designated

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by the other Party to determine if the other Party has any prior commitments to
Third Parties relating to the proposed biotherapeutic, including any Burdened Technology Obligations. If such analysis reveals a prior commitment which forecloses inclusion of the biotherapeutic in the Research Plan, such biotherapeutic shall not be included in the Research Program. If such analysis does not reveal such a prior commitment, a patent attorney from one of the Parties (as designated by the Joint Research Committee) shall undertake, in confidence, a preliminary patent analysis of the proposed biotherapeutic, the general results of which shall be made available to the Joint Research Committee.

                  (b) At each meeting of the Joint Research Committee, the Joint Research Committee shall select Program Biotherapeutics based on its review of the criteria set forth in the Research Plans and this Agreement, and Burdened Technology Obligations and the preliminary patent analysis set forth in subsection (a) above. If the Joint Research Committee wishes to include a biotherapeutic that meets such criteria in the Research Program, then the Joint Research Committee shall designate such target as a Program Biotherapeutic and the Joint Research Committee will prepare and approve an amendment to the Annual Research Plan to reflect the activities to be undertaken by the Parties with respect to such Program Biotherapeutic. Upon designation as a Program Biotherapeutic, a biotherapeutic shall be deemed to be included in the Research Program.

              3.6.4 PARTY-BURDENED TARGETS. Where (a) a Party (i) is conducting a research and development program [**] ("Party-Burdened Field") and (ii) in such research and development program has [**] in the Party-Burdened Field, and
(b) such Party believes that the target has a reasonable scientific rationale for utility in the discovery, Development and/or Commercialization of Small Molecule Drugs or Biotherapeutic Products in the Metabolic Disease Field, then, subject to existing commitments to Third Parties (including Burdened Technology Obligations) and Disqualifying Commitments, the Party Controlling such target ("Party-Burdened Target") shall contribute such Party-Burdened Target to the Research Program [**]) developed in such program, so long as such Party is actively pursuing the research, Development or Commercialization of such Party-Burdened Target and Non-Program Compounds in the Party-Burdened Field. At the time the Party-Burdened Target is contributed to the Research Program, the contributing Party shall notify the other Party of the Party-Burdened Field, and the Joint Research Committee, at such point and thereafter, shall review the activities undertaken by the contributing Party in the Research Program to prevent conflicts with respect thereto. [**] relating to such Party-Burdened Target has been designated by the Parties, subject to any Burdened Technology Obligations, the Parties may Develop and Commercialize [**] to Develop and Commercialize [**] are granted to the non-contributing Party in the Party-Burdened Field and all such rights are reserved by the contributing Party; PROVIDED THAT, if the contributing Party ceases to conduct such research and development program based upon such Party-Burdened Target in the Party-Burdened Field, [**] in the Party-Burdened Field shall terminate.

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                Exchange Commission. Asterisks denote omissions.

         3.7 RESEARCH PROGRAM MATERIAL TRANSFER. In order to facilitate the Research Program, each Party shall provide [**] and [**] to the other Party to the extent required to enable the other Party to carry out its assigned responsibilities under the Research Plans. Either Party may also provide to the other Party certain additional Program Materials Controlled by the supplying Party for limited use by the other Party in furtherance of the Research Program. Except as otherwise provided under this Agreement, all such [**] and [**] delivered to the other Party shall remain the sole property of the supplying Party, shall be used only in furtherance of the Research
Program and solely under the control of the other Party and its Affiliates, shall not be used or delivered to or for the benefit of any Third Party without the prior written consent of the supplying Party, [**] The [**] and [**] supplied under this Section 3.7 must be used with prudence and appropriate caution in any experimental work, since not all of their characteristics may be known. THE MATERIALS ARE PROVIDED "AS IS" AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

         3.8 UNILATERAL TARGETS, ASSOCIATED CHEMISTRY AND ASSOCIATED BIOTHERAPEUTICS.

                  (a) If at any time during the Research Program Term (i) (A) a Party desires not to participate in further validation or drug discovery activities with respect to a Program Target and so notifies the other Party, or
(B) a Party has not provided notice under subsection (A) and fails to exercise reasonable efforts in undertaking the research activities with respect to a Program Target pursuant to the Research Plans (as may be modified by the Joint Research Committee pursuant to Section 3.5.2), and does not commence the exercise of such reasonable efforts within [**] days following written notice of such failure from the other Party, and (ii) the other Party provides written notice to the Joint Research Committee that it wishes to continue to participate in further validation or drug discovery activities with respect to such Program Target within [**] days of receipt of the notice from the discontinuing Party or the expiration of such [**] day period, then such Program Target shall be designated a Unilateral Target (and such target shall no longer constitute a Program Target) and the other Party shall [**] (such Party being referred to herein as the "Researching Party").

                  (b) The Researching Party shall have access to all Program Technology relating to the Unilateral Target and all Program Materials (other than tissue samples) including those Small Molecules included in the Associated Chemistry, if any, for such Unilateral Target, and those Antibodies, Antisense Molecules, Proteins and/or Other Molecules included in the Associated Biotherapeutics, if any, for such Unilateral Target, but excluding all other Program Compounds and Program Biotherapeutics.

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                  (c) As soon as reasonably practicable after the designation of a target as a Unilateral Target by the Joint Research Committee, the Party that is not the Researching Party (the "Non-Researching Party") shall provide the Researching Party with any Program Materials and all Program Technology as may be specified in subsection (b) in its Control.

                  (d) The Researching Party shall have the right to:

                      (i) research and [**] identified through the use of a [**], using such [**] in such research and Development, as necessary;

                      (ii) Commercialize any resulting [**] subject to the royalty obligation set forth in Section 9.2; and

                      (iii) With respect to any [**] that achieves a status equivalent to that of a [**], Develop and Commercialize any such [**], using such [**] in such Development, as necessary.

                  (e) The Researching Party shall provide the Joint Executive Committee with brief annual reports regarding the general status of its research, Development and Commercialization activities relating to each[**]

         3.9 SUSPENDED TARGETS.

                  (a) If at any point during the Research Program Term (i) neither Party desires to continue validation and drug discovery activities with respect to a Program Target or (ii) the Joint Research Committee decides to discontinue validation and drug discovery activities with respect to a Program Target, then such Program Target shall thereafter also be deemed a Suspended Target.

                  (b) Either Party shall thereafter, during the Research Program Term, [**], PROVIDED THAT such Party first gives written notice of its desire to the other Party, [**]and not already provided to the other Party. If the other Party does not give notice [**] shall thereafter be a [**] and the Researching Party's rights and obligations with respect to such [**] shall be as set forth in Section 2.1.3 and Section 3.8.

                  (c) If the other Party gives notice of its desire to participate in such research and/or drug discovery activities with respect to a target covered by Section 3.9(b) within such [**] day period, such target shall thereafter be a [**], and the Annual Research Plan shall be appropriately amended to include such activities in the Research Program.

                  (d) If at any point during the Research Program Term, (i) a Party desires not to continue further validation or drug discovery activities with respect to a [**]for which it is the Researching Party and so notifies the Joint Research Committee, or (ii) a Party fails to exercise reasonable efforts in undertaking the research activities with respect to a [**], and does not commence the exercise of such reasonable efforts within [**] days following receipt of written notice from the other Party of such failure, then, such [**].


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         3.10 NON-FIELD TARGETS. If the Parties mutually agree that (a) a
Program Target has failed to demonstrate therapeutic effect in the Metabolic Disease Field ( e.g., [**]), and (b) such Program Target should no longer be a part of the Research Program, such target shall cease to be a Program Target, shall thereafter be dropped from the Research Program, shall be deemed a "Non-Field Target", and rights to the use of such Non-Field Target shall revert to the Party that Controls such Non-Field Target.

         3.11 [**] RESEARCH PROGRAM [**]. [**] the Research Program, [**] the Research Program pursuant to [**] shall be as follows:

                  (a) [**], in the conduct of the Research Program, (i) [**]
(ii) [**] and (iii) a Party has [**].

                  (b) [**] during the conduct of the Research Program, [**] the Parties shall [**] with respect to [**] In the event that the Parties [**] with respect to [**] pursuant to terms and conditions of this Agreement and/or such other terms and conditions upon which the Parties shall mutually agree. In the event that (x) the Parties [**] or (y) [**]regarding [**] with respect to any such [**] within [**] days [**] the Research Program, then such [**] from which the Parties shall [**] for further [**] the Parties [**], as necessary to have [**] which Party [**] shall be deemed to be [**] as the case may be, [**].

                  (c) With respect to each [**] that has been designated [**] shall continue to be governed by the terms and conditions of this Agreement pertaining to Development and Commercialization.

         3.12 RESEARCH PROGRAM RECORDS.

              3.12.1 INSPECTION. All work conducted by either Party in the course of the Research Program shall be completely and accurately recorded, in sufficient detail and in good scientific manner, in separate laboratory notebooks. On reasonable notice, and at reasonable intervals, each Party shall have the right to inspect and copy all such records of the other Party reflecting Program Technology or work done under the Research Program, to the extent reasonably required to carry out its respective obligations and to exercise its respective rights hereunder.

              3.12.2 DEVELOPMENT INFORMATION POLICY. In order to protect the Parties' Patent Rights under United States law in any inventions conceived or reduced to practice during or as a result of the Research Program, each Party agrees to maintain a policy which requires its employees to record and maintain all data and information developed during the Research Program in such a manner as to enable the Parties to use such records to establish the earliest date of invention and/or diligence to reduction to practice. At a minimum, the policy shall require such individuals to record all inventions generated by them in standard laboratory notebooks which are dated and corroborated by non-inventors on a regular, contemporaneous basis.

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         3.13 DISCLOSURE OF RESEARCH PROGRAM RESULTS. Except as provided below, each Party will disclose to the other all Program Technology discovered, invented, or made by such Party during the course of the Research Program and that is useful in or relates to the Research Program, including, without limitation, information regarding [**] identified in the Research Program through the use of Program Targets, [**]. Such Program Technology will be promptly disclosed to the other Party, with meaningful discoveries or advances being communicated as promptly as practicable after such information is obtained or its significance is appreciated. The disclosure obligations set forth in the preceding two sentences shall be subject to a Party's confidentiality obligations to any Third Party, PROVIDED THAT each Party will use reasonable efforts to obtain consent from such Third Party to the disclosures contemplated by this Section 3.13. Each Party will provide the other with copies of the raw data generated in the course of the Research Program, if reasonably necessary to the other Party's work under the Research Program. Any information disclosed pursuant to this Section 3.13 shall be used by the other Party solely for the purposes of the Research Program or as otherwise expressly permitted in this Agreement. For clarity, nothing in this Section 3.13 shall be deemed to require a Party to disclose to the other Party (a) [**] in the Research Program [**] is designated by the Joint Research Committee [**] or (b) [**] the Joint Research Committee [**], as the case may be.

                                   ARTICLE 4

                               DEVELOPMENT PROGRAM

         4.1 DRUG DEVELOPMENT CANDIDATES.

              4.1.1 AD HOC COMMITTEE. At such times as the Joint Research Committee determines to recommend that a [**] or [**] be designated as a Drug Development Candidate, it shall convene a meeting of the members of the Ad Hoc Committee, comprised of the Joint Research Committee, the Joint Development Committee and designated representatives of Millennium and Abbott. Abbott and Millennium shall each have one vote on the Ad Hoc Committee. No later than [**] days prior to such meeting, the Joint Research Committee shall provide to the Ad Hoc Committee all relevant scientific and technical data relating to such Program Compound or Program Biotherapeutic available to the Joint Research Committee, as well as a preliminary global development plan and commercial assessment of the global market for the proposed Drug Development Candidate and its DDC Family (the "Data Package"), containing such elements as shall be specified in the Master Research Plan. The purpose of such meetings shall be to approve or disapprove the Data Package and make a recommendation to the Joint Executive Committee concerning the designation of the related Program Compound or Program Biotherapeutic as a Drug Development Candidate. If the Ad Hoc Committee believes that the Data Package is (a) complete, it shall make a recommendation to the Joint Executive Committee concerning whether or not such [**] or [**] should be designated as a Drug Development Candidate; or (b) insufficient to make a determination whether to designate such [**] or [**] as a Drug Development Candidate, it shall promptly notify the Joint Research Committee and specifically identify any additional data,

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information, results or materials which should be provided, as well as the steps to be taken by the Joint Research Committee to obtain such additional data, information, results or materials.

              4.1.2 JOINT RESEARCH COMMITTEE NOTIFICATION. The Joint Research Committee shall notify the Joint Executive Committee of the approval by the Ad Hoc Committee of the Data Package for a [**] or [**] and its recommendation concerning whether or not such [**] or [**] should be designated as a Drug Development Candidate. Such notification shall (a) identify the potential Drug Development Candidate, with specificity, (b) identify the related Program Target, and (c) identify its DDC Family. The Joint Research Committee shall also forward to a designated representative of each of the Parties the Data Package for such Drug Development Candidate and such additional information relating thereto as may be requested by the Joint Executive Committee.

              4.1.3 JOINT EXECUTIVE COMMITTEE DETERMINATION. Within [**] days after the Joint Research Committee provides notice to the Joint Executive Committee pursuant to Section 4.1.2 with respect to a potential DDC, the Joint Executive Committee shall convene a meeting (either in person or via telephone conference call or videoconference) for the purpose of making a good faith determination as to whether or not such [**] or [**] should be designated as a Drug Development Candidate.

                  (a) If the Joint Executive Committee elects to designate such [**] or [**] as a Drug Development Candidate, it shall provide notice to the Parties of such designation. The Parties shall enter into discussions concerning the Development of such Drug Development Candidate as a Joint DDC. Each Party shall indicate its preliminary intention concerning whether it would elect to Develop the Drug Development Candidate as a Unilateral DDC if the Parties did not undertake Development of such Drug Development Candidate as a Joint DDC.

                  (b) If the Joint Executive Committee does not elect to designate the [**] or [**] as a Drug Development Candidate, it shall provide written notification to the Joint Research Committee concerning the rationale for such determination, and the specific additional information, if any, that is required in order to justify the designation of such [**] or [**] as a Drug Development Candidate.

              4.1.4 NOTIFICATION OF INTEREST. Each Party shall, as soon as possible, but in all cases within [**] days after the Joint Executive Committee has approved the designation of a [**] or [**] as a Drug Development Candidate, provide written notification to the highest-titled representative of the other Party on the Joint Executive Committee concerning its interest in Developing such Drug Development Candidate and its DDC Family. Failure by a Party to provide written notification within such 30-day period shall be deemed to constitute an indication that such Party is not interested in Developing such Drug Development Candidate and its DDC Family.

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              4.1.5 DESIGNATION OF JOINT DDCS, UNILATERAL DDCS AND SUSPENDED
DDCS. Once the Parties have provided notification of their respective interests in Developing such Drug Development Candidate and its DDC Family, the characterization of such Drug Development Candidate (i.e., Joint DDC, Unilateral DDC or Suspended DDC) for the purposes of this Agreement shall be determined based on the interests expressed in the Parties' written notifications.

                  (a) If both Parties have notified the Joint Executive Committee of their interest in Developing the Drug Development Candidate and its DDC Family, then such compound shall be Developed jointly by the Parties as a Joint DDC, subject to the terms of this Agreement. The decision to Develop a Drug Development Candidate and its DDC Family shall constitute an agreement to make joint decisions concerning the Development and Commercialization of such Joint DDC and related Joint Products, subject to the terms of this Agreement.

                  (b) If only one Party has notified the Joint Executive Committee of its interest in Developing the Drug Development Candidate and its DDC Family, then, subject to the provisions of Section 4.9, such compound may be Developed and Commercialized unilaterally by such Party as a Unilateral DDC, subject to the terms of this Agreement. Upon the designation of such DDC as a Unilateral DDC, such DDC's related target shall be designated a Unilateral Target (and such target shall no longer constitute a Program Target).

                  (c) If neither Party has notified the Joint Executive Committee of its interest in Developing the Drug Development Candidate and its DDC Family, then such Drug Development Candidate and its DDC Family shall be deemed a Suspended DDC, subject to the terms of this Agreement.

         4.2 JOINT DEVELOPMENT COMMITTEE.

              4.2.1 FORMATION AND MEMBERSHIP; ADMINISTRATIVE MATTERS. As soon as practicable after the formation of the Joint Research Committee, the Parties shall establish a Joint Development Committee. The Joint Development Committee shall be comprised of an equal number of representatives designated by each of Abbott and Millennium, each of whom shall have experience and seniority sufficient to enable him or her to make Development decisions on behalf of the Party he or she represents. The Joint Development Committee shall include at least one Commercialization representative from each Party. In addition, the Joint Development Committee shall follow the organizational and meeting procedures set forth in Sections 3.3.2 and 3.3.4 with respect to the Joint Research Committee.

              4.2.2 DECISION MAKING. Each Party shall have one vote on the Joint Development Committee. Both Parties must vote in the affirmative to allow the Joint Development Committee to take any action that requires the vote of the Joint Development Committee. Action on any matter may be taken at a meeting, by teleconference or videoconference or by written agreement. If the Joint Development Committee is unable to reach unanimous agreement, such issue shall be resolved in accordance with the provisions of Article 13.

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              4.2.3 JOINT DEVELOPMENT COMMITTEE RESPONSIBILITIES. The Joint
Development Committee shall be responsible for the following with respect to all Joint DDCs:

                  (a) overseeing the Development of all Joint DDCs, including project scheduling, project expenses and resource utilization;

                  (b) overseeing the preparation and implementation of, and amendments and adjustments to, the Development Plans for all Joint DDCs subject to review and approval by the Joint Executive Committee;

                  (c) appointing a joint development project team (each a "Joint Development Project Team") to implement the Development Plan for each Joint DDC, and reviewing recommendations from and advising all Joint Development Project Teams;

                  (d) monitoring the Parties' compliance with their respective obligations under all Development Plans, including the accomplishment of key objectives and the devotion of an appropriate number of FTEs to the implementation of such Development Plans, and monitoring the expenditure of out-of-pocket expenses by the Parties;

                  (e) monitoring reports submitted by the Parties pursuant to the Development Plans;

                  (f) overseeing the preparation of, and approving, protocols for, and otherwise overseeing and monitoring, pre-clinical studies, Phase I Studies, Phase IIA Studies, Phase IIB Studies, Phase IIIA Studies and Phase IIIB Studies under the Development Program;

                  (g) approving a product profile for each Joint DDC, including indications for which such Joint DDC will be Commercialized, key labeling claims and dosing required for commercial success of such Joint DDC given the competitive environment, and any other key product features and benefits which will be used to develop or support a promotional message for such Joint DDC;

                  (h) determining what types of documents and correspondence are material for purposes of Section 4.5.4 (e.g., INDs, NDAs, proposed labeling and such other documentation as the Joint Development Committee determines is significant with respect to Regulatory Approvals);

                  (i) developing recommendations with the Joint Manufacturing Committee regarding the manufacturability of a Joint DDC and other aspects of the pre-clinical and clinical manufacture of a Joint DDC, including, without limitation, which Party (or a Third Party) shall be responsible for such supply;

                  (j) developing recommendations with the Joint Executive Committee with respect to any appropriate actions to be taken concerning adverse event information under any Development Plan;

                  (k) performing duties with respect to Diagnostics pursuant to
Article 5; and

                                      -40-
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                  (l) performing such other tasks and undertaking such other responsibilities as may be set forth in this Agreement.

              4.2.4 JOINT DEVELOPMENT PROJECT TEAM. Each Joint Development Project Team appointed pursuant to Section 4.2.3(c) shall operate under guidelines established by the Joint Development Committee and shall be responsible for the following with respect to each Joint DDC for which it has been established:

                  (a) oversight concerning the completion of all activities necessary to Develop such Joint DDC into a commercially viable product on a global basis;

                  (b) preparing and implementing the Development Plan for a Joint DDC with review and approval by the Joint Development Committee;

                  (c) making recommendations at least quarterly to the Joint Development Committee concerning any amendments to a Development Plan, including whether the Development of such Joint DDC should be continued or terminated, the level of resources that should be devoted to such Development, and appropriate adjustments to budgets in accordance with Section 4.6 for approval by the Joint Development Committee;

                  (d) monitoring the Parties' compliance with their respective obligations under the applicable Development Plan, including the accomplishment of key objectives and the devotion of an appropriate number of FTEs for the implementation of such Development Plan, and monitoring the expenditure of out-of-pocket expenditures by the Parties under such Development Plan;

                  (e) preparing and submitting reports required by a Development Plan to the Joint Development Committee;

                  (f) reviewing and commenting on (but not approving) the patent filing strategies of the Parties as provided in Article 10 with respect to a Development Plan;

                  (g) preparing and recommending protocols for, and otherwise overseeing and monitoring, pre-clinical studies, Phase I Studies, Phase IIA Studies, Phase IIB Studies, Phase IIIA Studies and Phase IIIB Studies relevant to a Development Plan;

                  (h) facilitating the exchange of all data, information, material or results relating to the Development of a Joint DDC;

                  (i) recommending a product profile for a Joint DDC to the Joint Development Committee for approval, including indications for which such Joint DDC will be Commercialized, key labeling claims and dosing required for commercial success of such Joint DDC given the competitive environment, and any other key product features and benefits which will be used to develop or support a promotional message for such Joint DDC;

                  (j) establishing procedures for the collection, sharing and reporting of adverse event information related to a Joint DDC; and

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                  (k) performing such other tasks and undertaking such other responsibilities as may be set forth in this Agreement.

         4.3 DEVELOPMENT PLANS. The Joint Development Project Team shall prepare a global product development plan for the applicable Joint DDC (a "Global Development Plan") and a detailed development plan for the initial [**] of such development (an "Initial Development Plan"), each for review and approval by the Joint Development Committee and the Joint Executive Committee. A development plan for each subsequent [**] period will be prepared by the Joint Development Project Team for review and approval by the Joint Development Committee and the Joint Executive Committee prior to the beginning of such [**] period. The Global Development Plan, the Initial Development Plan and the subsequent Development Plans approved by the Joint Development Committee and the Joint Executive Committee shall be referred to as "Development Plans". The Development Plans shall detail the Development of each Joint DDC, and shall include a description of staffing requirements and an expense budget.

         4.4 DEVELOPMENT ACTIVITIES.

              4.4.1 GENERAL. The Development of each Joint DDC shall be conducted in accordance with criteria established by the applicable Joint Development Project Team and set forth in the applicable Development Plans. Each Party shall use reasonable efforts to conduct the Development activities assigned to it in the Development Plans and will devote sufficient resources to carry out such responsibilities. Furthermore, each Party agrees to conduct such Development activities in compliance with all Laws that are applicable to the Development of the Joint DDC, including without limitation, GLPs, GCPs and GMPs.

              4.4.2 ASSIGNMENT AND RESPONSIBILITY FOR DEVELOPMENT ACTIVITIES. Each Party shall participate in the range of activities to be conducted under the Development Program. The Development Plans shall specify the allocation and assignment of Development activities between the Parties. Tasks and responsibilities to be conducted under the Development Plans will be allocated between the Parties with the goal that each Party's participation in the Development Program shall be substantially equal on an ongoing basis.
[**]


              4.4.3 PROJECT DIRECTORS. Each Party shall appoint one of its designees on the Joint Development Committee to serve as project director with responsibility for overseeing the day-to-day activities of the Parties with respect to the Development of each Joint DDC and for being the primary point of contact between the Parties with respect to such Development.

         4.5 REGULATORY MATTERS.

              4.5.1 OWNERSHIP.


                  (a) LEAD REGULATORY PARTY. The Joint Executive Committee shall identify the Party which shall own the INDs for each Joint DDC and the Regulatory Approvals for each Joint Product (the "Lead Regulatory Party") in the United States. Abbott shall be the Lead Regulatory Party for the ROW. The Lead Regulatory Party shall license, transfer, provide a letter of reference with respect to, or take other action necessary to make available such INDs or

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

Regulatory Approvals to the other Party as may be reasonably necessary to enable such other Party to fulfill its obligations under the Development Plans with respect to the Development of such Joint DDC and under the Commercialization Plans with respect to the Commercialization of such Joint Product.

                  (b) REGULATORY APPROVALS. It is the intention of the Parties that ownership of Regulatory Approvals relating to Joint Products in the United States shall, on a product-by-product basis, be allocated between the Parties on a basis consistent with Section 4.4.2, taking into account Regulatory Approvals that are then owned by each of the Parties with respect to Joint Products, as well as additional Regulatory Approvals relating to Joint Products to be allocated to the Parties.

              4.5.2 REGULATORY COORDINATION. The Lead Regulatory Party shall oversee, monitor and coordinate all regulatory actions, communications and filings with and submissions, including filings and submissions of supplements and amendments thereto, to Regulatory Authorities with respect to the relevant Joint DDC or Joint Product.

              4.5.3 REGULATORY MEETINGS AND CORRESPONDENCE. The Lead Regulatory Party shall be responsible for interfacing, corresponding and meeting with Regulatory Authorities with respect to the relevant Joint DDC or Joint Product. The other Party shall have the right to have a representative participate in all material meetings and telephone discussions between representatives of the Lead Regulatory Party and Regulatory Authorities with respect to such Joint DDC or Joint Product.

              4.5.4 REVIEW OF CORRESPONDENCE. The Lead Regulatory Party shall provide the other Party with drafts of any material documents or other material correspondence (as generally determined by the Joint Development Committee pursuant to Section 4.2.3(h)) to be submitted to Regulatory Authorities pertaining to the relevant Joint DDC or Joint Product, including without limitation all proposed labeling, sufficiently in advance of submission so that the other Party may review and approve such documents and other correspondence and have a reasonable opportunity to influence the substance of such submissions. The Lead Regulatory Party shall promptly provide to the other Party copies of any material documents or other material correspondence (in local language), including without limitation all proposed labeling, received from Regulatory Authorities pertaining to the relevant Joint DDC or Joint Product. The Lead Regulatory Party shall promptly provide the other Party with copies of all other documents and correspondence (in local language) after they have been submitted to, or received from, Regulatory Authorities. Both Parties shall agree on the final labeling for any Joint Product.

              4.5.5 ADVERSE EVENT REPORTING. With respect to each Joint DDC, the Joint Development Committee, together with (a) the Venture Medical Representative and the Medical Director of Postmarketing and IND Safety of Abbott, and (b) their counterparts at Millennium, shall determine a procedure for the exchange of adverse event information arising in the course of clinical trials for such Joint DDC. Such determination shall be made at least [**]days prior to the initiation of such clinical trials.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

         4.6 DEVELOPMENT EXPENSES.

              4.6.1 GENERAL. All Development Expenses for each Joint DDC shall be provided for in a budget to be included in the Development Plans for such Joint DDC, and Millennium and Abbott shall [**] of such Development Expenses. Development Expenses shall be shared as provided above only to the extent made or incurred in connection with an approved budget line item in the applicable Development budget or as otherwise may be approved by the Joint Development Committee.

              4.6.2 QUARTERLY REPORTING AND RECONCILIATION.

                  (a) Within [**] days after the end of each calendar quarter, each Party shall submit a written report to the other Party setting forth in reasonable detail, separately with respect to each Joint DDC, all Development Expenses incurred by or on behalf of the reporting Party during such calendar quarter (or, in the case of Development Expenses incurred in ROW, the corresponding reporting quarter (it being understood that there is a one-month lag behind calendar quarters in ROW reporting - e.g., the fourth reporting quarter in ROW covers September, October and November)). Such report shall provide supporting detail for each of the categories of expenses included within Development Expenses, as determined by the Joint Development Committee.

                  (b) Within [**] days following the end of each calendar quarter, Abbott shall submit to Millennium a written report setting forth in reasonable detail the calculation of any net amount owed by Abbott to Millennium or by Millennium to Abbott, as the case may be, in order to ensure the sharing of Development Expenses as provided in Section 4.6.1. An example of the sharing of Development Expenses is set forth as EXHIBIT E to this Agreement. (An example of the sharing of Diagnostic Development Expenses for Program Diagnostics is set forth as EXHIBIT F to this Agreement.) The net amount payable shall be paid by Millennium or Abbott, as the case may be, within [**] days after receipt of such written report; PROVIDED THAT in the event of a dispute as to the amounts under this subsection 4.6.2(b), the disputing Party shall pay the amount not in dispute and shall provide written notice within such [**]day period after receipt of the written report in question, specifying in detail such dispute. The Parties shall promptly thereafter meet and negotiate in good faith a resolution to such dispute. In the event that the Parties are unable to resolve such dispute within [**] days after notice by the disputing Party, the matter shall be resolved in a manner consistent with the procedures set forth in
Article 13 (PROVIDED THAT, in the case that the matter has not been resolved by the Executive Officers, rather than invoking ADR under Section 13.5, the Parties shall (i) use reasonable efforts to reach agreement on the appointment of one
(1) internationally-recognized independent accounting firm to determine the matter, (ii) if the Parties cannot reach agreement on such accounting firm, then each Party shall appoint one (1) internationally-recognized accounting firm to determine the matter, and (iii) if such firms cannot reach agreement, such firms shall choose a third internationally-recognized independent accounting firm to make the final determination). Interest shall be payable on any disputed amounts determined to be due in the same manner as

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

provided for in Section 9.9, with interest accruing from the end of the [**]day period during which such payment should have been made.

                  (c) The Divisional Vice President and Controller, Global Pharmaceutical Research and Development and Portfolio Analysis, of Abbott shall certify in writing the correctness and completeness of each report submitted by Abbott hereunder. The Chief Financial Officer, Vice President, Finance and/or Treasurer of Millennium shall certify in writing the correctness and completeness of each report submitted by Millennium hereunder.

              4.6.3 COMMERCIAL SALE OF JOINT PRODUCTS. The Parties agree that upon the commencement of commercial sale of a Joint Product, the Parties will in good faith consider the integration of Development Expenses with respect to such Joint Product into the determination of Operating Margin/Profit as such determination is set forth in EXHIBIT G and the manner in which reimbursement of such Development Expenses will be integrated into such Operating Margin/Profit determination. The Parties agree that if such integration is made, [**]

          4.7 DISCONTINUED DEVELOPMENT.

              4.7.1 NOTICE OF DISCONTINUANCE. Each Party shall have the right, on written notice to the other Party (a "Notice of Discontinuance") to discontinue its participation in the Development of a Joint DDC (a) at any time for safety concerns, (b) at any time during the conduct of preclinical studies; and (c) for a period of [**] days after the occurrence of each of the following events with respect to such Joint DDC: at the completion of Phase I Studies; at the completion of Phase IIA Studies; at the completion of Phase IIB Studies; and at the completion of Phase IIIA Studies.

              4.7.2 ELECTION BY PARTY TO CONTINUE. Upon receipt of a Notice of Discontinuance, the other Party may elect to continue the Development of such Joint DDC outside the Development Program by providing written notice of such election to the other Party within [**] days of receipt of the Notice of Discontinuance, in which case such Joint DDC shall thereafter be a Unilateral DDC (and not a Joint DDC).

              4.7.3 CLASSIFICATION AS SUSPENDED DDC. In the event that (a) both Parties (i) elect not to continue their participation in the Development of a Joint DDC, or (ii) fail to exercise reasonable efforts in undertaking such Development and do not commence the exercise of such reasonable efforts within [**] days after receipt of written notice from a Party asserting such failure (PROVIDED THAT if the first Party to receive such written notice responds within such [**]day period with a notice to the other Party asserting that such other Party has also failed to exercise reasonable efforts in undertaking such Development, both written notices shall, for purposes of this subsection, be deemed to have been given concurrently on the date that the first notice was given) or (b) the Developing Party (i) elects not to continue the Development of a Unilateral DDC and provides written notice to the non-Developing Party to such effect, or (ii) fails to exercise reasonable efforts within [**] days after receipt of written notice from the other Party asserting such failure, then such Joint DDC or Unilateral DDC, as the case may be, shall thereafter be a Suspended DDC (and not a Joint DDC or Unilateral DDC) and, if such event

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

occurs prior to the expiration of the Research Program Term, its related target shall be a Suspended Target (and Program Target) subject to the terms of Section 3.9.

         4.8 SUSPENDED DDC.

              4.8.1 ELECTION TO RE-INITIATE. Either Party shall have the right to elect to re-initiate Development activities with respect to a Suspended DDC; PROVIDED THAT such Party first gives notice of its desire to include such Suspended DDC in the Development Program, and provides the other Party with any new data, results, materials or information related to such Suspended DDC which was not previously provided to the other Party.

              4.8.2 DECLINED BY OTHER PARTY. If the other Party acknowledges that it does not at such time desire to include such Suspended DDC in the Development Program, or fails to indicate its desire to participate in the Development of such Suspended DDC within the time period specified in Section 4.8.3, the electing Party may resume Development of such Suspended DDC and such Suspended DDC shall thereafter be a Unilateral DDC (and not a Suspended DDC or a Joint DDC) and its Development shall be governed by the provisions set forth in
Section 4.9.

              4.8.3 ACCEPTED BY OTHER PARTY. If the other Party desires to participate in the Development of such Suspended DDC and so notifies the electing Party within [**]days of receipt of notice from the notifying Party, such Suspended DDC shall thereafter be a Joint DDC (and not a Suspended DDC or a Unilateral DDC) for the purposes of this Agreement.

         4.9 UNILATERAL DEVELOPMENT.

              4.9.1 GENERAL. A Party undertaking the development of a Unilateral DDC (the "Developing Party") shall do so at its own expense and, other than as provided in this Section 4.9, independent of the other Party; PROVIDED THAT the Developing Party shall provide the Joint Executive Committee with a brief annual report concerning the status of the Development of the Unilateral DDC. The Parties will cooperate to the extent practicable and at the Developing Party's expense to transition such Joint DDC to a Unilateral DDC.

              4.9.2 ONGOING STUDIES. With respect to a Unilateral DDC that was previously a Joint DDC, upon designation of such compound as a Unilateral DDC, the Parties shall transition any ongoing pre-clinical and clinical studies in order to preserve, to the maximum extent practicable, the results, clinical site participation and validity of such studies. Without limiting the generality of the foregoing, the non-Developing Party shall, at the request of the Developing Party, continue any such ongoing pre-clinical and clinical studies, at the expense of the Developing Party, until such studies can be effectively transitioned to the Developing Party.

              4.9.3 REGULATORY REQUIREMENTS. The Parties will cooperate to ensure that the Developing Party, at its sole expense, has access to any INDs or Regulatory Approvals obtained under the Development Plan prior to the Notice of Discontinuance that are relevant to such Unilateral DDC as shall be reasonably necessary to enable the Developing Party to continue the Development and Commercialization of such Unilateral DDC. Such access shall be provided by

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

license under the applicable INDs or Regulatory Approvals, transfer of the applicable INDs or Regulatory Approvals, or a letter of reference with respect to the applicable INDs or Regulatory Approvals, or such other action as shall be mutually agreed by the Parties.

              4.9.4 INFORMATION TRANSFER. As soon as reasonably practicable, the non-Developing Party will transfer any material, data, information or results obtained in the Development under the Development Plan of the Joint DDC (as predecessor of the Unilateral DDC) to the Developing Party.

              4.9.5 MANUFACTURE OF CLINICAL SUPPLY OF UNILATERAL DDC.

                  (a) If the non-Developing Party is manufacturing the Unilateral DDC, then the Parties will meet to discuss the long-term supply requirements for such Unilateral DDC, including the supply by such non-Developing Party of such requirements or the transfer of manufacturing technology from the non-Developing Party to the Developing Party, all with the objective of enabling the Developing Party to continue the Development and Commercialization of the Unilateral DDC on an uninterrupted basis. If the Parties enter into a supply agreement, the terms of such agreement shall govern the supply of such Unilateral DDC to the Developing Party.

                  (b) If the Parties do not enter into a supply agreement as contemplated in subsection (a), the non-Developing Party will, for a reasonable transition period not to exceed [**] years, use reasonable efforts to supply the Developing Party with sufficient quantities of Unilateral DDC to enable the Developing Party to continue the Development of the Unilateral DDC in accordance with the scope of the Development Plan as it existed as of the date of the Notice of Discontinuance. In such event, the non-Developing Party shall supply the Unilateral DDC to the Developing Party at Standard Cost of Goods Sold plus a reasonable profit to be negotiated (not to exceed [**] percent ([**]%)), and upon such other reasonable and customary terms as to forecasting, shipment, delivery and similar matters as may be agreed. Further, if the Parties do not enter into a supply agreement as contemplated in subsection (a), the non-Developing Party will transfer to the Developing Party such manufacturing technology as is reasonably useful or necessary for the Developing Party to continue the Development and Commercialization of the Unilateral DDC on an uninterrupted basis, it being understood that the non-Developing Party shall not be required to transfer proprietary manufacturing technology developed by it apart from the research and Development of the Unilateral DDC so long as the initial use of such proprietary technology shall have been approved by the Joint Manufacturing Committee pursuant to Section 6.1.3(a) of this Agreement.

         4.10 RIGHT TO AUDIT. Each Party shall ensure that the other Party's authorized representatives, and regulatory authorities to the extent permitted by Law, may, during regular business hours, (a) examine and inspect the facilities of any laboratory, manufacturer, subcontractor or any investigator site used in the Development involving a Joint DDC, and (b) inspect and copy all data, documentation and work products relating to the activities performed by the subcontractor or investigator site, including, without limitation, the medical records of any

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                Exchange Commission. Asterisks denote omissions.

patient participating in any clinical study. A Party's right to inspect and copy all data, documentation, and work products relating to a Joint DDC study shall survive the completion of the study for a period of fifteen (15) years after the study is completed, or such longer period as shall be required by Law.

         4.11 DISCLOSURE OF DEVELOPMENT PROGRAM RESULTS. Except as provided below, each Party will disclose to the other all Program Technology discovered, invented, or made by such Party during the course of the Development Program that pertains to Joint DDCs. Such Program Technology will be promptly disclosed to the other Party, with meaningful discoveries or advances being communicated as promptly as practicable after such information is obtained or its significance is appreciated. The disclosure obligations set forth in the preceding two sentences shall be subject to a Party's confidentiality obligations to any Third Party, PROVIDED THAT (a) each Party will use reasonable efforts to obtain consent from such Third Party to the disclosures contemplated by this Section 4.11 and (b) neither Party will involve a Third Party in the Development Program to the extent that such involvement would, because of any such confidentiality obligations, materially impair the rights of the other Party under this Agreement. Each Party will provide the other with copies of the raw data generated in the course of the Development Program, if reasonably necessary to the other Party's work under the Development Program. Any information disclosed pursuant to this Section 4.11 shall only be used by the other Party solely for the purposes of the Development Program or as otherwise expressly permitted in this Agreement.

         4.12 DEVELOPMENT PROGRAM MATERIAL TRANSFER. In order to facilitate the Development Program, each Party shall provide [**] and [**] to the extent required to enable the other Party to carry out its assigned responsibilities under the Development Plans, PROVIDED THAT this Section 4.12 shall not apply to Joint DDCs and related materials intended for use in human clinical trials. Either Party may also provide to the other Party certain additional Program Materials Controlled by the supplying Party for limited use by the other Party in furtherance of the Development Program. Except as otherwise provided under this Agreement, all such [**] and [**] delivered to the other Party shall remain the sole property of the supplying Party, shall be used only in furtherance of the Development Program and solely under the control of the other Party and its Affiliates, shall not be used or delivered to or for the benefit of any Third Party without the prior written consent of the supplying Party, and shall not be used in research or testing involving human subjects except as specified in the Development Plans and in accordance with applicable laws. The [**] and [**] supplied under this Section 4.12 must be used with prudence and appropriate caution in any experimental work, since not all of their characteristics may be known. THE MATERIALS ARE PROVIDED "AS IS" AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                    ARTICLE 5

                                   DIAGNOSTICS

         5.1 PROGRAM DIAGNOSTICS.

              5.1.1 DETERMINATION.

                  (a) The Joint Development Committee shall, in consultation with a non-voting representative from the diagnostics division of Abbott ("ADD") and a non-voting representative from the equivalent group at Millennium, from time to time during the Research Program Term and the term of the Development of a Joint DDC, convene meetings to assess whether a candidate for designation as a pre-platform Program Diagnostic exists with respect to such Joint DDC or the Joint Product that contains such Joint DDC. If the Joint Development Committee determines that there is such a candidate, then ADD shall advise the Joint Development Committee in writing, on a timely basis, but in no event more than [**] days from such determination, as to whether or not it believes such a pre-platform Program Diagnostic candidate is capable of development. If ADD indicates that it believes such a pre-platform Program Diagnostic candidate is capable of development, it shall, within [**] days of notifying the Joint Development Committee of its belief, prepare, in consultation with diagnostic representatives from Millennium, a development and Commercialization plan ("Program Diagnostic Plan") and budget ("Program Diagnostic Budget") for such candidate, and submit such Program Diagnostic Plan and Program Diagnostic Budget to the Joint Development Committee and the Joint Executive Committee for approval. If the Joint Development Committee and the Joint Executive Committee approve the Program Diagnostic Plan and the Program Diagnostic Budget and designate such candidate as a pre-platform Program Diagnostic, each shall notify ADD, and ADD shall then notify the Joint Development Committee and the Joint Executive Committee in writing within [**] days thereafter whether or not it is interested in Commercializing such pre-platform Program Diagnostic.

                  (b) Upon ADD confirming its interest in Commercializing a pre-platform Program Diagnostic in accordance with Section 5.1.1(a), such pre-platform Program Diagnostic shall be designated a "Joint Program Diagnostic." The Parties shall co-develop each pre-platform Joint Program Diagnostic in accordance with the relevant Program Diagnostic Plan and Program Diagnostic Budget, it being understood that the Parties may elect to subcontract some or all of such development work. The Parties acknowledge that ADD has the exclusive right to Commercialize Joint Program Diagnostics under the oversight of the Joint Commercialization Committee and consistent with the Program Diagnostic Plan and Program Diagnostic Budget, subject to Millennium's right to co-promote such Joint Program Diagnostic to referring physicians, patients and the research community. Each Party shall [**]the Diagnostic Development Expenses associated with pre-platform Joint Program Diagnostics.

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                  (c) If ADD declines to develop and Commercialize a
pre-platform Program Diagnostic pursuant to Section 5.1.1(a), then such pre-platform Program Diagnostic shall be designated a "Third Party Program Diagnostic" and the Joint Development Committee shall identify a Third Party to develop and Commercialize such pre-platform Third Party Program Diagnostic on terms agreed upon by the Joint Development Committee pursuant to a Program Diagnostic Plan and Program Diagnostic Budget. In negotiating with any such Third Party, the Parties shall [**] to the [**] to be [**] for the [**] of the [**] in the [**] Each Party shall [**] the Diagnostic Development Expenses allocated to the collaboration associated with pre-platform Third Party Program Diagnostics.

              5.1.2 PLATFORM DETERMINATION

                  (a) If, at any time after the designation of a pre-platform Joint Program Diagnostic, the Joint Development Committee, in consultation with ADD, determines that it is advisable to automate such pre-platform Joint Program Diagnostic onto a diagnostic platform, it shall notify ADD to determine if ADD is interested in automating the pre-platform Joint Program Diagnostic onto an Abbott Diagnostic Platform. Within [**] days, ADD shall advise the Joint Development Committee whether or not it is interested in automating the pre-platform Joint Program Diagnostic onto an Abbott Diagnostic Platform.

                      (i) If ADD advises the Joint Development Committee that it is interested in automating the pre-platform Joint Program Diagnostic onto an Abbott Diagnostics Platform, then within [**] days (or such other reasonable time period determined by the Joint Development Committee), it shall determine the feasibility of such automation, it being understood that the Joint Development Committee and the Joint Executive Committee shall approve, prior to initiation of such [**]day period, the budget for any necessary feasibility studies. If such feasibility determination is positive, ADD shall propose amendments to the Program Diagnostic Plan and Program Diagnostic Budget to incorporate such automation tasks and expenses. If the Joint Development Committee and the Joint Executive Committee approve the amendments to the Program Diagnostic Plan and Program Diagnostic Budget, then ADD shall proceed with such automation onto an Abbott Diagnostic Platform in accordance with the applicable Program Diagnostic Plan and Program Diagnostic Budget.

                      (ii) If ADD finds that the automation of a Joint Program Diagnostic onto an Abbott Diagnostic Platform is feasible, but ADD does not have the resources or time to automate such Joint Program Diagnostic, then ADD, with advice from the Joint Development Committee, shall contract with a Third Party to develop such Joint Program Diagnostic onto an Abbott Diagnostic Platform in accordance with an agreed upon Program Diagnostic Plan and Program Diagnostic Budget.

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                Exchange Commission. Asterisks denote omissions.

                      (iii) If ADD determines that the automation of a Joint Program Diagnostic onto an Abbott Diagnostic Platform is not feasible, then the Joint Development Committee, in consultation with ADD, shall identify a Third Party who is capable of automating such Joint Program Diagnostic onto a Third Party Diagnostic Platform in accordance with an agreed upon Program Diagnostic Plan and Program Diagnostic Budget, and such Joint Program Diagnostic shall thereupon cease to be a Joint Program Diagnostic and shall be designated a Third Party Program Diagnostic. In negotiating with any such Third Party, the Parties shall use reasonable efforts to retain rights to the assay and other product technology to be developed by such Third Party for the purpose of maximizing the flexibility of the Parties in the event the Third Party Program Diagnostic becomes a Unilateral Program Diagnostic.

                  (b) If, at any time after the designation of a pre-platform Third Party Program Diagnostic, the Joint Development Committee, in consultation with ADD, determines that it is advisable to automate such pre-platform Third Party Program Diagnostic, it shall follow the procedures set forth in Sections 5.1.2(a) of this Agreement for pre-platform Joint Program Diagnostics unless the Joint Development Committee shall have entered into an agreement with a Third Party, pursuant to Section 5.1.1(c) of this Agreement, which precludes the involvement of ADD in the automation of the pre-platform Third Party Program Diagnostic. In such case, the terms of the agreement with such Third Party shall govern the automation of such pre-platform Third Party Program Diagnostic. A Third Party Program Diagnostic automated on an Abbott Diagnostic Platform shall be deemed a Joint Program Diagnostic.

                  (c) Abbott shall assume [**] percent ([**]%) and Millennium shall assume [**] percent ([**]%) of the Diagnostic Development Expenses associated with the automation of a pre-platform Joint Program Diagnostic onto an Abbott Diagnostic Platform (including the costs of any feasibility studies). Millennium and Abbott shall [**] the Diagnostic Development Expenses associated with the automation of a Third Party Program Diagnostic.

              5.1.3 PROGRAM DIAGNOSTIC ADDITIONAL TERMS. Each Party shall use reasonable efforts to conduct the development and Commercialization activities assigned to it in any Program Diagnostic Plan and will devote sufficient resources consistent with the Program Diagnostic Budget to carry out such responsibilities. To the extent permissible under applicable Law, the names and logos of both Parties shall appear with equal prominence on all product labeling, packaging, promotional and marketing materials that pertain to pre-platform Joint Program Diagnostics. With respect to a Joint Program Diagnostic automated onto an Abbott Diagnostic Platform, to the extent permissible under applicable Law, Abbott's and Millennium's name and logo shall appear on all product labeling, packaging, promotional and marketing materials that pertain to such Joint Program Diagnostic, but Millennium's name and logo will not carry the same level of prominence. All labeling, written and electronic materials associated with each Program Diagnostic shall indicate that such Program Diagnostic was developed with the use of Millennium and Abbott technology. Each Party shall grant the other Party an appropriate trademark license for the foregoing purpose and either the licensor Party or an Affiliate designated by the licensor Party shall have the right to monitor the quality of such Program Diagnostic in accordance with reasonable procedures to be agreed upon by the Parties.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

              5.1.4 PROGRAM DIAGNOSTIC REPORTING. Each Party shall report, in the same manner as set forth in Section 4.6.2, Diagnostic Development Expenses incurred with respect to each Joint Program Diagnostic and Third Party Program Diagnostic. Each Party shall report the Program Diagnostic Operating Margin/Profit in the manner set forth in Section 9.3.2.

         5.2 ABBOTT RELEASED DIAGNOSTICS.

              5.2.1 ABBOTT RELEASED DIAGNOSTICS DETERMINATION. If the Joint Development Committee determines that a Program Target (including any Associated Chemistry and any Associated Biotherapeutics) will have no utility with respect to any Program Diagnostic, then such Program Target shall also be deemed a "Released Target," and Abbott's rights with respect to use of such Released Target to develop and Commercialize Abbott Released Diagnostics shall be governed by the license grant set forth in Section 8.1.2(c)(iii).

              5.2.2 EXPENSES. ADD shall [**] the expenses associated with the development of the Abbott Released Diagnostics.

              5.2.3 PRODUCT LABELING. Abbott's name and logo shall appear on all product labeling, packaging, promotional and marketing materials that pertain to Abbott Released Diagnostics. Product insert labeling associated with each Abbott Released Diagnostic shall indicate that the Abbott Released Diagnostic was developed with the use of Millennium and Abbott technology. Millennium shall grant Abbott an appropriate trademark license for the foregoing purpose and either Millennium or an Affiliate designated by Millennium shall have the right to monitor the quality of such Abbott Released Diagnostic in accordance with reasonable procedures to be agreed upon by the Parties.

         5.3 UNILATERAL DIAGNOSTICS.

              5.3.1 ABBOTT UNILATERAL DIAGNOSTICS. In the event that an Abbott Unilateral Target is designated pursuant to Section 3.8 or an Abbott Unilateral DDC and an Abbott Unilateral Target are designated as such pursuant to Article 4, Abbott shall have the following rights to develop and Commercialize a related Unilateral Diagnostic:

                  (a) In the event that a Program Diagnostic for such target or DDC had not previously been designated by the Joint Executive Committee, Abbott shall have the right to develop and Commercialize an Abbott Unilateral Diagnostic with respect to such Abbott Unilateral Target and/or Abbott Unilateral DDC, pursuant to the license grant set forth in Section 8.1.2(c)(ii).

                  (b) In the event that a Joint Program Diagnostic for such target or DDC had previously been designated by the Joint Executive Committee,
(i) such Joint Program Diagnostic shall cease to be a Joint Program Diagnostic and shall be deemed an Abbott Unilateral Diagnostic, (ii) Abbott shall have the right to develop and Commercialize an Abbott Unilateral Diagnostic with respect to such Abbott Unilateral Target and/or Abbott Unilateral DDC, pursuant to the license grant set forth in Section 8.1.2(c)(ii), and (iii) Millennium shall

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                Exchange Commission. Asterisks denote omissions.

disclose to Abbott any and all Program Technology and provide to Abbott any and all Program Materials (other than tissue samples) in its possession relevant to such Abbott Unilateral Diagnostic to ensure the uninterrupted development and Commercialization of such Abbott Unilateral Diagnostic.

                  (c) In the event that a Third Party Program Diagnostic for such target or DDC had previously been designated by the Joint Executive Committee, subject to the terms of the agreement entered into with the Third Party, (i) such Third Party Program Diagnostic shall cease to be a Third Party Program Diagnostic and shall be deemed an Abbott Unilateral Diagnostic, (ii) Abbott shall have the right to develop and Commercialize an Abbott Unilateral Diagnostic with respect to such Abbott Unilateral Target and/or Abbott Unilateral DDC, pursuant to the license grant set forth in Section 8.1.2(c)(ii),
(iii) Millennium shall transfer its rights and responsibilities under the agreement with the Third Party to Abbott upon terms mutually agreed to by Millennium and Abbott, and (iv) Millennium shall disclose to Abbott any and all Program Technology and provide to Abbott any and all Program Materials (other than tissue samples) in its possession relevant to such Diagnostic to ensure the uninterrupted development and Commercialization of such Abbott Unilateral Diagnostic.

              5.3.2 MILLENNIUM UNILATERAL DIAGNOSTICS. In the event that a Millennium Unilateral Target is designated pursuant to Section 3.8 or a Millennium Unilateral DDC and a Millennium Unilateral Target are designated as such pursuant to Article 4, Millennium shall have the following rights to develop and Commercialize a related Unilateral Diagnostic:

                  (a) (i) In the event that a Program Diagnostic for such target or DDC had not previously been designated by the Joint Executive Committee, Millennium shall have the right, subject to the provisions set forth in Section 5.3.2(a)(ii), to develop and Commercialize a Millennium Unilateral Diagnostic with respect to such Millennium Unilateral Target and/or Millennium Unilateral DDC, pursuant to the license grant set forth in Section 8.2.2(c)(ii).

                      (ii) In the event that Millennium decides to seek a party to develop a Millennium Unilateral Diagnostic pursuant to Section 5.3.2(a)(i), Millennium shall first provide written notice to Abbott of such decision, including the terms upon which it expects to develop such Millennium Unilateral Diagnostic. Abbott shall have the right to enter into good faith negotiations relating to such development opportunity for such Millennium Unilateral Diagnostic based upon such terms (or such other terms upon which the Parties may mutually agree) by providing written notice to Millennium within [**] days after receipt of Millennium's notice. If Abbott provides such notice to Millennium within such [**]day period, the Parties shall negotiate in good faith relating to such development opportunity for a period of up to [**] days, or such shorter or longer period mutually agreed to by the Parties, it being understood that Millennium may consider various factors in deciding whether to enter into an agreement with Abbott concerning such development opportunity, including Abbott's capabilities and capacity to undertake the required responsibilities relative to Third Parties. If the Parties are unable to reach mutual agreement as to Abbott's participating in such development opportunity within

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

such [**]day period, or if Abbott does not provide notice to Millennium within such initial [**]day period, then Millennium shall be free to enter into an arrangement with a Third Party.

                  (b) In the event that a Joint Program Diagnostic for such
            target or DDC had previously been designated by the Joint Executive Committee, (i) such Joint Program Diagnostic shall continue to be developed and/or Commercialized in accordance with the applicable Program Diagnostic Plan and Program Diagnostic Budget pursuant to the provisions of Section 5.1.1(b) or Section 5.1.2, and (ii) Millennium shall not have any right to develop and Commercialize Unilateral Diagnostics for such Millennium Unilateral Target and/or Millennium Unilateral DDC, PROVIDED THAT, if, within [**] days following the designation of a Millennium Unilateral Target and/or a Millennium Unilateral DDC, Abbott provides Millennium with written notice of its election to discontinue the development and Commercialization of the Joint Program Diagnostic related to such target or DDC, then (A) such Joint Program Diagnostic shall cease to be a Joint Program Diagnostic and shall be deemed a Millennium Unilateral Diagnostic, (B) Millennium shall have the right to develop and Commercialize a Millennium Unilateral Diagnostic with respect to such Millennium Unilateral Target and/or Millennium Unilateral DDC, pursuant to the license grant set forth in Section 8.2.2(c)(ii), and (C) Abbott shall disclose to Millennium any and all Program Technology and provide to Millennium any and all Program Materials (other than tissue samples) in its possession relevant to such Diagnostic to ensure the uninterrupted development and Commercialization of such Millennium Unilateral Diagnostic.

                  (c) In the event that a Third Party Program Diagnostic for such target or DDC had previously been designated by the Joint Executive Committee, subject to the terms of the agreement entered into with the Third Party, (i) such Third Party Program Diagnostic shall cease to be a Third Party Program Diagnostic and shall be deemed a Millennium Unilateral Diagnostic, (ii) Millennium shall have the right to develop and Commercialize a Millennium Unilateral Diagnostic with respect to such Millennium Unilateral Target and/or Millennium Unilateral DDC, pursuant to the license grant set forth in Section 8.2.2(c)(ii), (iii) Abbott shall transfer its rights and responsibilities under the agreement with the Third Party to Millennium upon terms mutually agreed to by Abbott and Millennium, and (iv) Abbott shall disclose to Millennium any and all Program Technology and provide to Abbott any and all Program Materials (other than tissue samples) in its possession relevant to such Third Party Program Diagnostic to ensure the uninterrupted development and Commercialization of such Millennium Unilateral Diagnostic.

                                    ARTICLE 6

                                  MANUFACTURING

         6.1 JOINT MANUFACTURING COMMITTEE.

              6.1.1 FORMATION AND MEMBERSHIP; ADMINISTRATIVE MATTERS. As soon as practicable after the formation of the Joint Research Committee, the Parties shall establish the Joint Manufacturing Committee to oversee the decisions and procedures relating to the Manufacturing of Joint DDCs and Joint Products. The Joint Manufacturing Committee shall be comprised of an equal number of representatives designated by each of Abbott and Millennium, each of whom shall have sufficient experience and seniority to enable him or her to make Manufacturing decisions on behalf of the Parties. In addition, the Joint Manufacturing Committee shall follow the organizational and meeting procedures set forth in Sections 3.3.2 and 3.3.4 with respect to the Joint Research Committee.

              6.1.2 DECISION MAKING. Each Party shall have one vote on the Joint Manufacturing Committee. Both Parties must vote in the affirmative to allow the Joint Manufacturing Committee to take any action that requires the vote of the Joint Manufacturing Committee. Action on any matter may be taken at a meeting, by teleconference or videoconference or by written agreement. If the Joint Manufacturing Committee is unable to reach unanimous agreement, such issue shall be resolved in accordance with the provisions of Article 13.

              6.1.3 RESPONSIBILITIES. The Joint Manufacturing Committee shall be responsible for the following with respect to each Joint DDC and/or Joint
Product:

                  (a) determining the best Manufacturing procedures and processes to be used to produce necessary volumes of such Joint DDC and/or Joint Product with reproducible high quality and at a competitive cost (including whether or not to authorize the use of a proprietary manufacturing technology of a Party that such Party would be unwilling to transfer to the other Party pursuant to Section 4.9.5);

                  (b) determining the Lead Manufacturing Party for such Joint DDC and/or Joint Product in accordance with the provisions of Section 6.3;

                  (c) maintaining global oversight over all Manufacturing activities relating to such Joint DDC and/or Joint Product;

                  (d) overseeing the preparation of all Manufacturing Plans for such Joint DDC and/or Joint Product, subject to review by the Joint Executive Committee;

                  (e) monitoring the Parties' compliance with their respective obligations under the Manufacturing Plans;

                  (f) overseeing regulatory compliance with respect to Manufacturing activities;

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                  (g) reviewing a detailed breakdown of the components of
Standard Cost of Goods Sold for such Joint DDC and/or Joint Product;

                  (h) determining (i) whether the Manufacturing of such Joint DDC and/or Joint Product requires any Special Purpose Equipment; (ii) the budgeted capital costs for the acquisition of such Special Purpose Equipment and the manner in which such capital costs shall be financed (e.g., whether the Parties will share the costs up-front or whether the Lead Manufacturing Party shall incur such costs and recover such costs over the Capital Recovery Period);
(iii) the period over which the capital costs relating to such Special Purpose Equipment shall be recovered and reflected in Standard Cost of Goods Sold (the "Capital Recovery Period"); and (iv) the manner in which the Lead Manufacturing Party (or the Parties if the capital costs are shared up-front) shall recover any unrecovered capital costs in the event that the Joint Manufacturing Committee terminates the Manufacturing rights of the Lead Manufacturing Party prior to the expiration of the Capital Recovery Period; and

                  (i) performing such other tasks and undertaking such other responsibilities as may be set forth in this Agreement.

         6.2 MANUFACTURING PLANS. The Joint Manufacturing Committee shall prepare a global product manufacturing plan for each Joint DDC and/or Joint Product (a "Global Manufacturing Plan") and a detailed manufacturing plan for the initial [**] months of such manufacturing (an "Initial Manufacturing Plan"), each for review and approval by the Joint Executive Committee. A manufacturing plan for each subsequent [**]month period will be prepared by the Joint Manufacturing Committee for review and approval by the Joint Executive Committee. The Global Manufacturing Plan, the Initial Manufacturing Plan and the subsequent Manufacturing Plans approved by the Joint Executive Committee shall be referred to as "Manufacturing Plans." The Manufacturing Plans shall cover all aspects of Manufacturing relating to a Joint DDC/Joint Product, including production scale-up, pre-clinical and clinical supplies, commercial-scale manufacturing, and strategies relating to secondary manufacturing sources.

         6.3 DESIGNATION OF LEAD MANUFACTURING PARTY.

              6.3.1 DESIGNATION OF ABBOTT. Subject to the provisions of Sections
6.3.2 and 6.3.3, Abbott shall be designated as the Party with responsibility for Manufacturing of Joint DDCs and Joint Products on a worldwide basis. If neither Abbott nor Millennium satisfies the conditions set forth in Section 6.3.3 with respect to a particular Joint DDC or Joint Product, or if neither Party wishes to Manufacture a particular Joint DDC and/or Joint Product, the Joint Manufacturing Committee shall identify a Third Party to undertake such Manufacturing responsibilities. If a Party is designated as the Party with responsibility for Manufacturing a Joint DDC and/or Joint Product, such Party is referred to as the "Lead Manufacturing Party." If neither Party wishes to undertake such responsibility with respect to a particular Joint DDC and/or Joint Product, the Joint Manufacturing Committee shall oversee Manufacturing of such Joint DDC and/or Joint Product with such Third Party contractors as it may designate and are approved by the Joint Executive Committee.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

              6.3.2 MILLENNIUM MANUFACTURING RIGHT. In the event that Millennium meets the conditions set forth in Section 6.3.3 with respect to the Manufacture of a particular Joint DDC and/or Joint Product at the time that the Joint Manufacturing Committee decides to designate a Lead Manufacturing Party therefor, Millennium shall have the right to submit a written proposal to the Joint Manufacturing Committee with respect to such Joint DDC and/or Joint Product and to be considered equally with Abbott as the Lead Manufacturing Party for such Joint DDC and/or Joint Product on a worldwide basis.

              6.3.3 REQUIREMENTS. In order to qualify as the Lead Manufacturing Party for a Joint DDC and/or Joint Product, Abbott and/or Millennium shall provide reasonable evidence to the Joint Manufacturing Committee that it (or its Affiliates) satisfies (or has the capability to satisfy) the following conditions:

                  (a) it has the ability to Manufacture such Joint DDC and/or Joint Product in sufficient quantities (based upon the Manufacturing Plans) and in accordance with applicable specifications;

                  (b) it has the experience of Manufacturing compounds of similar type, complexity and modality to such Joint DDC and/or Joint Product;

                  (c) it has the ability to Manufacture such Joint DDC and/or Joint Product in accordance with all relevant laws and regulations;

                  (d) it has an approved or "approvable" facility for such Joint DDC and/or Joint Product as defined by the FDA or similar Regulatory Authority; and

                  (e) it is a Market Competitive Supplier (as defined below).

         As used above, the term "Market Competitive Supplier", with respect to a specific Joint DDC and/or Joint Product, means [**]. In making the initial and periodic determination described below as to whether a Party is a Market Competitive Supplier, the Joint Manufacturing Committee may solicit written quotes from Third Party GMP manufacturers meeting the requirements of the foregoing clauses (a), (b), (c) and (d), and will also consider the amount of effort involved in the process development, formulation and scale-up of Manufacturing capabilities, as well as the amount of effort involved to technically support such Manufacturing capabilities going forward. At the time of initial designation of a Lead Manufacturing Party, the Joint Manufacturing Committee shall determine whether a Party meets the foregoing requirements. After the initial designation of a Lead Manufacturing Party, the Joint Manufacturing Committee shall (unless otherwise agreed by the Party that is not the Lead Manufacturing Party) assess whether the Lead Manufacturing Party continues to satisfy the foregoing requirements at the following points in time:
(i) within [**] days following the [**] anniversary of the commencement of commercial supply of the Joint DDC or Joint Product Manufactured by the Lead Manufacturing Party ("Manufacturing Commencement Date"), and (ii) within [**] days following the [**] anniversary of the Manufacturing Commencement Date. If the Joint Manufacturing Committee finds in any such assessment that the Lead Manufacturing

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Party continues to satisfy such requirements, then the Lead Manufacturing Party shall continue as the Lead Manufacturing Party. In the event the Joint Manufacturing Committee finds in any such assessment that the Lead Manufacturing Party has not satisfied such requirements, the Joint Manufacturing Committee shall make a determination as to whether alternative arrangements for Manufacturing should be implemented, and, if so, the identity of the alternative Manufacturer and the terms relating to such Manufacture. If the other Party becomes the Lead Manufacturing Party, it shall be subject to the requirements set forth in this Section 6.3.3. If a Third Party becomes the Manufacturer, it shall be subject to the requirements set forth in the agreement with such Third Party. In either event, the Lead Manufacturing Party shall use reasonable efforts to facilitate any Manufacturing transition and to ensure an uninterrupted supply. In addition, if there is a change in the Lead Manufacturing Party as a result of the assessments set forth in this Section 6.3.3, the arrangements relating to Special Purpose Equipment established by the Joint Manufacturing Committee pursuant to Section 6.1.3(h) shall be implemented.

              6.3.4 SECONDARY MANUFACTURING SOURCES. The Parties agree that it is a typical and prudent business practice to qualify and maintain a secondary source for a small portion of projected production volumes, and that the Manufacturing Plans will incorporate a secondary source strategy. If the Party that is not the Lead Manufacturing Party satisfies the conditions set forth in
Section 6.3.3, the Joint Manufacturing Committee shall give good faith consideration to the designation of such Party as the secondary manufacturing source.

              6.3.5 CONTRIBUTION BY NON-MANUFACTURING PARTY. The Parties agree that the Party that is not the Lead Manufacturing Party may contribute to the Manufacturing process (i.e. fill/finishing, processing, packaging, etc.) for the purposes of achieving the objectives set forth in Section 7.4.

         6.4 STANDARD COST OF GOODS SOLD.

              6.4.1 SUPPLY PRICE. If Abbott or Millennium is the Lead Manufacturing Party, all Joint DDCs and/or Joint Products Manufactured by such Lead Manufacturing Party shall be supplied at a price equal to Standard Cost of Goods Sold.

              6.4.2 DEVELOPMENT EXPENSES. The Standard Cost of Goods Sold for Joint DDCs used for pre-clinical and clinical studies will be included in Development Expenses and shared by the Parties in accordance with Section 4.6.

              6.4.3 COMMERCIALIZATION EXPENSES. The Standard Cost of Goods Sold for Joint Products used in Commercialization activities will be included in Commercialization Expenses and shared by the Parties in accordance with Section 9.1.

         6.5 QUALITY MANUAL. Within [**] days after the appointment of the Lead Manufacturing Party, representatives of the Parties' quality assurance departments shall meet to develop and approve a quality manual outlining responsibilities and key contacts for quality and compliance related issues. Items to be included in the quality manual include, but are not limited

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

to, annual product reviews, returned goods, regulatory audits, compliance with GMP, compliance with PDMA, recalls and such other quality-related concerns deemed appropriate.

                                   ARTICLE 7

                            COMMERCIALIZATION PROGRAM

         7.1 JOINT COMMERCIALIZATION COMMITTEE.

              7.1.1 FORMATION AND MEMBERSHIP; ADMINISTRATIVE MATTERS. As soon as practicable after the formation of the Joint Research Committee, the Parties shall establish the Joint Commercialization Committee to oversee the Commercialization of all Joint DDCs and Joint Products under this Agreement. The Joint Commercialization Committee shall be comprised of an equal number of representatives designated by each of Abbott and Millennium, each of whom shall have sufficient experience and seniority to enable him or her to make Commercialization decisions on behalf of the Parties. In addition, the Joint Commercialization Committee shall follow the organizational and meeting procedures set forth in Sections 3.3.2 and 3.3.4 with respect to the Joint Research Committee.

              7.1.2 DECISION MAKING. Each Party shall have one vote on the Joint Commercialization Committee. Both Parties must vote in the affirmative to allow the Joint Commercialization Committee to take any action that requires the vote of the Joint Commercialization Committee. Action on any matter may be taken at a meeting, by teleconference or videoconference or by written agreement. If the Joint Commercialization Committee is unable to reach unanimous agreement, such issue shall be resolved in accordance with the provisions of Article 13.

              7.1.3 RESPONSIBILITIES. The Joint Commercialization Committee shall be responsible for the following with respect to all Joint DDCs and Joint
Products:

                  (a) maintaining global oversight of the Commercialization process for all Joint DDCs and Joint Products;

                  (b) appointing a global new product pre-launch team at or prior to the commencement of Phase IIIA Studies for such Joint DDC (a "Global New Product Pre-Launch Team"), which shall be responsible for the preparation of the Global Commercialization Framework, pursuant to Section 7.2.1, for such Joint DDC and the transition of such Global Commercialization Framework to the U.S. Joint Commercialization Product Team and the ROW Commercialization Product Team;

                  (c) reviewing and approving the Global Commercialization Framework for each Joint DDC and Joint Product;

                  (d) appointing a joint commercialization product team comprised of an equal number of representatives designated by each of Abbott and Millennium to prepare and implement the U.S. Commercialization Plan and prepare the U.S. Commercialization Budget for each Joint DDC and Joint Product in the United States (each a "U.S. Joint Commercialization

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Product Team") and reviewing recommendations from and advising all U.S. Joint
Commercialization Product Teams;

                  (e) approving the appointment by Abbott of a commercialization product team comprised of representatives designated by Abbott to prepare and implement the ROW Commercialization Plan and prepare the ROW Commercialization Budget for each Joint DDC and/or Joint Product in ROW (each a "ROW Commercialization Product Team") and reviewing recommendations from and advising all ROW Commercialization Product Teams;

                  (f) reviewing and approving the U.S. Commercialization Plan and the ROW Commercialization Plan for each Joint DDC and Joint Product;

                  (g) reviewing and approving the U.S. Commercialization Budget and the ROW Commercialization Budget for each Joint DDC and Joint Product, setting permitted deviations therefrom that do not require an amendment to the budget, and determining the geographic breakdown for the ROW Commercialization Budget;

                  (h) overseeing the implementation of the Commercialization Plans for all Joint DDCs and Joint Products;

                  (i) monitoring the Parties' compliance with the requirements of the Commercialization Plans;

                  (j) monitoring the allocation of Commercialization strategic activities between the Parties across all of the Joint Products in the United States to ensure that such allocation is consistent with the provisions of Sections 7.3 and 7.4;

                  (k) establishing Co-Promotion Guidelines, if applicable, pursuant to Section 7.6;

                  (l) developing recommendations with the Joint Manufacturing Committee regarding the manufacturing and supply chain strategy for a Joint DDC and Joint Product, including, without limitation, which Party (or Third Party) shall be responsible for specific activities within the supply chain;

                  (m) developing procedures regarding the collection, sharing and reporting of adverse information related to such Joint Product on a global basis;

                  (n) making recommendations to the Joint Executive Committee with respect to any appropriate actions to be taken concerning adverse event information under any Commercialization Plan;

                  (o) performing duties with respect to Program Diagnostics pursuant to Article 5;

                  (p) overseeing the preparation of, and approving, protocols for, and otherwise overseeing and monitoring Phase IV Studies under the Commercialization Program; and

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                  (q) performing such other tasks and undertaking such other responsibilities as may be set forth in this Agreement.

              7.1.4 U.S. JOINT COMMERCIALIZATION PRODUCT TEAM. Each U.S. Joint Commercialization Product Team appointed pursuant to Section 7.1.3(d) shall be responsible for the following with respect to the Joint DDC and Joint Product in the United States for which it has been established:

                  (a) preparing and implementing the U.S. Commercialization Plans in the United States for such Joint DDC and/or Joint Product and amendments thereto, subject to review and approval by the Joint
Commercialization Committee;

                  (b) preparing annually for review and approval by the Joint Commercialization Committee the budget for Commercialization activities in the United States set forth in the Commercialization Plan (the "U.S. Commercialization Budget") and amendments thereto, and monitoring the expenses of each Party against the U.S. Commercialization Budget for such Joint DDC and/or Joint Product;

                  (c) monitoring the Parties' compliance with their respective obligations in the United States under an applicable U.S. Commercialization Plan;

                  (d) reviewing market research plans and research results, product development data and results and similar information related to Commercialization of such Joint Product in the United States;

                  (e) defining the initial customer group or target group to be covered with respect to a Joint DDC and/or Joint Product in the United States, including, without limitation, the identification and promotional targeting of key opinion leaders, physician groups, hospitals and regional buying groups, including managed care organizations and governmental and governmental-affiliated buyers, for recommendation to and approval by the Joint Commercialization Committee;

                  (f) proposing to the Joint Commercialization Committee an appropriate structure for marketing teams in the United States with respect to a Joint Product, which proposal shall be made sufficiently in advance to permit approval by the Joint Commercialization Committee of a structure for marketing teams in the United States two (2) years prior to launch of such Joint Product; and

                  (g) performing such other tasks and undertaking such other responsibilities as may be set forth in this Agreement.

              7.1.5 ROW COMMERCIALIZATION PRODUCT TEAM. Each ROW
Commercialization Product Team appointed pursuant to Section 7.1.3(e) shall be responsible for the following with respect to the Joint DDC and Joint Products in ROW for which it has been established:

                  (a) preparing and implementing the ROW Commercialization Plans in ROW for such Joint DDC and/or Joint Product and amendments thereto, subject to review and approval by the Joint Commercialization Committee;

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                Exchange Commission. Asterisks denote omissions.

                  (b) preparing annually for review and approval by the Joint Commercialization Committee the budget for Commercialization activities in ROW set forth in the Commercialization Plan (the "ROW Commercialization Budget") (which budget shall include geographic breakdowns set by the Joint Commercialization Committee) and amendments thereto, and monitoring the expenses of each Party, on a country-by-country basis, against the ROW Commercialization Budget for such Joint DDC and/or Joint Product;

                  (c) monitoring the Parties' compliance with their respective obligations in ROW under an applicable ROW Commercialization Plan;

                  (d) reviewing market research plans and research results, product development data and results and similar information related to Commercialization of such Joint Product in ROW;

                  (e) defining the initial customer group or target group to be covered with respect to a Joint DDC and/or Joint Product in ROW, including, without limitation, the identification and promotional targeting of key opinion leaders, physician groups, hospitals and regional buying groups, including managed care organizations and governmental and governmental-affiliated buyers, for recommendation to and approval by the Joint Commercialization Committee; and

                  (f) performing such other tasks and undertaking such other responsibilities as may be set forth in this Agreement.

         7.2 COMMERCIALIZATION PLANS.

              7.2.1 PREPARATION. The Global New Product Pre-Launch Team for each Joint DDC shall prepare a global product Commercialization framework for such Joint DDC (a "Global Commercialization Framework") that will include, but not be limited to, product positioning, marketing strategy, product labeling strategy, general pricing and reimbursement strategy. Based upon the Global Commercialization Framework, the U.S. Joint Commercialization Product Team and the ROW Commercialization Product Team (collectively referred to as the "Commercialization Product Teams") shall prepare a detailed Commercialization plan for the United States ("U.S. Commercialization Plan") and ROW ("ROW Commercialization Plan"), respectively, for the initial [**] months of such Commercialization (collectively, an "Initial Commercialization Plan"), each for review and approval by the Joint Commercialization Committee. A Commercialization plan for each subsequent [**] month period will be prepared by the applicable Commercialization Product Team, consistent with the Global Commercialization Framework, for review and approval by the Joint Commercialization Committee. The Initial Commercialization Plan and the subsequent Commercialization plans approved by the Joint Commercialization Committee shall be referred to as "Commercialization Plans". The Commercialization Plans shall (a) include, but not be limited to, the marketing strategy, the advertising and promotional strategy, product sampling plan, medical plan, product labeling plan, pricing and reimbursement plan, target customer

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groups and budgets with respect thereto, (b) detail the Commercialization activities to be conducted by each Party with respect to each Joint Product, and
(c) include a description of staffing requirements and an expense budget in accordance with Section 7.1.

              7.2.2 APPROVAL. The Joint Commercialization Committee's oversight of Commercialization Plans for all Joint Products shall include approval of recommendations of the Commercialization Product Teams. With respect to approval of an appropriate structure for marketing teams in the United States for a Joint Product, the Joint Commercialization Committee shall be guided by the principle of achieving optimal coordination between the Parties to achieve maximum commercial success. For illustration purposes only, choices with respect to appropriate structures for marketing teams in the United States for a Joint Product include (a) operation of the marketing team at each Party simultaneously or (b) operation of a single marketing team that may be physically located in a single place with equal representation from each Party.

              7.2.3 COORDINATION. The U.S. Joint Commercialization Product Team and the ROW Commercialization Product Team for each Joint Product shall coordinate with each other in order to ensure consistency in the Commercialization of such Joint Product on a global basis. Such Teams shall meet at least twice annually to consider modifications to the Global Commercialization Framework, review the implementation of the Commercialization Plans for the current year and discuss the preparation of Commercialization Plans for the following year.

         7.3 COMMERCIALIZATION ACTIVITIES.

              7.3.1 GENERAL. The Commercialization of each Joint Product shall be conducted in accordance with the applicable Commercialization Plans. Each Party shall use reasonable efforts to conduct the Commercialization activities assigned to it in the Commercialization Plans and will devote sufficient resources to carry out such responsibilities. Furthermore, each Party agrees to conduct such Commercialization activities in compliance with all Laws that are applicable to the Commercialization of Joint Products. Each Party shall ensure that no claims or representations in respect of the Joint Products or the characteristics thereof are made by or on behalf of it (by members of its sales force or otherwise) which do not represent an accurate summary or explanation of the labeling of the Joint Product or a portion thereof.

              7.3.2 ASSIGNMENT AND RESPONSIBILITY FOR COMMERCIALIZATION ACTIVITIES.

                  (a) Each Party shall participate in the range of Commercialization activities to be conducted in the United States with respect to each Joint Product ("U.S. Commercialization Activities"). The U.S. Commercialization Plans shall specify the allocation and assignment of U.S. Commercialization Activities between the Parties with the goal that each Party's participation shall be substantially equal on an ongoing basis, taking into account the levels of participation in prior years and the participation specified in the Commercialization Plans for the following year. Particular Commercialization tasks and responsibilities shall be assigned consistent with each Party's respective capabilities, capacity and expertise.

                  (b) Abbott will perform all Commercialization activities directed specifically to ROW ("ROW Commercialization Activities") with respect to each Joint Product

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in accordance with the applicable Commercialization Plans, subject to the co-promotion provisions set forth in Section 7.6.

                  (c) The Parties agree that there may be certain joint Commercialization activities that would simultaneously benefit U.S. Commercialization Activities and ROW Commercialization Activities and that would be appropriate and beneficial for the Parties to perform on a global basis (e.g., Phase IV clinical trials and medical symposia directed toward a worldwide audience) ("U.S./ROW Joint Commercialization Activities"). If the Parties deem it appropriate to perform U.S./ROW Joint Commercialization Activities, the Commercialization Plans shall specify the allocation and assignment of U.S./ROW Joint Commercialization Activities between the U.S. Joint Commercialization Product Team and ROW Commercialization Product Team. Particular Commercialization tasks and expenditures shall be assigned to a team based upon a team's respective capabilities, capacity and expertise, as well as the degree to which such activities involve the United States and ROW.

                  (d) To the extent permissible under applicable Law, the names and logos of both Parties shall appear with equal prominence on all product labeling, packaging, promotional and marketing materials that pertain to Joint Products. All labeling, written and electronic materials associated with each Joint Product shall indicate that the Joint Product was developed with the use of Millennium and Abbott technology. Each Party shall grant the other Party an appropriate trademark license for the foregoing purpose and either the licensor Party or an Affiliate designated by the licensor Party shall have the right to monitor the quality of such Joint Product in accordance with reasonable procedures to be agreed upon by the Parties.

                  (e) All promotional materials shall be consistent with the final labeling approved by the applicable Regulatory Authorities for the Joint Products. Any promotional materials related to Joint Products to be used in the United States or, in the event of a Co-Promoted Joint Product, the Co-Promotion Territory, shall be reviewed and approved by the Parties' respective regulatory promotions departments. Both Parties will share equally in product liability costs related to such promotional materials.

                  (f) All other ROW promotional materials shall be prepared, reviewed and approved by Abbott, it being understood that, notwithstanding the provisions of Article 9 and EXHIBIT G, Abbott shall be responsible for one hundred percent (100%) of the costs associated with any and all product liability claims to the extent that such claims have been determined to result from the failure of such promotional materials to be consistent with the final labeling approved by the appropriate Regulatory Authorities for the Joint Products.

              7.3.3 PRODUCT MANAGEMENT.

              (a) Each Party shall appoint one of its designees on each Commercialization Product Team to serve as product manager with responsibility for overseeing the day-to-day activities of the Parties with respect to Commercialization of the applicable Joint Product and for being the primary point of contact between the Parties with respect to such Commercialization.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                  (b) Where the Joint Commercialization Committee has approved the operation of a single marketing team for a Joint Product in the United States, the Joint Commercialization Committee shall designate one of the product managers for such Joint Product to be the "Senior Product Manager." A Senior Product Manager shall serve to coordinate marketing activities between the Parties, in accordance with Commercialization Plans, so as to achieve optimal coordination for the purpose of achieving maximum commercial success for a Joint Product.

                  (c) For the first Joint Product where the Joint
Commercialization Committee has approved operation of a single marketing team in the United States, the product manager appointed by Abbott for such Joint Product shall serve as Senior Product Manager.

                  (d) For the second Joint Product where the Joint Commercialization Committee has approved operation of a single marketing team in the United States, the product manager appointed by Millennium for such Joint Product shall serve as the Senior Product Manager; thereafter, for each Joint Product where the Joint Commercialization Committee has approved operation of a single marketing team in the United States, the product managers appointed by Abbott and Millennium shall serve as the Senior Product Manager on an alternating basis, starting with Abbott.

         7.4 SALES IN THE UNITED STATES. To the extent permissible under applicable Law, the Parties shall cooperate to coordinate the Commercialization activities so that, throughout the course of Commercialization of Joint Products in the United States, [**] for Joint Products in the United States [**] of all the aggregate gross sales of Joint Products in the United States made by the Parties under this Agreement. [**].

         7.5 COMMERCIALIZATION EXPENSES AND BUDGET. Each Party shall undertake Commercialization activities assigned to it in the Commercialization Plans in accordance with the applicable Commercialization Budget. Millennium and Abbott shall share Commercialization Expenses pursuant to Section 9.1.

         7.6 CO-PROMOTION OF JOINT PRODUCTS.


              7.6.1 DECISION MILESTONE AND OTHER TERMS. As used in this Agreement, the term "Decision Milestone" shall mean the decision by the Parties to file an application for Regulatory Approval in any country in the Co-Promotion Territory (which decision is expected to occur approximately [**] months prior to filing each application). Upon reaching any Decision Milestone with respect to a Joint DDC, the Joint Development Committee shall notify the Joint Executive Committee in writing of such Decision Milestone. As used in this Agreement, the term "First Joint DDC' and "First Joint Product" shall mean the first Joint DDC to meet the Decision Milestone and its related Joint Product. The term "Second Joint DDC' and "Second

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

Joint Product" shall mean the Second Joint DDC to meet the Decision Milestone and its related Joint Product.

              7.6.2 FIRST JOINT PRODUCT. In the event that [**] in all or part of the Co-Promotion Territory, [**] all of the conditions provided for in
Section 7.6.4 of this Agreement ([**] and/or the [**] shall be [**], then Millennium shall have the right [**] for the First Joint Product by providing written notice to Abbott within [**] days after receipt of Abbott's notice. If Millennium provides such notice to Abbott within such [**] day period [**] then the Parties [**]as is mutually agreed to by the Parties. In connection with [**] the Parties understand that [**] concerning such co-promotion opportunity, including, but not limited to, [**]. If Millennium [**], then [**]. If Millennium [**] and the Parties [**] reach mutual agreement [**], then [**] on terms [**] that are [**] with Millennium.

              7.6.3 CO-PROMOTION RIGHT TO SECOND AND SUBSEQUENT JOINT PRODUCTS. Millennium shall have the right, but not the obligation, to co-promote in the Co-Promotion Territory the Second Joint Product and all subsequent Joint Products arising from Joint DDCs, subject to, and in accordance with, the provisions of this Section 7.6. If Millennium has met the conditions required under Section 7.6.4 of this Agreement, it shall declare its intent to co-promote a Joint Product within [**]days of written notification made by the Joint Development Committee to the Joint Executive Committee of the Decision Milestone. Failure to provide such written notice within such [**]day period shall be deemed an election by Millennium not to exercise such co-promotion right for such Joint Product.

                  (a) If (i) the First Joint DDC is not approved in the Co-Promotion Territory, (ii) Millennium [**] the First Joint Product, and
(iii) a [**] or prior to the time the applicable Regulatory Authority informs the Parties that the First Joint DDC has not been approved, then, if Millennium shall have exercised its right to do so, [**], and the [**] with Millennium [**], as provided in Section 7.6.2 of this Agreement.

                  (b) If (i) the First Joint DDC is not approved in the Co-Promotion Territory, (ii) Millennium has entered into an agreement with Abbott for [**] the First Joint Product, and (iii) a [**] at or prior to the time the applicable Regulatory Authority informs the Parties that the First Joint DDC has not been approved, then, if Millennium shall have exercised its right to do so, [**] and the [**], with Millennium having the [**] First Joint Product on terms substantially the same as those agreed to for the failed First Joint Product.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                  (c) If (i) the First Joint DDC is not approved in the Co-Promotion Territory, (ii) Millennium [**] the First Joint Product, and
(iii) a [**] at or prior to the time the applicable Regulatory Authority informs the Parties that the First Joint DDC has not been approved, then [**], with Millennium [**] of this Agreement.

                  (d) If (i) the First Joint DDC is not approved in the Co-Promotion Territory, (ii) Millennium [**] the First Joint Product, and
(iii) a [**] at or prior to the time the applicable Regulatory Authority informs the Parties that the First Joint DDC has not been approved, then the [**], with Millennium [**] First Joint Product [**]

              7.6.4 LIMIT ON MILLENNIUM'S RIGHT TO EXERCISE CO-PROMOTION RIGHT. Notwithstanding the provisions of Sections 7.6.2 and 7.6.3, Millennium shall not have the right to co-promote any Joint Product in the Co-Promotion Territory unless the following conditions are satisfied:

                  (a) The Millennium sales force to co-promote the Joint Product must be owned and managed by Millennium, have substantially all of the sales representatives and managers of such sales force in place at least [**] months prior to the launch of the Joint Product, and [**]months;

                  (b) The size (numbers of representatives and managers) of the sales force employed by Millennium shall be subject to country-by-country minimums to be established in the Commercialization Plans, subject to subsequent modification as may be recommended by the Joint Commercialization Committee;

                  (c) Millennium must commit its sales force to [**] required to commercialize the Joint Product throughout the Co-Promotion Territory; and

                  (d) Millennium's co-promotion and its sales force are in full compliance with applicable Laws.

In countries of the Co-Promotion Territory where co-promotion is not legally permissible, if any, Abbott and Millennium will each co-market their own brand of the Joint Product consistent with the points provided in this Section 7.6.

              7.6.5 CO-PROMOTION GUIDELINES. With respect to each Co-Promoted Joint Product, Millennium shall assume responsibility for [**] percent ([**]%) of the annual budgeted detailing effort on a country-by-country basis. If the Parties co-promote, sales management teams from each Party shall cooperate in good faith to coordinate detailing activities in order to maximize product sales by, for example, maximizing geographic coverage in the Co-Promotion Territory, eliminating unnecessary duplication, and enhancing market penetration. Promptly following exercise by Millennium of the co-promotion right for any Joint Product, the ROW Commercialization Product Team shall propose modifications to the relevant Commercialization Plans to provide for the co-promotion of the Co-Promoted Joint Product in the Co-Promotion

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                Exchange Commission. Asterisks denote omissions.

Territory (the "Co-Promotion Guidelines"), which modifications shall be subject to approval by the Joint Commercialization Committee. The proposed modifications shall address the following matters:

                  (a) the annual budgeted total detailing effort for each country in the Co-Promotion Territory;

                  (b) the allocation of such total detailing effort between the Parties (it being understood that the total detailing effort will be allocated [**] percent ([**]%) to Abbott and [**] percent ([**]%) to Millennium, and that neither Party's percentage detailing effort will vary on a country-by-country basis unless otherwise mutually agreed upon by the Parties);

                  (c) the number and position of details and categories of professionals or institutions to be targeted, and the allocation of such professionals or institutions between the Parties; and

                  (d) policies and procedures relating to product sampling.

The Joint Commercialization Committee shall have the same overall authority regardless of whether or not Millennium exercises it co-promotion rights under
Section 7.6.2 and Section 7.6.3. Notwithstanding the foregoing, in the event of a disagreement over the tactical elements of the sales force utilization, Abbott, as the lead marketing Party, shall have the final authority to resolve such issues.

              7.6.6 CO-PROMOTION ACTIVITIES. Each Party shall be responsible for staffing, training, supervising and compensating (including incentives) its own sales personnel. Abbott shall be responsible for development of product-specific training materials, with input from Millennium, and each Party shall use the same training materials for its respective sales personnel. Each Party shall use reasonable efforts to perform those tasks and responsibilities assigned to it in the Co-Promotion Guidelines with respect to each Co-Promoted Joint Product.

              7.6.7 CO-PROMOTION DETAIL RECORDS AND METRICS.

                  (a) It is anticipated that during the calendar year the total number of annual budgeted details will not change, unless mutually agreed by the Parties. Each Party shall manage in good faith its monthly, quarterly, semi-annual and annual detailing on a basis consistent with the Commercialization Plan or as amended in a final detail plan approved by the Joint Commercialization Committee ("Final Detail Plan"). Each Party shall keep track of the number and position of details performed by its representatives in accordance with its normal internal reporting procedures, subject to guidelines approved by the Joint Commercialization Committee. Within [**] days after the last day of each calendar month, each Party shall submit to the other Party a report with respect to the number of details performed by its representatives during such calendar month. Unless specifically provided for in an amendment to the Commercialization Plan, or as amended by a Final Detail Plan, neither Party shall be entitled to charge as Commercialization Expenses the cost of performing any detail in excess of the number

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                Exchange Commission. Asterisks denote omissions.

of annual budgeted details plus [**] percent ([**]%) of such budgeted details for which it is responsible.

                  (b) If, with respect to a particular Joint Product, Millennium fails to perform at least [**] percent ([**]%) of its share of budgeted details (as set forth in the Commercialization Plan or as amended by a Final Detail
Plan) for any [**] month period (the first such period commencing with the start of co-promotion activities by Millennium) and Abbott also fails to perform at least [**] percent ([**]%) of its share of budgeted details (as set forth in the Commercialization Plan or as amended by a Final Detail Plan) for such [**] month period, there shall be no consequence to Millennium.

                  (c) If, with respect to a particular Joint Product, Millennium fails to perform at least [**] percent ([**]%) of its share of budgeted details (as set forth in the Commercialization Plan or as amended by a Final Detail
Plan) for any [**] month period (the first such period commencing with the start of co-promotion activities by Millennium) and Abbott performs at least [**] percent ([**]%) of its share of budgeted details (as set forth in the Commercialization Plan or as amended by a Final Detail Plan) for such [**] month period, then Millennium's share of Operating Margin/Profit for the Co-Promotion Territory shall revert to [**] percent ([**]%) for such [**] month period.

                  (d) If, with respect to a particular Joint Product, Millennium fails to perform at least [**] percent ([**]%) of its share of budgeted details (as set forth in the Commercialization Plan or as amended by a Final Detail Plan) for any [**] month periods and Abbott also fails to perform at least [**] percent ([**]%) of its share of budgeted details (as set forth in the Commercialization Plan or as amended by a Final Detail Plan) for such [**] month periods, there shall be no consequence to Millennium.

                  (e) If, with respect to a particular Joint Product, Millennium fails to perform at least [**] percent ([**]%) of its share of budgeted details (as set forth in the Commercialization Plan or as amended by a Final Detail
Plan) for any [**] month periods and Abbott performs at least [**] percent ([**]%) of its share of budgeted details (as set forth in the Commercialization Plan or as amended by a Final Detail Plan) for such [**] month periods, then Millennium shall commence a [**] to begin on the first day of the first month immediately following the [**] month period. Abbott shall provide written notice [**]days of receiving Millennium's last monthly report for such [**] month period. If Millennium fails to perform at least [**] percent ([**]%) of its share of budgeted details (as set forth in the Commercialization Plan or as amended by a Final Detail Plan) for [**] months during any rolling [**] month period [**] PROVIDED THAT Abbott shall have performed at least [**] percent ([**]%) of its share of budgeted details (as set forth in the Commercialization Plan or as amended by a Final Detail Plan) for any [**] month period.

              7.6.8 AUDIT. At the request of either Party, but not more than once a year by such Party, a special external audit of the detail effort of both Parties' with respect to each Co-Promoted Joint Product shall be performed, the cost of which shall be paid by the requesting

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                Exchange Commission. Asterisks denote omissions.

Party. If the audit reveals that a Party's reporting of its detailing efforts was inaccurate such that the Party's details for the calendar year (or for any [**] month periods) were less than [**] percent ([**]%) of its respective details for either such period, then that Party shall be responsible for the full cost of such audit. If the audit reveals that both Parties' reporting of their detailing efforts was inaccurate such that the Parties' details for the calendar year (or for any [**] month periods) were less than [**] percent ([**]%) of their respective details for either such period, then the cost of the audit shall be shared equally by the Parties.

         7.7 SAFETY ISSUES AND RECALLS.

              7.7.1 GENERAL. Each Party shall keep the other Party informed, commencing within forty-eight (48) hours of notification of any action by, or notification or other information which it receives (directly or indirectly) from Regulatory Authorities, (a) which raises any material concerns regarding the safety or efficacy of any Joint Product, (b) which indicates or suggests a potential material liability for either Party to Third Parties arising in connection with any Joint Product, or (c) which is reasonably likely to lead to a recall or market withdrawal of any Joint Product. Information that shall be disclosed pursuant to this Section 7.7.1 shall include, but not be limited to:

                  (a) governmental or regulatory inspections of manufacturing, distribution or other related facilities used for Joint DDCs or Joint Products;

                  (b) inquiries by governmental or regulatory authorities concerning clinical investigation activities (including inquiries of investigators, clinical monitoring organizations and other related parties) relating to Joint DDCs or Joint Products;

                  (c) any communication from governmental or regulatory authorities pertaining to the manufacture, sale, promotion or distribution of Joint DDCs or Joint Products;

                  (d) any other governmental or regulatory authority reviews or inquiries relating to Joint DDCs or Joint Products;

                  (e) receipt of a warning letter relating to any of the Joint DDCs or Joint Products; and

                  (f) an initiation of any governmental or regulatory authority investigation, detention, seizure or injunction concerning any Joint DDCs or Joint Products.

              7.7.2 JOINT PRODUCTS. With respect to each Joint Product, the Joint Commercialization Committee shall, in consultation with appropriate representatives from the Medical Service Groups of Abbott and their counterparts at Millennium, and subject to the oversight of the Joint Executive Committee, establish specific policies for the exchange of adverse event information (as well as periodic reporting responsibilities and other regulatory safety obligations), product complaints, medical review and medical information inquiries, all in

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                Exchange Commission. Asterisks denote omissions.

order to allow each Party to meet its regulatory requirements in the Territory. Such policies shall be established at least [**] days prior to the initiation of marketing of each Joint Product.

              7.7.3 ACTIONS OF JOINT EXECUTIVE COMMITTEE. The Joint Executive Committee shall be responsible for making all determinations concerning recalls of Joint DDCs or Joint Products.

         7.8 UNILATERAL COMMERCIALIZATION. The Researching Party and the Developing Party with respect to a Unilateral Target and Unilateral DDC, respectively, shall have the right, and shall use reasonable efforts, to Commercialize related Unilateral Products on a worldwide basis. The Developing Party shall provide the other Party with a brief annual report concerning the status of its Commercialization of any such Unilateral Products.

                                    ARTICLE 8

                                    LICENSES

         8.1 MILLENNIUM GRANTS.

              8.1.1 RESEARCH LICENSES.

                  (a) Subject to the terms and conditions of this Agreement and any applicable Burdened Technology Obligations, Millennium hereby grants to Abbott a worldwide, co-exclusive (with Millennium), non-royalty-bearing license during the Research Program Term, under Millennium's rights to the Program Intellectual Property, to (i) [**] as the case may be, in the Metabolic Disease Field, (ii) [**] as the case may be, in the Metabolic Disease Field, (iii) [**] in the conduct of the Research Program and (iv) undertake such other activities as may be necessary in furtherance of the Research Program. Such license shall further include the right to grant sublicenses to Affiliates of Abbott and to Third Parties that are contemplated by Section 3.4.4. For purposes of clarity, Millennium's co-exclusive right retained under this Section 8.1.1(a) includes the right to grant sublicenses to Affiliates of Millennium and to Third Parties pursuant to Section 3.4.4.

                  (b) Subject to the terms and conditions of this Agreement (including, but not limited to, the exclusivity provisions of Section 2.1.3) [**], Millennium hereby grants to Abbott a worldwide, non-exclusive, non-royalty-bearing license, under Millennium's rights to the Program Intellectual Property, to (i) [**], as the case may be, in the Metabolic Disease Field, and (iii) [**] PROVIDED THAT with respect to each [**], such license shall be limited to know-how disclosed to Abbott prior to, and to Patent Rights which exist as of or which claim priority from Patent Rights which exist as of, the date such target is designated an [**]. Such license shall further include the right to grant sublicenses to Affiliates of Abbott and to Third Parties in accordance with the terms set forth in Section 8.3.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                  (c) Subject to the terms and conditions of this Agreement (including, but not limited to, the exclusivity provisions of Section 2.1.7) [**], Millennium hereby grants to Abbott a worldwide, non-exclusive, non-royalty-bearing license, under Millennium's rights to the Program Intellectual Property, to use the [**] for internal research purposes only; PROVIDED THAT with respect to each [**], such license shall be limited to know-how developed prior to, and to Patent Rights which exist as of or which claim priority from Patent Rights which exist as of, the date such compound is designated a [**]. Such license shall not include the right to grant any sublicenses.

              8.1.2 DEVELOPMENT AND COMMERCIALIZATION LICENSES.

                  (a) Subject to the terms and conditions of this Agreement [**], Millennium hereby grants to Abbott a worldwide, co-exclusive (with Millennium) license, under Millennium's rights to the Program Intellectual Property, to (i) Develop and Manufacture Joint DDCs for use as Joint Products;
(ii) make, have made (subject, in the case of any sublicense, to the provisions of Section 8.3), use, sell, offer for sale, import and export Joint Products in the Territory; and (iii) undertake such other activities as may be necessary in furtherance of the Development Program and the Commercialization Program. Such license shall carry an obligation of profit-sharing with respect to Joint Products sold in the Territory, as set forth in Section 9.1. Such license shall further include the right to grant sublicenses to Affiliates of Abbott and to Third Parties in accordance with the terms set forth in Section 8.3. For purposes of clarity, Millennium's co-exclusive right retained under this Section 8.1.2(a) includes the right to grant sublicenses to Affiliates of Millennium and to Third Parties in accordance with the terms set forth in Section 8.3.

                  (b) Subject to the terms and conditions of this Agreement (including, but not limited to, the exclusivity provisions of Section 2.1.3) [**], Millennium hereby grants to Abbott (i) a worldwide, non-exclusive, non-royalty-bearing license, under Millennium's rights to the Program Intellectual Property, to [**] as the case may be, [**] (ii) a worldwide, exclusive, non-royalty-bearing license, under Millennium's rights to the Program Intellectual Property, to Develop and Manufacture [**] in each case, for use as [**], and (iii) a worldwide, exclusive, royalty-bearing license, under Millennium's rights to Program Intellectual Property, to make, have made (subject, in the case of any sublicense, to the provisions of Section 8.3), use, sell, offer for sale, import and export [**] in the Territory; PROVIDED THAT with respect to each [**], as the case may be, such licenses shall be limited to know-how disclosed to Abbott prior to, and to Patent Rights which exist as of or which claim priority from Patent Rights which exist as of, the date such target is designated an [**] or the date such compound is designated an [**] is designated an Abbott Unilateral Target or the Drug Development Candidate contained in such [**] is designated an [**], as the case may be. Such licenses shall further include the right to grant sublicenses to Affiliates of Abbott and to Third Parties in accordance with the terms set forth in Section 8.3.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                  (c) (i) Subject to the terms and conditions of this Agreement [**], Millennium hereby grants to Abbott (A) a worldwide, co-exclusive (with Millennium) license, under Millennium's rights to the Program Intellectual Property, to develop, make, have made (subject, in the case of any sublicense, to the provisions of Section 8.3), use, sell, offer for sale, import and export [**] in the Territory, and (B) (1) a worldwide, co-exclusive (with Millennium) license, under Millennium's rights to the [**] in the Territory and (2) a worldwide, exclusive license, under Millennium's rights to the Program Intellectual Property, to make, have made (subject, in the case of any sublicense, to the provisions of Section 8.3), use, sell, offer for sale, import and export [**] in the Territory subject to Millennium's right to co-promote in accordance with Section 5.1.1(b). Such licenses shall [**] sold in the Territory, as set forth in Section 9.3. Such licenses shall further include the right to grant sublicenses to Affiliates of Abbott and to Third Parties in accordance with the terms set forth in Section 8.3. For purposes of clarity, Millennium's co-exclusive rights with respect to Third Party Program Diagnostics and Joint Program Diagnostics retained under this Section 8.1.2 (c)(i) include the right to grant sublicenses to Affiliates of Millennium and to Third Parties in accordance with the terms set forth in Section 8.3.

                      (ii) Subject to the terms and conditions of this Agreement (including, but not limited to, the exclusivity provisions of Section 2.1.5) [**], Millennium hereby grants to Abbott a worldwide, royalty-bearing license, under Millennium's rights to the Program Intellectual Property, to develop, make, have made (subject, in the case of any sublicense, to the provisions of Section 8.3), use, sell, offer for sale, import and export [**] in the Territory. Such license shall be exclusive with respect to an [**], and shall be non-exclusive with respect to any other [**]. Such license shall further include the right to grant sublicenses to Affiliates of Abbott and to Third Parties in accordance with the terms set forth in Section 8.3.

                      (iii) Subject to the terms and conditions of this Agreement (including, but not limited to, the exclusivity provisions of Section 2.1.6) [**], Millennium hereby grants to Abbott (A) a worldwide, co-exclusive, non-royalty-bearing license, under Millennium's rights to the [**] and (B) a worldwide, exclusive, royalty-bearing license, under Millennium's rights to the Program Intellectual Property, to make, have made (subject, in the case of any sublicense, to the provisions of Section 8.3), use, sell, offer for sale, import and export [**] in the Territory. Such licenses shall further include the right to grant sublicenses to Affiliates of Abbott and to Third Parties in accordance with the terms set forth in Section 8.3. For purposes of clarity, Millennium's co-exclusive right retained under subsection (A) of this Section 8.1.2(c)(iii) includes the right to grant sublicenses to Affiliates of Millennium and to any Third Party engaged in a bona fide collaboration with Millennium, in accordance with the terms set forth in Section 8.3.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

         8.2 ABBOTT GRANTS.

              8.2.1 RESEARCH LICENSES.

                  (a) Subject to the terms and conditions of this Agreement [**], Abbott hereby grants to Millennium a worldwide, co-exclusive (with Abbott), non-royalty-bearing license during the Research Program Term, under Abbott's rights [**] as the case may be, in the Metabolic Disease Field, (ii) [**] as the case may be, in the Metabolic Disease Field, (iii) [**] in the conduct of the Research Program, and (iv) undertake such other activities as may be necessary in furtherance of the Research Program. Such license shall further include the right to grant sublicenses to Affiliates of Millennium and to Third Parties that are contemplated by Section 3.4.4. For purposes of clarity, Abbott's co-exclusive right retained under this Section 8.2.1(a) includes the right to grant sublicenses to Affiliates of Abbott and to Third Parties pursuant to Section 3.4.4.

                  (b) Subject to the terms and conditions of this Agreement (including, but not limited to, the exclusivity provisions of Section 2.1.3) [**], Abbott hereby grants to Millennium a worldwide, non-exclusive, non-royalty-bearing license, under Abbott's rights to [**] as the case may be, in the Metabolic Disease Field, (ii) [**] as the case may be, in the Metabolic Disease Field, and (iii) [**]; PROVIDED THAT with respect to each Millennium Unilateral Target, such license shall be limited to know-how disclosed to Millennium prior to, and to Patent Rights which exist as of or which claim priority from Patent Rights which exist as of, the date such target is designated a [**]. Such license shall further include the right to grant sublicenses to Affiliates of Millennium and to Third Parties in accordance with the terms set forth in Section 8.3.

                  (c) Subject to the terms and conditions of this Agreement (including, but not limited to, the exclusivity provisions of Section 2.1.7) [**], Abbott hereby grants to Millennium a worldwide, non-exclusive, non-royalty-bearing license, under Abbott's rights to the Program Intellectual Property, to use the [**] for internal research purposes only; PROVIDED THAT with respect to each [**], such license shall be limited to know-how developed prior to, and to Patent Rights which exist as of or which claim priority from Patent Rights which exist as of, the date such compound is designated an [**]. Such license shall not include the right to grant any sublicenses.

              8.2.2 DEVELOPMENT AND COMMERCIALIZATION LICENSES.

                  (a) Subject to the terms and conditions of this Agreement [**], Abbott hereby grants to Millennium a worldwide, co-exclusive (with Abbott) license, under Abbott's rights to the Program Intellectual Property, to (i) Develop and Manufacture Joint DDCs for use as Joint Products; (ii) make, have made (subject, in the case of any sublicense, to the provisions of Section 8.3), use, sell, offer for sale, import and export Joint Products in the Territory; and (iii) undertake such other activities as may be necessary in furtherance of the Development Program and the Commercialization Program. Such license shall carry an obligation of profit-sharing

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

with respect to Joint Products sold in the Territory, as set forth in Section
9.1. Such license shall further include the right to grant sublicenses to Affiliates of Millennium and to Third Parties in accordance with the terms set forth in Section 8.3. For purposes of clarity, Abbott's co-exclusive right retained under this Section 8.2.2(a) includes the right to grant sublicenses to Affiliates of Abbott and to Third Parties in accordance with the terms set forth in Section 8.3.

                  (b) Subject to the terms and conditions of this Agreement (including, but not limited to, the exclusivity provisions of Section 2.1.3) [**], Abbott hereby grants to Millennium (i) a worldwide, non-exclusive, non-royalty-bearing license, under [**] (ii) a worldwide, exclusive, non-royalty-bearing license, under Abbott's rights to [**], and (C) [**] and
(iii) a worldwide, exclusive, royalty-bearing license, under Abbott's rights to [**] in the Territory, PROVIDED THAT with respect to each [**] as the case may be, such licenses shall be limited to know-how disclosed to Millennium prior to, and to Patent Rights which exist as of or which claim priority from Patent Rights which exist as of, the date such target is designated a [**] or the date such compound is designated a [**] or the date the target used to identify, evaluate, optimize and/or Develop such [**] is designated a [**] contained in such [**], as the case may be. Such licenses shall further include the right to grant sublicenses to Affiliates of Millennium and to Third Parties in accordance with the terms set forth in Section 8.3.

                  (c) (i) Subject to the terms and conditions of this Agreement [**], Abbott hereby grants to Millennium a worldwide, co-exclusive (with Abbott) license, under Abbott's rights to the Program Intellectual Property, (A) to develop, make, have made (subject, in the case of any sublicense, to the provisions of Section 8.3), use, sell, offer for sale, import and export [**] in the Territory, and (B) to develop [**] in the Territory. Such license shall [**] in the Territory, as set forth in Section 9.3. Such license shall further include the right to grant sublicenses to Affiliates of Millennium and to Third Parties in accordance with the terms set forth in Section 8.3. For purposes of clarity, Abbott's co-exclusive right retained under this Section 8.2.2 (c) includes the right to grant sublicenses to Affiliates of Abbott and to Third Parties in accordance with the terms set forth in Section 8.3.

                      (ii) Subject to the terms and conditions of this Agreement (including, but not limited to, the exclusivity provisions of Section 2.1.5 and Section 5.3.2) [**] Abbott hereby grants to Millennium a worldwide, royalty-bearing license, under Abbott's rights to the Program Intellectual Property, to develop, make, have made (subject, in the case of any sublicense, to the provisions of Section 8.3), use, sell, offer for sale, import and export [**] in the Territory. Such license shall be exclusive with respect to a [**] that (A) [**] and shall be non-exclusive with respect to any other [**]. Such license shall further include the right to grant sublicenses to Affiliates of Millennium and to Third Parties in accordance with the terms set forth in
Section 8.3.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

         8.3 SUBLICENSE RIGHTS. Each Party may grant sublicenses to any of its Affiliates without any prior notice to, or consent from, the other Party. Wherever in this Agreement either Party is granted or retains the right to grant sublicenses to Third Parties subject to this Section 8.3, the sublicensing Party shall promptly notify the other Party of any sublicenses, including the identity of such Third Party sublicensee, and such Third Party sublicense shall occur pursuant to a written agreement that subjects such Third Party sublicensee to all relevant restrictions and limitations in this Agreement; PROVIDED THAT the foregoing notice shall not be required in the case of sublicenses to academic collaborators and/or subcontractors where no commercial rights are granted to such Third Parties and there is no adverse impact on the Commercialization rights of the Parties hereunder. Furthermore, to the extent that any such sublicense relates to Development, Manufacture or Commercialization activities for a Joint Product or to development, manufacture or Commercialization activities for a Joint Program Diagnostic or a Third Party Program Diagnostic, the prior written approval of the other Party shall be required. Each Party shall be jointly and severally responsible with its Affiliates and Third Party sublicensees for failure by its Affiliates and Third Party sublicensees to comply with, and each Party guarantees the compliance by each of its sublicensees with, all such applicable restrictions and limitations in accordance with the terms and conditions of this Agreement.

         8.4 RETAINED RIGHTS.

              8.4.1 ABBOTT RETAINED RIGHTS. Any rights of Abbott not expressly granted to Millennium under the provisions of this Agreement shall be retained by Abbott, including, without limitation, [**]for (a) any diagnostic or therapeutic rights not otherwise granted in this Agreement (including the right to [**] the Research Program [**] and (b) [**]

              8.4.2 MILLENNIUM RETAINED RIGHTS. Any rights of Millennium not expressly granted to Abbott under the provisions of this Agreement shall be retained by Millennium, including, without limitation, [**] for (a) any diagnostic or therapeutic rights not otherwise granted in this Agreement (including the right to use [**] to the Research Program [**], and (b)
[**]

              8.4.3 INDEPENDENT DIAGNOSTIC PROGRAMS. The Parties acknowledge that each Party currently has Diagnostic activities and capabilities in the Metabolic Disease Field and that, except as expressly prohibited under
Section 2.1.4 (Program Diagnostic Exclusivity), Section 2.1.5 (Unilateral Diagnostic Exclusivity) and Section 2.1.6 (Released Target Exclusivity) of this Agreement, each Party will have the right to continue to pursue, independent and outside of this Agreement, the research, development and Commercialization of Diagnostics in the Metabolic Disease Field.

         8.5 SECTION 365(N) OF THE BANKRUPTCY CODE. All rights and licenses granted under or pursuant to any section of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(35A) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. Upon the bankruptcy of any Party, the non-bankrupt Party shall further be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property, and such, if not already in its

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                Exchange Commission. Asterisks denote omissions.

possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.

         8.6 NOTICE OF THIRD PARTY BREACH. Each Party agrees to notify the other Party in writing within [**] days of obtaining actual knowledge of any (a) default or claim of default by any Third Party against such Party, or (b) default or claim of default by such Party against any Third Party, in either case, relating to any license agreement with any Third Party which has application to the licenses granted the other Party pursuant to this Agreement.

                                   ARTICLE 9

                              FINANCIAL PROVISIONS

         9.1 OPERATING MARGIN/PROFIT.

              9.1.1 SHARING OF OPERATING MARGIN/PROFIT. The Parties shall share equally in U.S. Territory Operating Margin/Profit. In recognition of infrastructure costs to be borne by Abbott, the sharing of ROW Territory Operating Margin/Profit shall be as follows: [**] percent ([**]%) to Abbott and [**] percent ([**]%) to Millennium. The calculation of U.S. Territory Operating Margin/Profit and ROW Territory Operating Margin/Profit shall be made in accordance with EXHIBIT G. Notwithstanding the foregoing, with respect to each Co-Promoted Joint Product, ROW Territory Operating Margin/Profit in the Co-Promotion Territory for such Co-Promoted Joint Product shall be allocated [**] percent ([**]%) to Abbott and [**] percent ([**]%) to Millennium for so long as Millennium satisfies its co-promotion obligations under Section 7.6 of this Agreement.

              9.1.2 QUARTERLY REPORTING AND RECONCILIATION.

                  (a) Within [**] days after the end of each calendar quarter, each Party shall submit a written report to the other Party setting forth in reasonable detail, separately with respect to each Joint DDC and Joint Product in the United States during such calendar quarter, as applicable, Joint Product Net Sales of each Joint Product, Standard Cost of Goods Sold, Distribution Expenses and Commercialization Expenses incurred by or on behalf of the reporting Party in the United States during such calendar quarter. Such report shall provide supporting detail for the Standard Cost of Goods Sold, Distribution Expenses and Commercialization Expenses.

                  (b) Within [**] days after the end of each calendar quarter, each Party shall submit a written report to the other Party setting forth in reasonable detail, separately with respect to each Joint DDC and Joint Product in ROW during the most recently ended reporting quarter for ROW purposes (it being understood that there is a one (1) month lag behind calendar quarters in ROW reporting - e.g., the fourth reporting quarter for ROW covers September, October and November), as applicable, Joint Product Net Sales of each Joint Product, Standard Cost of Goods Sold, Distribution Expenses and Commercialization Expenses, incurred by or on behalf of the reporting Party in ROW during such reporting quarter. Such report shall provide

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

supporting detail for Standard Cost of Goods Sold, Distribution Expenses and Commercialization Expenses and shall specifically identify, if applicable, all such expenses with respect to the Co-Promotion Territory and ROW Minus the Co-Promotion Territory.

                  (c) Commercialization Expenses reported pursuant to subsections (a) or (b) shall be included in the determination of U.S. Territory Operating Margin/Profit and ROW Territory Operating Margin/Profit, as applicable, only to the extent made or incurred in conjunction with an approved budget line item in the applicable Commercialization Budget or as otherwise may be approved by the Joint Commercialization Committee.

                  (d) Costs and expenses included in Standard Cost of Goods Sold, Distribution Expenses and Commercialization Expenses, as well as the deductions taken from Joint Product Net Sales, shall not be double counted (i.e., any item of expense included in any expense category shall not also be included in any other expense category).

                  (e) Within [**] days following the receipt of each Party's reports under subsections (a) and (b), Abbott shall submit to Millennium a written report setting forth in reasonable detail the calculation of U.S. Territory Operating Margin/Profit, ROW Territory Operating Margin/Profit and, if applicable, Co-Promotion Territory Operating Margin/Profit and ROW Minus the Co-Promotion Territory Operating Margin/Profit and the calculation of any net amount owed by Millennium to Abbott or by Abbott to Millennium, as the case may be, in order to ensure the sharing of Operating Margin/Profit specified in
Section 9.1.1.

                  (f) The net amounts payable under subsection (e) shall be paid by Abbott or Millennium, as the case may be, within [**] days after receipt of each such written report, PROVIDED THAT, in the event of a dispute as to the amounts under subsection (e), the disputing Party shall pay the amount not in dispute and shall provide written notice within such [**] day period after receipt of the written report in question, specifying in detail such dispute. The Parties shall promptly thereafter meet and negotiate in good faith a resolution to such dispute. In the event that the Parties are unable to resolve such dispute within [**]days after notice by the disputing Party, the matter shall be resolved in a manner consistent with the procedures set forth in
Article 13 (PROVIDED THAT, in the case that the matter has not been resolved by the Executive Officers, rather than invoking ADR under Section 13.5, the Parties shall (i) use reasonable efforts to reach agreement on the appointment of one
(1) internationally-recognized independent accounting firm to determine the matter, (ii) if the Parties cannot reach agreement on such accounting firm, then each Party shall appoint one (1) internationally-recognized accounting firm to determine the matter, and (iii) if such firms cannot reach agreement, such firms shall choose a third internationally-recognized independent accounting firm to make the final determination). Interest shall be payable on any disputed amounts determined to be due in the same manner as provided for in Section 9.9, with interest accruing from the end of the [**]day period during which such payment should have been made.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                  (g) The Divisional Vice President, Controller for the Pharmaceutical Products Division of Abbott and the Divisional Vice President, Controller for the International Division of Abbott, shall certify in writing the correctness and completeness of each report submitted by Abbott hereunder. The Chief Financial Officer, Vice President, Finance and/or Treasurer of Millennium shall certify in writing the correctness and completeness of each report submitted by Millennium hereunder.

                  (h) With respect to each calendar quarter (and the corresponding reporting quarter), each Party shall provide to the other Party reports setting forth (i) actual Joint Product Net Sales for each of the first [**] months in such quarter (on a country-by-country basis), to be provided within [**] days after the end of each such month, (ii) actual Joint Product Net Sales for such quarter (on a country-by-country basis), to be provided within [**] business days after the end of such quarter, and (iii) the most current forecast of Standard Cost of Goods Sold and Commercialization Expenses for such quarter (broken down on a monthly basis), to be provided within [**] days after the end of such quarter. The Parties recognize that the forecasts provided pursuant to subsection (iii) are estimates only, and the Party providing such forecast shall have no liability to the other Party based thereon. The Parties agree to consider in good faith the utilization of more rapid and detailed reporting mechanisms in order to meet the reporting requirements of the Parties.

         9.2 ROYALTIES ON UNILATERAL PRODUCTS.

              9.2.1 ROYALTY PERCENTAGES. The Royalty-Paying Party shall pay royalties to the other Party on aggregate worldwide Unilateral Product Net Sales made during the term set forth in Section 9.2.4 of each Unilateral Product as follows:


ANNUAL WORLDWIDE NET SALES LEVEL                                         OPT-OUT-PHASE
--------------------------------                 -----------------------------------------------------------------
                                                   Pre-Drug             Drug Development
                                                  Development             Candidate to             Post-Phase IIA
                                                   Candidate          Phase IIA Completion           Completion
                                                  -----------         --------------------         --------------

$[**] million                                        [**]%                   [**]%                     [**]%
GREATER THAN $[**]                                   [**]%                   [**]%                     [**]%
GREATER THAN $[**]                                   [**]%                   [**]%                     [**]%
GREATER THAN $[**]                                   [**]%                   [**]%                   [**]%[**]


                                      -79-
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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

         Royalties on Unilateral Product Net Sales of each Unilateral Product in a calendar year shall be paid at the rate applicable to the portion of Unilateral Product Net Sales within each of the Unilateral Product Net Sales levels above during such calendar year. For example, if, during a calendar year, with respect to a Unilateral Product with an Opt-Out Phase after designation as a Drug Development Candidate but prior to Phase IIA completion, Unilateral Product Net Sales were equal to $[**] million, the Royalty-Paying Party would calculate royalties due by adding (i) royalties with respect to the first $[**] million at the first level percentage of [**] percent ([**]%) ($[**] million x [**] = $[**]million), to (ii) royalties with respect to the remaining $[**] million at the second level percentage of [**] percent ([**]%) ($[**] million x [**]= $[**]million) to create a total royalty amount of $[**] million.

              9.2.2 OPT-OUT PHASE. In the table above, "Opt-Out Phase" means the most advanced development phase with respect to the applicable Unilateral Product when the other Party elected not to participate further in Development or Commercialization thereof. In the event of a disagreement between the Parties as to which Opt-Out Phase applies, the matter shall be referred to the Joint Executive Committee.

              9.2.3 EXCEPTIONS. Anything to the contrary notwithstanding, in the event that (a) a Party contributes a Program Target to the Research Program, (b) in the case of [**], during the conduct of the Research Program (i) [**] of such Program Target and (ii) [**]Program Target has been[**]during the conduct of the Research Program a Party has not validated such Program Target in the [**]of (A) [**] such Program Target or (B) [**] such Program Target, and (c) [**] such Program Target [**]

              9.2.4 TERM. Royalties shall be payable, on a country-by-country basis, for the longer of (a) the term of any Patent Rights Controlled by Abbott or Millennium with a Valid Claim Covering the composition of matter or therapeutic use of the Unilateral Product in such country or (b) [**] years after the First Commercial Sale of such Unilateral Product in such country.

              9.2.5 REDUCTIONS. Notwithstanding the foregoing, the Royalty-Paying Party shall be entitled to reduce the amount of royalties payable to the other Party pursuant to Section 9.2.1 if, with respect to a given country, [**] in the case of [**] of the [**] which [**] (a "Competitor Product"). If such circumstances occur, the following royalty reductions shall apply with respect to royalties in such country, PROVIDED THAT in no event shall the royalty be reduced to less than [**]percent ([**]%) of Unilateral Product Net Sales:

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


        MARKET SHARE OF THIRD PARTY(IES)                    PERCENTAGE REDUCTION IN ROYALTY
        --------------------------------                    -------------------------------
                    [**]% to [**]%                                        [**]
       GREATER THAN [**]% to [**]%                                        [**]%
       GREATER THAN [**]% to [**]%                                        [**]%
       GREATER THAN [**]%                                                 [**]%


         For purposes of the foregoing analysis, in the case of a Small Molecule Drug, "Close Competitor" shall mean (a) other enantiomeric forms of the compounds contained in the Unilateral Product, (b) other salt forms of the compound contained in the Unilateral Product, or (c) a pro-drug that is metabolized to the same active moiety as the compound contained in the Unilateral Product and, in the case of a Therapeutic Antibody Product, "Close Competitor" shall mean an Antibody directed to the same Program Target as the Therapeutic Antibody Product. For purposes of the foregoing analysis, the market share of the Close Competitor's products shall be calculated in accordance with the formula A/A + B, where "A" represents the number of units of the Close Competitor's products sold in the applicable country and "B" represents the number of units of the Unilateral Product sold in the applicable country. Data regarding the number of units shall be obtained from a mutually-acceptable company using a mutually-acceptable research methodology, such as IMS Health Data Corp. or some other comparable entity.

              9.2.6 THIRD PARTY FEES AND ROYALTIES. With respect to each Unilateral Product, the Royalty-Paying Party shall be responsible for all fees and royalties due Third Parties, including commitments to Third Parties made by the other Party and disclosed to the Royalty-Paying Party as Burdened Technology Obligations.

         9.3 PROGRAM DIAGNOSTIC OPERATING MARGIN/PROFIT.

              9.3.1 OPERATING MARGIN/PROFIT SHARING. The sharing of Program Diagnostic Operating Margin/Profit shall be as follows: if the Program Diagnostic is a Joint Program Diagnostic automated onto the Abbott Diagnostic Platform, [**] percent ([**]%) to Abbott and [**] percent ([**]%) to Millennium; otherwise, the Parties shall share equally in Program Diagnostic U.S. Territory Operating Margin/Profit for Program Diagnostics not automated onto the Abbott Diagnostic Platform and shall share Program Diagnostic ROW Territory Operating Margin/Profit[**] percent ([**]%) to Abbott and [**]percent ([**]%) to Millennium for Program Diagnostics not automated onto the Abbott Diagnostic Platform. The calculation of Program Diagnostic U.S. Territory Operating Margin/Profit and Program Diagnostic ROW Territory Operating Margin/Profit shall be made in accordance with EXHIBIT H.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

              9.3.2 PROGRAM DIAGNOSTIC REPORTING AND RECONCILIATION.

                  (a) Within [**] days after the end of each calendar quarter, each Party shall submit a written report to the other Party setting forth in reasonable detail, separately with respect to each Program Diagnostic in the United States during such calendar quarter, Program Diagnostic Net Sales of each Joint Program Diagnostic and each Third Party Program Diagnostic, Program Diagnostic Standard Cost of Goods Sold, Program Diagnostic Distribution Expenses and Program Diagnostic Commercialization Expenses incurred by or on behalf of the reporting Party in the United States during such calendar quarter. Such report shall provide supporting detail for each of the categories of expenses included within Program Diagnostic Standard Cost of Goods Sold, Program Diagnostic Distribution Expenses and Program Diagnostic Commercialization Expenses.

                  (b) Within [**] days after the end of each calendar quarter, each Party shall submit a written report to the other Party setting forth in reasonable detail, separately with respect to each Program Diagnostic in ROW during the most recently ended reporting quarter for ROW purposes (it is understood that there is a one (1) month lag behind calendar quarters in ROW reporting - e.g., the fourth reporting quarter for ROW covers September, October and November), Program Diagnostic Net Sales of each Joint Program Diagnostic and each Third Party Program Diagnostic, Program Diagnostic Standard Cost of Goods Sold, Program Diagnostic Distribution Expenses and Program Diagnostic Commercialization Expenses incurred by or on behalf of the reporting Party in ROW during such reporting quarter. Such report shall provide supporting detail for each of the categories of expenses included within Program Diagnostic Standard Cost of Goods Sold, Program Diagnostic Distribution Expenses and Program Diagnostic Commercialization Expenses.

                  (c) Program Diagnostic Commercialization Expenses reported pursuant to subsections (a) or (b) shall be included in the determination of Program Diagnostic U.S. Territory Operating Margin/Profit and Program Diagnostic ROW Territory Operating Margin/Profit, as applicable, only to the extent made or incurred in conjunction with an approved budget line item in the applicable Program Diagnostic Budget or as otherwise may be approved by the Joint Development Committee.

                  (d) Costs and expenses included in Program Diagnostic Standard Cost of Goods Sold, Program Diagnostic Distribution Expenses and Program Diagnostic Commercialization Expenses, as well as the deductions taken for Program Diagnostic Net Sales, shall not be double counted (i.e., any item of expense included in any expense category shall not also be included in any other expense category).

                  (e) Within [**] days following the receipt of each Party's reports under subsections (a) and (b), Abbott shall submit to Millennium a written report setting forth in reasonable detail the calculation of Program Diagnostic U.S. Territory Operating Margin/Profit and Program Diagnostic ROW Territory Operating Margin/Profit and the calculation of any net

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

amount owed by Millennium to Abbott or by Abbott to Millennium, as the case may be, in order to ensure the sharing of Operating Margin/Profit specified in
Section 9.3.1.

                  (f) The net amounts payable under subsection (e) shall be paid by Abbott or Millennium, as the case may be, within [**] days after receipt of each such written report, PROVIDED THAT in the event of a dispute as to the amounts under subsection (e), the Parties shall resolve such dispute in accordance with Section 9.1.2(f).

                  (g) The Divisional Vice President and Controller, ADD, of Abbott shall certify in writing the correctness and completeness of each report submitted by Abbott hereunder. The Chief Financial Officer, Vice President, Finance and/or Treasurer of Millennium shall certify in writing the correctness and completeness of each report submitted by Millennium hereunder.

                  (h) With respect to each calendar quarter (and the corresponding reporting quarter), each Party shall provide to the other Party reports setting forth (i) actual Program Diagnostic Net Sales for each of the first [**] months in such quarter (on a country-by-country basis), to be provided within [**] days after the end of each such month, (ii) actual Program Diagnostic Net Sales for such quarter (on a country-by-country basis), to be provided within [**] days after the end of such quarter, and (iii) the most current forecast of Program Diagnostic Standard Cost of Goods Sold and Program Diagnostic Commercialization Expenses for such quarter (broken down on a monthly basis), to be provided within [**] days after the end of such quarter. The Parties recognize that the forecasts provided pursuant to subsection (iii) are estimates only, and the Party providing such forecast shall have no liability to the other Party based thereon. The Parties agree to consider in good faith the utilization of more rapid and detailed reporting mechanisms in order to meet the reporting requirements of the Parties.

         9.4 ABBOTT RELEASED DIAGNOSTIC ROYALTIES AND UNILATERAL DIAGNOSTIC ROYALTIES.

              9.4.1 ABBOTT RELEASED DIAGNOSTIC ROYALTIES. Abbott shall pay royalties to Millennium on aggregate worldwide Abbott Released Diagnostic Net Sales made during the term set forth in Section 9.4.4 of each Royalty-Bearing Abbott Released Diagnostic as follows:

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


        ANNUAL WORLDWIDE SALES LEVEL                        PERCENTAGE
        $[**] million                                       [**]%
        GREATER THAN $[**] million                          [**]%
        GREATER THAN $[**] million                          [**]%
        GREATER THAN $[**] million                          [**]%
        GREATER THAN $[**] million                          [**]%


         Royalties on Abbott Released Diagnostic Net Sales of each Royalty-Bearing Abbott Released Diagnostic in a calendar year shall be paid at the rate applicable to the portion of Abbott Released Unilateral Net Sales within each of the Abbott Released Diagnostic Net Sales levels above during each calendar year. A "Royalty-Bearing Abbott Released Diagnostic" shall mean an Abbott Released Diagnostic Covered by a Valid Claim included in a Millennium Patent Right.

              9.4.2 UNILATERAL DIAGNOSTIC ROYALTIES. The Royalty-Paying Party shall pay royalties to the other Party on aggregate worldwide Unilateral Diagnostic Net Sales of each Royalty-Bearing Unilateral Diagnostic as follows:


        ANNUAL WORLDWIDE SALES LEVEL                        PERCENTAGE
        $[**] million                                       [**]%
        GREATER THAN $[**] million                          [**]%
        GREATER THAN $[**] million                          [**]%
        GREATER THAN $[**] million                          [**]%
        GREATER THAN $[**] million                          [**]%


         Royalties on Unilateral Diagnostic Net Sales of each Royalty-Bearing Unilateral Diagnostic in a calendar year shall be paid at the rate applicable to the portion of Unilateral Diagnostic Net Sales within each of the Unilateral Diagnostic Net Sales levels above during each calendar year. A "Royalty-Bearing Unilateral Diagnostic" shall mean a Unilateral Diagnostic Covered by a Valid Claim included in a Patent Right of the Party other than the Royalty-Paying Party.

              9.4.3 ADJUSTMENTS.

                  (a) It is understood by the Parties that an Abbott Released Diagnostic or Unilateral Diagnostic may be sold under a reagent agreement plan, or analogous agreement, where a purchaser is provided an instrument for use in conjunction with such Diagnostic and the costs associated with the placement and use of the instrument are not separately billed, but instead represent some portion of the purchase price of such Diagnostic. In such instance, the transaction does not enable an accurate determination of the Abbott Released Diagnostic Net Sales or Unilateral Diagnostic Net Sales, as the case may be. Accordingly, the Abbott Released Diagnostic Net Sales or Unilateral Diagnostic Net Sales for those units of a Diagnostic which are sold on a reagent agreement plan or analogous basis shall be calculated by multiplying for each such Diagnostic, on a country-by-country basis, (i) the average Abbott Released Diagnostic Net Sales per unit or the average Unilateral Diagnostic Net Sales per unit, as the case may be, when such Diagnostic is sold during the royalty paying period in question to end users on other than a reagent agreement plan or analogous basis, by (ii) the number of such units of such Diagnostic sold on a reagent agreement plan or analogous basis during the period for which the Abbott Released Diagnostic Net Sales or Unilateral Diagnostic Net Sales, as the case may be, is being calculated.

                  (b) If no Abbott Released Diagnostic or Unilateral Diagnostic, as the case may be, is sold other than under a reagent agreement plan or analogous basis during the period for which Abbott Released Diagnostic Net Sales or Unilateral Diagnostic Net Sales, as the case may be, is being calculated, then the Abbott Released Diagnostic Net Sales or Unilateral Diagnostic Net Sales for purposes of determining royalty payments shall be the Abbott Released Diagnostic Net Sales or Unilateral Diagnostic Net Sales, as the case may be, reduced by the amount of allocated instrument price, that amount being calculated by multiplying the number of cumulative installed instruments amortized for that period, by that portion of amortization applicable for such products and period, that amortization being established in accordance with United States generally accepted accounting principles.

              9.4.4 TERM. With respect to each Abbott Released Diagnostic and each Abbott Unilateral Diagnostic, royalties pursuant to this Section 9.4 shall be payable by Abbott, on a country-by-country basis, for the term of any Patent Rights Controlled by Millennium with a Valid Claim covering the composition of matter, use, assay configuration or manufacture of such Abbott Released Diagnostic or Abbott Unilateral Diagnostic in such country. With respect to each Millennium Unilateral Diagnostic, royalties pursuant to this Section 9.4 shall be payable by Millennium, on a country-by-country basis, for the term of any Patent Rights Controlled by Abbott with a Valid Claim covering the composition of matter, use, assay configuration or manufacture of such Millennium Unilateral Diagnostic in such country.

              9.4.5 DIAGNOSTIC THIRD PARTY FEES AND ROYALTIES. With respect to each Abbott Released Diagnostic or Unilateral Diagnostic, the Royalty-Paying Party shall be responsible for all fees and royalties due Third Parties, including commitments to Third Parties made by the other Party and disclosed to the Royalty-Paying Party as Burdened Technology Obligations.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

         9.5 ROYALTY REPORTS; PAYMENTS. Within [**] days after the end of each calendar quarter in which a Party is the Royalty-Paying Party with respect to Net Sales of any Royalty-Bearing Product subject to any of the provisions of Sections 9.2 and 9.4, such Party shall submit to the other Party a report, on the basis of each product and country, providing in reasonable detail an accounting of all Net Sales (as adjusted pursuant to Section 9.4.3) of all Royalty-Bearing Products made during such calendar quarter and the calculation of the applicable royalty under Section 9.2 and/or Section 9.4. Concurrently with such report, the Royalty-Paying Party submitting the report shall pay to the other Party all royalties payable by it under Section 9.2 and/or Section 9.4 as indicated in the report.

         9.6 AUDITS. Each Party shall keep complete and accurate records of the underlying revenue and expense data relating to the reports and payments required by Sections 9.1, 9.3 and 9.5. Each Party shall have the right once annually at its own expense to have an independent, certified public accountant, selected by such Party and reasonably acceptable to the other Party, review any such records of the other Party in the location(s) where such records are maintained by the other Party upon reasonable notice and during regular business hours and under obligations of strict confidence, for the sole purpose of verifying the basis and accuracy of payments made under Sections 9.1, 9.3 and 9.5, in each case within the prior twenty-four (24) month period. If the review of such records reveals that the other Party has failed to accurately report information pursuant to Section 9.1, Section 9.3 and Section 9.5, then the other Party shall promptly pay to the auditing Party any resulting amounts due under
Section 9.1, Section 9.3 or Section 9.5, together with interest calculated in the manner provided in Section 9.9. If any amounts due under Section 9.1,
Section 9.3 or Section 9.5 as a result of such audit are greater than five percent (5%) of the amounts actually due for a calendar year under Section 9.1,
Section 9.3 or Section 9.5, as applicable, the other Party shall pay the reasonable costs of such review. If a Party in good faith disputes any conclusion of the accounting firm under this Section 9.6, including that such Party owes additional amounts, then such Party shall inform the other Party by written notice within thirty (30) days of receipt of a copy of the audit in question, specifying in detail such dispute. The Parties shall promptly thereafter meet and negotiate in good faith a resolution to such dispute. In the event that the Parties are unable to resolve such dispute within sixty (60) days after notice by the disputing Party, the matter shall be resolved in a manner consistent with the procedures set forth in Article 13 (PROVIDED THAT, in the case that the matter has not been resolved by the Executive Officers, rather than invoking ADR under Section 13.5, the Parties shall (i) use reasonable efforts to reach agreement on the appointment of one (1) internationally-recognized independent accounting firm to determine the matter,
(ii) if the Parties cannot reach agreement on such accounting firm, then each Party shall appoint one (1) internationally-recognized accounting firm to determine the matter, and (iii) if such firms cannot reach agreement, such firms shall choose a third internationally-recognized independent accounting firm to make the final determination), and interest shall be payable on any disputed amounts determined to be due in the same manner as provided for in Section 9.9.

         9.7 TAX MATTERS. Any income or other taxes which a paying Party is required by law to pay or withhold on behalf of a receiving Party with respect to royalties or other payments payable to a receiving Party under this Agreement shall be deducted from the amount of such royalties or other payments due, and paid or withheld as appropriate, by the paying Party on behalf of the receiving Party. Any such tax required by law to be paid or withheld shall be an expense of, and borne solely by, the receiving Party. The paying Party shall furnish the receiving Party with the best available evidence of such payment or amount withheld as soon as practicable after such payment is made or such amount is withheld. The Parties will reasonably cooperate in completing and filing documents required under the provisions of any applicable tax laws or under any other applicable law in connection with the making of any required tax payment or withholding payment, in connection with a claim of exemption from, or entitlement to, a reduced rate of withholding or in connection with any claim to a refund of or credit for any such payment. The Parties acknowledge that this Agreement constitutes a partnership for United States federal income tax purposes. Accordingly, the Parties agree to file all required federal, state, and local tax returns and to make any appropriate elections, including an election to deduct currently research and development expenditures incurred by the partnership pursuant to
Section 174(a) of the Internal Revenue Code. In addition, the Parties agree that Abbott shall act as the tax matters partner within the meaning of Section 6231(a)(7) of the Internal Revenue Code and in any similar capacity under state or local law with all the rights and duties of a tax matters partner set forth in Sections 6221 through 6234 of the Code; PROVIDED THAT the Parties shall consult and agree upon any election to be made, return to be filed or action to be taken in Abbott's capacity as tax matters partner.

         9.8 CURRENCY EXCHANGE. With respect to Net Sales invoiced or expenses incurred in United States dollars, the Net Sales, expense amounts and amounts due to the receiving Party hereunder shall be expressed in United States dollars. With respect to Net Sales invoiced or expenses incurred in a currency other than United States dollars, the Net Sales or expense shall be expressed in the domestic currency of the entity making the sale or incurring the expense, together with the United States dollar equivalent, calculated using the arithmetic average of the spot rates on the second to last business day of each month of the calendar quarter in which Net Sales were made or the expense was incurred. The exchange rates for the conversion of foreign currency into United States dollars established by Reuters as of 9:00 a.m. Central Standard Time on the second to last business day of each month in the relevant calendar quarter shall be used as the source of spot rates to calculate the average as defined in the preceding sentence. All payments shall be made in United States dollars in immediately available funds. If at any time legal restrictions in any country in the Territory prevent the prompt remittance of any payments with respect to sales in that country, the paying Party shall have the right and option to make such payments by depositing the amount thereof in local currency to the receiving Party's account in a bank or depository in such country.

         9.9 LATE PAYMENTS. The paying Party shall pay interest to the receiving Party on the aggregate amount of any payments that are not paid on or before the date such payments are due under this Agreement at a rate per annum equal to the lesser of the prime rate of interest plus one percent (1%), as reported by THE WALL STREET JOURNAL, or the highest rate permitted by applicable law, calculated on the number of days such payments are paid after the date such payments are due.

         9.10 MODE OF PAYMENT. Unless otherwise agreed by the Parties, all payments required to be made under this Agreement shall be made via wire transfer to an account designated in advance by the receiving Party.

         9.11 EFFECT OF FUTURE CHANGES. The Parties understand that some length of time may pass before products are Commercialized and that generally accepted accounting principles and internal procedures of the Parties may change during that time. Accordingly, the Parties may, by mutual agreement, make appropriate future adjustments to the reports required under Section 9.1.2 and Section 9.3.2 to account for such changes.

                                   ARTICLE 10

         INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS

         10.1 OWNERSHIP.

              10.1.1 INVENTIONS. Inventorship for patentable inventions conceived or reduced to practice during the course of the performance of activities pursuant to this Agreement shall be determined in accordance with United States patent laws for determining inventorship. Subject to the provisions set forth in Section 10.1.2, ownership shall be initially determined based on inventorship. In the event of a dispute regarding inventorship, if the Parties are unable to resolve such inventorship dispute, in lieu of the requirements set forth in Article 13, the Joint Executive Committee shall establish a procedure to resolve such dispute, which may include engaging a Third Party patent attorney jointly selected by the Parties to resolve such dispute, which resolution by such patent attorney shall be binding upon the Parties.

              10.1.2 ASSIGNMENT OF OWNERSHIP.

                  (a) In the event a Party is deemed an owner or joint owner of a patentable invention conceived or reduced to practice in the conduct of the Research Program and that invention directly relates to (i) a target (including, without limitation, a Druggable Target, a Biotherapeutic Gene, Antibodies directed to such target, Antisense Molecules or Other Molecules directed to or derived from such target and Proteins corresponding to such target) (collectively a "Target Family"), (ii) the utility of such Target Family, or
(iii) the use of such Target Family for target validation and identification activities, then such Party or Parties, as the case may be, shall assign its or their entire right, title and interest in such invention to the Party or Parties, if any, that owns such target or first identified such target to the Research Program pursuant to Section 3.6.1(b). Any inventions covered by both
Section 10.1.2(a) and 10.1.2(b) shall be governed by Section 10.1.2(b).

                  (b) In the event a Party is deemed an owner or joint owner of a patentable invention conceived or reduced to practice in the conduct of the Research Program that directly relates to (i) a Program Compound or a Small Molecule in its Program Compound Family, (ii) a use of a Program Compound or a Small Molecule in its Program Compound Family, or (iii) a method of making a Program Compound or a Small Molecule in its Program Compound Family, then the Party or Parties, as the case may be, shall assign its or their entire right, title and interest in such invention to the Party or Parties, if any, that owns the Small Molecule chemical library from which such Program Compound originated or was derived.

         10.2 PROSECUTION AND MAINTENANCE OF PATENT RIGHTS.

              10.2.1 PRIMARY PROSECUTION RIGHTS. The responsibility for (a) preparing, filing and prosecuting patent applications (including reissue, continuing, divisional, and substitute applications and any foreign counterparts thereof); (b) for maintaining any Patent Rights; and (c) for managing any interference or opposition proceedings relating to the foregoing ("Patent Prosecution") Covering an invention conceived or reduced to practice during the course of the performance of activities pursuant to this Agreement shall be the responsibility of the Party owning such invention, PROVIDED HOWEVER, that with respect to any such invention that is jointly owned by the Parties, such responsibility shall be shared by the Parties as determined by agreement of the Parties on a case-by-case basis. All Patent Prosecution expenses, including attorneys' fees, incurred by a Party in the performance of Patent Prosecution shall be borne by such Party or, in the case of an invention that is jointly owned, shared by the Parties as agreed.

              10.2.2 SECONDARY PROSECUTION RIGHTS. If the prosecuting Party elects not to continue pursuing Patent Prosecution with respect to any rights within Patent Rights and the other Party has rights under such Patent Rights, then the prosecuting Party shall, subject to any contractual obligations to Third Parties, notify the other Party in writing of such election at least thirty (30) days prior to the last available date for action to preserve such Patent Rights. If such other Party elects to continue Patent Prosecution, such other Party may do so at its sole expense.

              10.2.3 COOPERATION. Each Party hereby agrees:

                  (a) to make its employees, agents and consultants reasonably available to the other Party (or to the other Party's authorized attorneys, agents or representatives), to the extent reasonably necessary to enable the prosecuting Party to undertake Patent Prosecution,

                  (b) to provide the other Party with copies of all material correspondence pertaining to Patent Prosecution with the United States Patent and Trademark Office or its foreign counterparts;

                  (c) to cooperate, if necessary and appropriate, with the other Party in gaining patent term extensions wherever applicable to Patent Rights; and

                  (d) to endeavor in good faith to coordinate its efforts with the other Party to minimize or avoid interference with the Patent Prosecution of the other Party's patent applications.

         10.3 EXPLOITATION OF JOINT INVENTIONS. Subject to any provision of this Agreement to the contrary, each of the Parties shall be free to exploit any invention conceived or reduced to practice during the course of the performance of activities pursuant to this Agreement and that is jointly owned by the Parties without payment of any additional compensation to the other Party; provided THAT either Party may only sell, license or otherwise transfer its rights in any such invention without the consent of the other Party in a manner that is consistent with the licenses granted pursuant to this Agreement and is otherwise consistent with this Agreement.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

         10.4 THIRD PARTY INFRINGEMENT.

              10.4.1 NOTICE. Each Party shall promptly provide the other Party with written notice reasonably detailing any known or alleged infringement of the other Party's Program Patent Rights by a Third Party.

              10.4.2 JOINT PRODUCTS AND PROGRAM DIAGNOSTICS.

                  (a) The Joint Executive Committee shall make all determinations concerning the institution and direction of legal proceedings against any Third Party believed to be infringing Patent Rights that Cover the composition of matter or use of any Joint Product or any Program Diagnostic or that Cover Manufacturing processes, formulations or assay configurations specific to any such Joint Product or any such Program Diagnostic ("Product-Specific Patent Rights"). All costs, including attorneys' fees, relating to such legal proceedings shall be included in Commercialization Expenses for the Joint Product or Program Diagnostic, as applicable. All recoveries resulting from such legal proceedings shall be deemed to be Joint Product Net Sales of the applicable Joint Product or Program Diagnostic Net Sales of the applicable Program Diagnostic.

                  (b) Each Party shall have the sole right, but not the obligation, to institute and direct legal proceedings against any Third Party believed to be infringing any Patent Rights other than Product-Specific Patent Rights of such Party ("Owning Party"), that Covers an invention that relates to a Joint Product or a Program Diagnostic; PROVIDED THAT the Parties shall mutually agree on a course of action for instituting and directing legal proceedings against any Third Party believed to be infringing any such Patent Rights that are jointly owned by the Parties. If the Owning Party, (a) within ninety (90) days of a notice of infringement pursuant to Section 10.4.1, has not provided written notice of potential infringement to such Third Party, or (b) within one hundred eighty (180) days of a notice of infringement pursuant to
Section 10.4.1, has not commenced bona fide discussions with such Third Party concerning such infringement or instituted appropriate legal proceedings against such Third Party, the other Party may request consent from the Owning Party to institute and direct legal proceedings against such Third Party, including in the name of the Owning Party, which consent shall not be unreasonably withheld. The Owning Party shall respond to such request within thirty (30) days of receipt of such request in writing. All out-of-pocket costs, including attorneys' fees, relating to such legal proceedings shall be borne by the Party that owns such Patent Rights or, in the case of Patent Rights that are jointly owned, shared by the Parties as agreed by the Parties. If the Parties share the expense, any recoveries shall be divided between the Parties in proportion with their contribution to the expenses. If only one Party is bearing the expense, then the Party not bearing any of the expense shall receive [**] percent ([**]%) of all recoveries directed to compensatory damages and [**] percent ([**]%) of all recoveries directed to punitive or other damages in excess of such Party's costs, including attorney's fees.

              10.4.3 UNILATERAL DDCS, UNILATERAL DIAGNOSTICS AND UNILATERAL PRODUCTS. Each Party shall have the sole right, but not the obligation, to institute and direct legal proceedings against any Third Party believed to be infringing the Program Patent Rights owned by such Party that Covers an invention that relates to a Unilateral DDC, Unilateral Diagnostic or Unilateral Product sold by such Party or sold by the other Party, PROVIDED THAT the Parties shall mutually agree on a course of action for instituting and directing legal proceedings against any Third Party believed to be infringing any such Program Patent Rights that are jointly owned by the Parties. All out-of-pocket costs, including attorneys' fees, or recoveries relating to such legal proceedings shall be borne by the Party that owns such Program Patent Rights or, in the case of Program Patent Rights that are jointly owned, shall be shared by the Parties as agreed. All recoveries resulting from such legal proceeding in excess of the Party's or Parties' costs, including attorney's fees, shall be deemed to be Net Sales of the applicable Unilateral Diagnostic or Unilateral Product.

              10.4.4 FAILURE TO INSTITUTE PROCEEDINGS. With respect to Program Patent Rights which are solely owned by a Party ("Non-Selling Party") Covering a Unilateral DDC, Unilateral Diagnostic or Unilateral Product sold by the other Party ("Selling Party"), if the Non-Selling Party, (a) within ninety (90) days of a notice of infringement pursuant to Section 10.4.1, has not provided written notice of potential infringement to such Third Party, or (b) within one hundred eighty (180) days of a notice of infringement from the Selling Party pursuant to
Section 10.4.1, has not commenced bona fide discussions with such Third Party that is selling a product or providing a service in competition with such Selling Party's product or service concerning such infringement or instituted appropriate legal proceedings against such Third Party, such Selling Party may request consent from the Non-Selling Party to institute such legal proceedings, including in the name of the Non-Selling Party, which consent shall not be unreasonably withheld. The Non-Selling Party shall respond to such request within thirty (30) days of receipt of such request in writing. All costs, including attorneys' fees, relating to such legal proceedings shall be borne by the Selling Party. Any recoveries in excess of costs incurred by the Selling Party in pursuing any such legal proceedings ("Excess Recovery") shall belong to the Selling Party; PROVIDED THAT the Selling Party shall pay to the Non-Selling Party the amount of any royalty that would be due to the Non-Selling Party if such Excess Recovery had been Net Sales made by the Selling Party of such Selling Party's product.

              10.4.5 COOPERATION IN PATENT INFRINGEMENT PROCEEDINGS. In the event that either Abbott or Millennium takes action pursuant to this Section
10.4 ("Acting Party"), the other Party shall cooperate to the extent reasonably necessary and at the Acting Party's sole expense. Such cooperation shall include, without limitation, providing information, documents, witnesses and consultation to the Acting Party; PROVIDED THAT such cooperation shall not include the obligation to assert any patent rights or other intellectual property rights Controlled by the other Party that such other Party is not obligated to assert or allow the Acting Party to assert except as otherwise expressly provided in this Agreement. Upon the reasonable request of the Acting Party, such other Party shall join the suit and shall be represented in any such legal proceedings using counsel of its own choice. Neither Party shall settle any claim or proceeding relating to Program Patent Rights owned in whole or in part by the other Party without the prior written consent of such other Party, which consent shall not be unreasonably withheld.

         10.5 OTHER INTELLECTUAL PROPERTY INFRINGEMENT.

              10.5.1 NOTICE.

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                  (a) Each Party shall notify the other in writing of any
allegations it receives from a Third Party that Program Materials, Program Technology, any Joint Product, any Program Diagnostic, any Unilateral Diagnostic or any Unilateral Product infringes the intellectual property rights of such Third Party. Such notice shall be provided promptly, but in no event after more than fifteen (15) days following receipt of such allegations. In the event that a Party receives notice that it or any of its Affiliates have been individually named as a defendant in a legal proceeding by a Third Party alleging infringement of a Third Party patent or other intellectual property right as a result of the manufacture, production, use, development, sale or distribution of Program Materials, Program Technology, any Joint Product, any Program Diagnostic, any Unilateral Diagnostic or any Unilateral Product, such Party shall immediately notify the other Party in writing and in no event notify them later than ten (10) days after the receipt of such notice. Such written notice shall include a copy of any summons or complaint (or the equivalent thereof) received regarding the foregoing.

                  (b) Each Party shall provide to the other Party copies of any notices it receives from Third Parties regarding any patent nullity actions, any declaratory judgment actions, any alleged infringement of Program Patent Rights or any alleged misappropriation of intellectual property with respect to Program Materials, Program Technology, any Joint Product, any Program Diagnostic, any Unilateral Diagnostic or any Unilateral Product. Such notices shall be provided promptly, but in no event after more than fifteen (15) days following receipt thereof.

              10.5.2 COOPERATION IN INTELLECTUAL PROPERTY INFRINGEMENT PROCEEDINGS. In all cases where a claim is made by a Third Party and for which notice was given in accordance with Section 10.5.1, the Parties shall cooperate and mutually determine a course of action and shall share expenses equally. If such claim is against only one Party with respect to a Unilateral DDC, Unilateral Diagnostic or Unilateral Product, such Party shall have sole discretion in determining and executing an appropriate course of action at its sole expense. Such cooperation by a Party shall include, without limitation, providing information, documents, witnesses and consultation to the other Party; PROVIDED THAT such cooperation shall not include the obligation to assert any patent rights or other intellectual property rights Controlled by the Party that such Party is not obligated to assert or allow the other Party to assert as expressly provided in this Agreement.

         10.6 TRADEMARKS.

              10.6.1 OWNERSHIP OF TRADEMARKS. The Joint Commercialization Committee shall select the trademarks and service marks associated with Commercializing a Joint Product or a Program Diagnostic (collectively, "Marks"). The Joint Executive Committee shall determine for each Joint DDC which Party (the "Trademark-Owning Party") shall own the Marks. The Trademark-Owning Party shall be responsible for filing and maintaining the Marks (including payment of costs associated therewith) subject to reimbursement of such costs as Commercialization Expenses. The Trademark-Owning Party shall consider in good faith the comments of the other Party. The Trademark-Owning Party shall also own any domain names including any Marks.

              10.6.2 LICENSE. The Trademark-Owning Party shall grant to the other Party a license to such Marks and domain names solely for the purposes of performing its obligations and exercising its rights relating to the Development and Commercialization of a Joint Product or

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a Program Diagnostic or a Joint Product or Program Diagnostic that becomes a
Unilateral Diagnostic or Unilateral Product subsequent to the filing of the Marks. Each Party shall have the right to monitor the quality of such products in accordance with reasonable procedures to be agreed upon by the Parties.

              10.6.3 NO OTHER RIGHTS. Except as expressly stated in this Agreement, the other Party shall not have any right, title, interest or other license in or to any of the Marks, and all uses of such Marks shall inure solely to the benefit of the Trademark-Owning Party.

              10.6.4 AGREEMENT NOT TO CONTEST. Each Party agrees not to contest the validity of, by act or omission jeopardize, or take any action inconsistent with, the other Party's rights or goodwill in any of its Marks in any country, including, without limitation, attempted registration of any such Mark, or use or attempted registration of any confusingly similar names, trademarks or logos.

              10.6.5 THIRD PARTY INFRINGEMENT. In the event that either Party becomes aware of any infringement of a Mark by a Third Party, it shall promptly notify the other and the Parties shall consult with each other and jointly determine the best way to prevent such infringement, including without limitation by the institution of legal proceedings against such Third Party. All out-of-pocket costs, including attorneys' fees, relating to such legal proceedings shall be included in Commercialization Expenses. All recoveries resulting from such legal proceedings shall be deemed to be Joint Product Net Sales of the Joint Product or Program Diagnostic Net Sales of the Program Diagnostic with which the infringed Mark is used.

         10.7 PATENT TERM EXTENSIONS. Each Party shall provide (a) notice of patents relevant to Regulatory Approvals in the United States, prior to the time the related applications for Regulatory Approvals are filed, and (b) immediate notice of the issuance of any patent which will be a patent relevant to a Joint Product or a Unilateral Product, giving the date of issue and patent number for each such patent and the Parties will jointly decide within thirty (30) days of the patent issue if the patent is to be listed pursuant to any Regulatory Approval submission for such Joint Product or such Unilateral Product. Similarly, the Parties shall provide immediate notice of any approved Regulatory Approval submission and of patent term extensions in any country. The Parties will cooperate with each other in the preparation and filing of patent listings and patent term extensions relating to Joint Products and Unilateral Products, and shall mutually determine whether one or both Parties will proceed in filing of appropriate listing and patent term extension documents.

         10.8 MANUFACTURING PROCESS INQUIRIES. Each Party will provide prompt notice to the other of any inquiries as to any relevant patent which has claims to Manufacturing processes, which inquiries are provided pursuant to 35 USC ss. 271(g), and will cooperate with respect to responses thereto. Each Party shall file any patent term extensions that the Parties determine should be filed. If the Parties cannot agree on whether or not patent term extensions should be filed or on which eligible patent should be extended, such issue shall be decided in accordance with Section 13.5; PROVIDED THAT in such case the Neutral shall be an individual experienced in patent term extension issues (including proper strategies for selection of appropriate patents for extension). Each Party shall file any patent term extensions that the Neutral determines should be filed.

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                                   ARTICLE 11

                                 CONFIDENTIALITY

         11.1 CONFIDENTIAL INFORMATION. All Confidential Information disclosed by a Party or its Affiliates to the other Party or its Affiliates during the term of this Agreement shall not be used by the receiving Party or its Affiliates except in connection with the activities contemplated by this Agreement or in order to further the purposes of this Agreement, shall be maintained in confidence by the receiving Party and its Affiliates and shall not otherwise be disclosed by the receiving Party or its Affiliates to any Third Party who is not an Affiliate or consultant of, or an advisor to, the receiving Party, without the prior written consent of the disclosing Party, except to the extent that the Confidential Information: (a) was known or used by the receiving Party or its Affiliates prior to its date of disclosure to the receiving Party, as demonstrated by legally admissible evidence available to the receiving Party or its Affiliates; (b) either before or after the date of the disclosure to the receiving Party is lawfully disclosed to the receiving Party or its Affiliates by sources other than the disclosing Party rightfully in possession of the Confidential Information and not bound by confidentiality obligations to the disclosing Party; (c) either before or after the date of the disclosure to the receiving Party or its Affiliates becomes published or generally known to the public through no fault or omission on the part of the receiving Party or its Affiliates; or (d) is independently developed by or for the receiving Party or its Affiliates without reference to or reliance upon the Confidential Information, as demonstrated by competent written records. In addition, the provisions of this Section 11.1 shall not preclude the receiving Party or its Affiliates from disclosing Confidential Information to the extent such Confidential Information is required to be disclosed by the receiving Party or its Affiliates to comply with applicable laws, to defend or prosecute litigation or to comply with governmental regulations, PROVIDED THAT the receiving Party provides prior written notice of such disclosure to the disclosing Party, provides the disclosing Party, to the extent possible, with sufficient time and opportunity to obtain a protective order for such Confidential Information and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure. Specific information shall not be deemed to be within any of the foregoing exclusions merely because it is embraced by more general information falling within these exclusions. All Confidential Information disclosed by a Party pursuant to the Confidential Disclosure Agreement between the Parties dated January 5, 2000, as amended, shall be deemed to have been disclosed by the disclosing Party under this Agreement.

         11.2 EMPLOYEE AND ADVISOR OBLIGATIONS. Millennium and Abbott each agree that they shall provide Confidential Information received from the other Party only to their respective employees, consultants and advisors, and to the employees, consultants and advisors of such Party's Affiliates, who have a need to know such Confidential Information to assist such Party in fulfilling its obligations under this Agreement, PROVIDED THAT such employees, consultants and advisors agree to treat such information and materials as confidential.

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   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

         11.3 TERM. All obligations of confidentiality imposed under this
Article 11 shall expire [**] years following termination or expiration of this Agreement.

         11.4 PUBLICATIONS. Subject to the restrictions provided below, either Party may publish or present the results of research or Development carried out on any Joint DDC or Unilateral DDC or the results of development carried out on any Diagnostic, subject to the prior review by the other Party for all purposes in the case of a Joint DDC or a Program Diagnostic and for patentability and protection of such other Party's Confidential Information in the case of an Abbott Released Diagnostic, a Unilateral DDC or a Unilateral Diagnostic. Each Party shall provide to the other Party the opportunity to review and approve any proposed abstracts, manuscripts or summaries of presentations which cover the results of research or Development of such Joint DDC or Unilateral DDC or development of such Diagnostic. Each Party shall designate a person who shall be responsible for approving such publications. Such designated person shall respond in writing promptly and in no event later than sixty (60) days after receipt of the proposed material with either approval of the proposed material or a specific statement of concern, based upon any concern in the case of a Joint DDC or Program Diagnostic and based upon either the need to seek patent protection or concern regarding competitive disadvantage arising from the proposal in the case of the Abbott Released Diagnostic, Unilateral DDC or Unilateral Diagnostic. In the event of concern in the case of a Joint DDC or Program Diagnostic, the submitting Party agrees not to submit such publication or to make such presentation that contains such information until the other Party has provided its written approval. In the event of concern in the case of an Abbott Released Diagnostic, Unilateral DDC or Unilateral Diagnostic, the submitting Party agrees not to submit such publication or to make such presentation that contains such information until the other Party is given a reasonable period of time (not to exceed ninety (90) days) to seek patent protection for any material in such publication or presentation which it believes is patentable or to resolve any other issues. With respect to any proposed abstracts, manuscripts or summaries of presentations by investigators or other Third Parties, such materials shall be subject to review under this
Section 11.4 to the extent that Abbott or Millennium, as the case may be, has the right to do so.

                                   ARTICLE 12

                              TERM AND TERMINATION

         12.1 TERM. This Agreement becomes effective as of the Effective Date and may be terminated as set forth in this Article 12.

         12.2 TERMINATION FOR MATERIAL BREACH.

              12.2.1 TERMINATION RIGHTS. Upon a material breach of this Agreement by Abbott or Millennium (in such capacity, the "Breaching Party"), the other Party (in such capacity, the "Non-Breaching Party") may provide written notice (a "Breach Notice") to the Breaching Party specifying the material breach. If the Parties dispute whether a Party has materially breached the Agreement, the matter shall be referred to ADR under Section 13.5. If (i) the Breaching Party fails to cure such material breach during the sixty (60) day period (or, if such material breach, by its nature, is a curable breach that is not curable within the sixty (60) day period, such longer period as would be reasonably necessary for a diligent party to cure such material breach) following the date on which the Breach Notice is provided (subject to extension as provided in Section 12.3), or (ii) such material breach, by its nature, is incurable, then the Agreement shall terminate, PROVIDED THAT (A) if there is a dispute as to whether a material breach has been cured or is incurable, such matter shall be referred to ADR and termination shall be stayed pending resolution of such ADR proceedings, and (B) to the extent specified in Sections 12.2.2 through 12.2.7, this Agreement itself shall not terminate but rather certain provisions or rights and obligations of the Parties shall terminate. The Parties shall use reasonable efforts to work together to cure any breach, and shall endeavor in good faith to work together to avoid the termination of a Party's rights where reasonably possible.

              12.2.2 MATERIAL BREACH RELATING TO THE RESEARCH PROGRAM. If the material breach relates to the Breaching Party's obligations under the Research Program, then only the Research Program shall terminate.

              12.2.3 MATERIAL BREACH RELATING TO EXCLUSIVITY PROVISIONS. If the material breach relates to the Breaching Party's obligations under Section 2.1, the Non-Breaching Party may terminate any of the covenants set forth in Sections 2.1.1, 2.1.3, 2.1.4, 2.1.5, 2.1.6 and 2.1.7 as it applies to the Non-Breaching
Party, as one of its remedies and not to the exclusion of any other remedy such Party may have.

              12.2.4 MATERIAL BREACH RELATING TO THE RESEARCH OF A UNILATERAL TARGET OR THE DEVELOPMENT OR COMMERCIALIZATION OF A UNILATERAL DDC OR A UNILATERAL PRODUCT. If the material breach relates to the Breaching Party's obligations relating to the (a) research of a Unilateral Target or (b) the Development and/or Commercialization of a Unilateral DDC and/or a Unilateral Product, then this Agreement shall not terminate in its entirety, but (i) the licenses granted to the Breaching Party under this Agreement with respect to the
(A) research of such Unilateral Target or (B) the Development and Commercialization of such Unilateral DDC or Unilateral Product, shall terminate;
(ii) the Breaching Party hereby grants to the Non-Breaching Party a worldwide, exclusive (even as to the Breaching Party), non-royalty bearing, perpetual license under the sole or undivided one half (as applicable) right, title and interest in the Program Patent Rights or other intellectual property of the Breaching Party previously assigned by the Non-Breaching Party to the Breaching Party pursuant to Section 10.1.2 directly relating to either such Unilateral Target or such Unilateral DDC and/or Unilateral Product, for either the research of such Unilateral Target or the development and Commercialization of such Unilateral DDC or Unilateral Product, and (iii) the licenses granted to the Breaching Party under this Agreement with respect to the development and Commercialization of any related Unilateral Diagnostic shall also terminate, provided THAT, if, at the time of such termination, such Unilateral Diagnostic is being marketed by the Breaching Party or is automated onto the Abbott Diagnostic Platform or a Third Party Diagnostic Platform, then, in lieu of such termination, the licenses granted herein to the Breaching Party shall become non-exclusive and the exclusivity provisions of Section 2.1.5 with respect to such Unilateral Target shall terminate. The exclusivity provisions set forth in
Section 2.1.3 shall not apply to the Non-Breaching Party with respect to such Unilateral Target, Unilateral DDC, or Unilateral Product.

              12.2.5 MATERIAL BREACH RELATING TO THE DEVELOPMENT OR COMMERCIALIZATION OF AN ABBOTT RELEASED DIAGNOSTIC OR A UNILATERAL DIAGNOSTIC. If the material breach relates to the Breaching Party's obligations relating to the development and/or Commercialization of an Abbott Released Diagnostic or a Unilateral Diagnostic, then this Agreement shall not terminate in its entirety, but (a) the licenses granted to the Breaching Party under this Agreement with respect to the development and Commercialization of such Abbott Released Diagnostic or Unilateral Diagnostic, shall terminate; and (b) the Breaching Party hereby grants to the Non-Breaching Party a worldwide, exclusive (even as to the Breaching Party), non-royalty bearing, perpetual license under the sole or undivided one half (as applicable) right, title and interest in the Program Patent Rights or other intellectual property of the Breaching Party previously assigned by the Non-Breaching Party to the Breaching Party pursuant to Section
10.1.2 directly relating to such Abbott Released Diagnostic or Unilateral Diagnostic and for the development and Commercialization of such Abbott Released Diagnostic or Unilateral Diagnostic. The exclusivity provisions set forth in
Section 2.1.5 or Section 2.1.6, as the case may be, shall not apply to the Non-Breaching Party with respect to such Diagnostics.

              12.2.6 MATERIAL BREACH RELATING TO THE DEVELOPMENT OR COMMERCIALIZATION OF A JOINT DDC, JOINT PRODUCT OR PROGRAM DIAGNOSTIC. If the material breach relates to the Breaching Party's obligations relating to the Development and/or Commercialization of a Joint DDC, Joint Product and/or Program Diagnostic (including, without limitation, a material breach in the exercise of reasonable efforts to undertake Development and/or Commercialization of such Joint DDC, Joint Product and/or Program Diagnostic), then this Agreement shall not terminate in its entirety, but (a) the licenses granted to the Breaching Party under this Agreement with respect to the Development and Commercialization of such Joint DDC, Joint Product and/or Program Diagnostic shall terminate; (b) the licenses granted by the Breaching Party with respect to such Joint DDC, Joint Product and/or Program Diagnostic set forth in Article 8 shall continue in full force and effect, and the Non-Breaching Party shall have the right to Develop and Commercialize such Joint DDC, Joint Product and/or Program Diagnostic worldwide, either alone or in collaboration with Third Parties, without any financial obligation to the Breaching Party; and (c) the rights and obligations of the Parties under Article 10 with respect to Patent Rights relating to such Joint DDC, Joint Product and/or Program Diagnostic shall continue in effect.

              12.2.7 MATERIAL BREACH OF INVESTMENT AGREEMENT. If Abbott commits a material breach of its obligations to purchase common stock of Millennium under the Investment Agreement and does not cure such breach within sixty (60) days after written notice thereof by Millennium, then Millennium may terminate the licenses granted under this Agreement to Abbott and upon any termination under this Section 12.2.7, Abbott hereby grants to Millennium a worldwide, exclusive (even as to Abbott), non-royalty-bearing, perpetual license under the sole or undivided one-half (as applicable) right, title and interest in the Program Patent Rights or other intellectual property of Millennium assigned to Abbott pursuant to Section 10.1.2, for all purposes.

         12.3 DISPUTE RESOLUTION. Termination under this Article 12 for whatever reason will be automatically stayed for the duration of any ADR proceedings initiated under Article 13, and any applicable cure periods shall commence upon the resolution of such proceedings.

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         12.4 RESIDUAL RIGHTS. Upon termination of this Agreement, except as specifically provided herein to the contrary, all rights and obligations of the Parties under this Agreement shall cease, except as follows: (a) obligations to pay amounts accruing hereunder up to the date of termination; (b) the obligations regarding confidentiality as set forth in Article 11; (c) all obligations for record keeping and accounting reports; (d) the Parties' right to inspect books and records of each other as set forth in Section 9.6; (e) the Parties' rights with respect to the ownership of intellectual property as set forth in Article 10; and (f) obligations of defense and indemnity, which obligations shall continue in full force and effect for an unlimited period.

         12.5 CHANGE OF CONTROL. If a Change of Control occurs with respect to a Party ("Change of Control Party") during the Research Program Term, such Change of Control Party shall promptly notify the other Party in writing, and such other Party may, at its sole discretion, elect to terminate the Research Program and effect the distribution of certain assets and rights relating to the Research Program in accordance with the provisions of Section 3.11 (a "Change of Control Election"). A Change of Control Election may be made by such other Party by giving the Change of Control Party written notice within sixty (60) days after the other Party's receipt of notice of such Change of Control, such Change of Control Election to be effective sixty (60) days after provision of written notice thereof. If such other Party makes a Change of Control Election, then the provisions of Section 3.11 shall determine the rights of the Parties hereunder.

                                   ARTICLE 13

                               DISPUTE RESOLUTION

         13.1 JOINT EXECUTIVE COMMITTEE.

              13.1.1 FORMATION AND MEMBERSHIP. As soon as practicable after the Effective Date, Abbott and Millennium shall establish a Joint Executive Committee comprised of three (3) senior executives of Abbott and three (3) senior executives of Millennium. Each Party may change any one or more of its representatives to the Joint Executive Committee at any time upon written notice to the other Party.

              13.1.2 RESPONSIBILITIES. The Joint Executive Committee shall meet at least two times annually to:

                  (a) assess the progress of the Research Program pursuant to
Section 3.1.2(b);

                  (b) review the efforts and assess the progress of the Parties in the conduct of the Research Program, the Development Program and the Commercialization Program;

                  (c) designate Drug Development Candidates pursuant to Section
4.1.3 and Joint DDCs, Unilateral DDCs and Suspended DDCs pursuant to Section 4.1.5;

                  (d) designate the Lead Regulatory Party for each Joint DDC pursuant to Section 4.5.1;

                  (e) designate the Lead Manufacturing Party for each Joint DDC and Joint Product pursuant to Article 6;

                  (f) make any necessary determinations concerning recalls of Joint DDCs and Joint Products pursuant to Section 7.7.1;

                  (g) attempt to resolve any disputes relating to this Agreement that may arise between the Parties that are referred to the Joint Executive Committee by the Joint Research Committee, the Ad Hoc Committee, the Joint Development Committee, the Joint Manufacturing Committee, the Joint Commercialization Committee or either of the Parties;

                  (h) extend the term of the Research Program if mutually agreed by the Parties;

                  (i) designation of Program Diagnostics pursuant to Section 5.1.1; and

                  (j) perform such other tasks and undertake such other responsibilities as may be set forth in this Agreement.

              13.1.3 ADMINISTRATIVE MATTERS. The location of such meetings of the Joint Executive Committee shall be as agreed by the Parties. The Joint Executive Committee may also meet by means of a telephone conference call or by videoconference. Each Party shall use reasonable efforts to cause its representatives to attend the meetings of the Joint Executive Committee. If a representative of a Party is unable to attend a meeting, such Party may designate an alternative to attend such meeting in place of the absent representative, and such alternate shall have full voting power at such meeting. In addition, each Party may, at its discretion, invite non-voting employees, and, with the consent of the other Party, consultants or scientific advisors, to attend meetings of the Joint Executive Committee.

              13.1.4 DECISION MAKING. Each Party shall have one vote on the Joint Executive Committee. Both Parties must vote in the affirmative to allow the Joint Executive Committee to take any action that requires the vote of the Joint Executive Committee. Action on any matter may be taken at a meeting, by teleconference, videoconference or by written agreement. Either Party may convene a special meeting of the Joint Executive Committee for the purpose of resolving disputes.

         13.2 REFERRAL OF UNRESOLVED MATTERS TO JOINT EXECUTIVE COMMITTEE. If the Joint Research Committee, the Ad Hoc Committee, the Joint Development Committee, Joint Manufacturing Committee, or the Joint Commercialization Committee is unable to reach a decision on any matter within the scope of its responsibilities within thirty (30) days after such matter is first considered by it, either Party may refer such unresolved matter to the Joint Executive Committee for consideration and resolution. Unresolved matters pertaining to intellectual property matters shall be governed by Article 10. In such event, a meeting of the Joint Executive Committee shall be convened as soon as practicable in order to consider and resolve the unresolved matter. Any determination by the Joint Executive Committee shall be final and binding upon the Parties.

         13.3 REFERRAL OF UNRESOLVED MATTERS TO EXECUTIVE OFFICERS. If the Joint Executive Committee is unable to resolve any matter referred to it under Section
13.2 within thirty (30) days after the matter is referred to it, the matter shall be referred to the Executive Officers to be resolved by negotiation in good faith as soon as is practicable but in no event later than thirty (30) days after referral. Such resolution, if any, of a referred issue by the Executive Officers shall be final and binding on the Parties.

         13.4 INDEPENDENT EXPERTS. Each Executive Officer shall have the right to engage the services of any number of independent experts in the field in question (the individual(s) so engaged by each Executive Officer to be engaged under obligations of confidentiality) to assist the Executive Officer in making a determination on the unresolved matter, and each Executive Officer shall be obligated to consider in good faith the analyses and opinions of any such independent experts engaged by either of them in making a determination.

         13.5 ALTERNATIVE DISPUTE RESOLUTION. If the matter has not been resolved by the Executive Officers within thirty (30) days of referral in accordance with Section 13.3, or if the Executive Officers fail to meet within such thirty (30) days, either Party may initiate binding alternative dispute resolution ("ADR") in accordance with the terms set forth on EXHIBIT I Unless otherwise mutually agreed upon by the Parties, the ADR proceedings shall be conducted at the location chosen by the Party not originally requesting the resolution of the dispute. Each Party shall have the right, at its own expense, to be represented by counsel in such a proceeding. Each Party shall have the right to enforce a judgment or ruling entered in the ADR proceeding in a court of competent jurisdiction (including, without limitation, a judgment for specific performance or injunctive relief).

                                   ARTICLE 14

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         14.1 REPRESENTATION OF AUTHORITY; CONSENTS. Millennium and Abbott each represents and warrants to the other Party that it has full right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement; it has the right to grant to the other Party the licenses and sublicenses granted pursuant to this Agreement; this Agreement has been duly executed by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable in accordance with its terms, and all necessary consents, approvals and authorizations of all government authorities and other persons required to be obtained by such Party as of the Effective Date in connection with the execution, delivery and performance of this Agreement have been and shall be obtained by the Effective Date.

         14.2 NO CONFLICT. Each Party represents to the other Party that notwithstanding anything to the contrary in this Agreement, the execution and delivery of this Agreement and the performance of such Party's obligations hereunder (a) do not and will not conflict with or violate such Party's corporate charter and bylaws or any requirement of applicable laws or regulations existing as of the Effective Date and (b) do not and will not conflict with, violate, breach or constitute a default under, any contractual obligation of such Party or any of its Affiliates existing as of the Effective Date.

         14.3 EMPLOYEE AND CONSULTANT OBLIGATIONS. Each Party represents and warrants that, unless prohibited by, or inconsistent with, applicable Laws, all of its employees, officers, consultants and advisors who are supporting the performance of its obligations under this Agreement shall have executed or will have executed agreements or have existing obligations under law requiring assignment to such Party of all intellectual property made during the course of and as the result of their association with such Party and obligating the individual to maintain as confidential such Party's Confidential Information as well as confidential information of a Third Party which such Party may receive, to the extent required to support such Party's obligations under this Agreement. Each Party represents and warrants that to its knowledge, none of its employees who are or will be involved in the performance of obligations hereunder are, as a result of the nature of such obligations to be conducted by the Parties as set forth herein, in violation of any covenant in any contract with a third party relating to non-disclosure of proprietary information, non-competition or non-solicitation. Each Party represents and warrants that, to its knowledge, none of its employees are in breach of any agreement with any Third Party which would affect such Party's obligations under this Agreement.

         14.4 BURDENED TECHNOLOGY OBLIGATIONS. Set forth on EXHIBIT J is a list, which is true, complete and correct in all material respects, of each agreement between a Third Party and Abbott which exists as of the Effective Date pursuant to which any Burdened Technology Obligations could arise. Set forth on EXHIBIT K is a list, which is true, complete and correct in all material respects, of each agreement between a Third Party and Millennium which exists as of the Effective Date pursuant to which any Burdened Technology Obligations could arise.

         14.5 INTELLECTUAL PROPERTY. Each Party represents and warrants to the other that as of the Effective Date:

                  (a) it is not aware of any claim made against it asserting the invalidity, misuse, unregisterability, unenforceability or non-infringement of any of its intellectual property which is the subject of this Agreement (the "Intellectual Property") or is not aware of any claim made against it challenging its right to use or ownership of any of the Intellectual Property or making any adverse claim of ownership thereof; and

                  (b) there is not any pending or, to its knowledge, threatened claim or litigation or, to the knowledge of such Party, written claim or demand of any Third Party has been received, which alleges that its activities to date relating to the Intellectual Property have violated, or by conducting its business as currently proposed to be conducted hereunder would violate, the intellectual property rights of any Third Party.

                  (c) it is not aware of any default or claim of default by it or by any Third Party relating to any license agreement with any Third Party which has application to the licenses granted the other Party to this Agreement.

         14.6 KNOWLEDGE OF PENDING OR THREATENED LITIGATION. Each Party represents and warrants to the other Party that there is no claim, investigation, suit, action or proceeding pending or, to the knowledge of such Party, expressly threatened, against such Party before or by any governmental entity or arbitrator that, impair the ability of such Party to perform any obligation under this Agreement or prevent or materially delay or alter the consummation of any or all of the transactions contemplated hereby.

         14.7 DISCLAIMER OF WARRANTY. Nothing in this Agreement shall be construed as a representation made or warranty given by either Party that any patents will issue based on pending applications or that any such pending applications or patents issued thereon will be valid. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS, WAIVES, RELEASES, AND RENOUNCES ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                   ARTICLE 15

                            MISCELLANEOUS PROVISIONS

         15.1 INDEMNIFICATION.

              15.1.1 ABBOTT. Abbott agrees to defend Millennium and its Affiliates at Abbott's cost and expense, and will indemnify and hold Millennium and its Affiliates and their respective directors, officers, employees and agents (the "Millennium Indemnified Parties") harmless from and against any losses, costs, damages, fees or expenses arising out of any Third Party claim relating to (a) any breach by Abbott of any of its representations, warranties or obligations pursuant to this Agreement, (b) the gross negligence or willful misconduct of Abbott, or (c) injuries resulting from any Abbott Released Diagnostic, Abbott Unilateral Diagnostic, Abbott Unilateral Product or any other product or service offered by Abbott, its Affiliates and/or its licensees or collaborators outside of the Research Program, Development Program and/or Commercialization Program. In the event of any such claim against the Millennium Indemnified Parties by any Third Party, Millennium shall promptly notify Abbott in writing of the claim and Abbott shall manage and control, at its sole expense, the defense of the claim and its settlement, keeping Millennium reasonably apprised of the status of the defense and/or settlement. No settlement shall be finalized without obtaining Millennium's prior written consent, which shall not be unreasonably withheld, except that, in the case of a settlement that does not require an admission or action on the part of Millennium, Millennium's consent shall not be required so long as Millennium is unconditionally released from all liability in such settlement. The Millennium Indemnified Parties shall cooperate with Abbott and may, at their option and expense, be represented in any such action or proceeding. Abbott shall not be liable for any litigation costs or expenses incurred by the Millennium Indemnified Parties without Abbott's prior written authorization. In addition, Abbott shall not be responsible for the indemnification or defense of any Millennium Indemnified Party to the extent any Third Party claims arises from any negligent or intentional acts by any Millennium Indemnified Party, or the breach by Millennium of any obligation or warranty under this Agreement, or any claims compromised or settled without its prior written consent.

              15.1.2 MILLENNIUM. Millennium agrees to defend Abbott and its Affiliates at Millennium's cost, and will indemnify and hold Abbott and its Affiliates and their respective directors, officers, employees and agents (the "Abbott Indemnified Parties") harmless from and against any losses, costs, damages, fees or expenses arising out of any Third Party claim relating to (a) any breach by Millennium of any of its representations, warranties or obligations pursuant to this Agreement, or (b) the gross negligence or willful misconduct of Millennium, or (c) injuries resulting from any Millennium Unilateral Diagnostic, Millennium Unilateral Product or any other product or service offered by Millennium, its Affiliates and/or its licensees or collaborators outside of the Research Program, Development Program and/or Commercialization Program. In the event of any claim against the Abbott Indemnified Parties by any Third Party, Abbott shall promptly notify Millennium in writing of the claim and Millennium shall manage and control, at its sole expense, the defense of the claim and its settlement, keeping Abbott reasonably advised of the status of the defense and/or settlement. No settlement shall be finalized without obtaining Abbott's prior written consent, which consent shall not be unreasonably withheld, except that, in the case of a settlement that does not require an admission or action on the part of Abbott, Abbott's consent shall not be required so long as Abbott is unconditionally released from all liability in such settlement. The Abbott Indemnified Parties shall cooperate with Millennium and may, at their option and expense, be represented in any such action or proceeding. Millennium shall not be liable for any litigation costs or expenses incurred by the Abbott Indemnified Parties without Millennium's prior written authorization. In addition, Millennium shall not be responsible for the indemnification or defense of any Abbott Indemnified Party to the extent any Third Party Claim arises from any negligent or intentional acts by any Abbott Indemnified Party, or the breach by Abbott of any obligation or warranty under this Agreement, or any claims compromised or settled without its prior written consent.

              15.1.3 INSURANCE PROCEEDS. Any indemnification hereunder shall be made net of any insurance proceeds recovered by the Indemnified Party; PROVIDED THAT if, following the payment to the Indemnified Party of any amount under this
Section 15.1, such Indemnified Party recovers any insurance proceeds in respect of the claim for which such indemnification payment was made, the Indemnified Party shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnifying Party.

         15.2 INSURANCE. Each Party shall maintain insurance, including product liability insurance, with respect to its activities hereunder. Such insurance shall be in such amounts and subject to such deductibles as the Parties may agree based upon standards prevailing in the industry at the time, PROVIDED THAT, as of the First Commercial Sale, each Party shall maintain a minimum of Ten Million Dollars ($10,000,000) in product liability insurance. Either Party may satisfy its obligations under this Section 15.2 through reasonable self-insurance to the same extent. A Party shall name the other Party as an additional insured on any policies it maintains pertaining to the clinical development, manufacturing or marketing and sale of a Joint Product, Program Diagnostic, Abbott Released Diagnostic, Unilateral Diagnostic or Unilateral Product performed by such Party.

         15.3 GOVERNING LAW. This Agreement shall be construed and the respective rights of the Parties determined according to the substantive laws of the State of New York notwithstanding the provisions governing conflict of laws under such New York law to the contrary, except matters of intellectual property law which shall be determined in accordance with United States intellectual property laws.

         15.4 ASSIGNMENT. Neither Millennium nor Abbott may assign this Agreement in whole or in part without the consent of the other, except if such assignment occurs in connection with the sale or transfer (by merger or otherwise) of all or substantially all of the business and assets of Millennium or Abbott to which the subject matter of this Agreement pertains. Notwithstanding the foregoing, either Party may assign this Agreement to an Affiliate, PROVIDED THAT such Party shall guarantee the performance of such Affiliate.

         15.5 AMENDMENTS. This Agreement and the Exhibits referred to in this Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersede all previous arrangements with respect to the subject matter hereof, whether written or oral. The Parties acknowledge that the Exhibits referred to in this Agreement are being simultaneously delivered by the Parties on or before the Effective Date. The Parties also acknowledge the simultaneous execution and delivery of the Investment Agreement and the Technology Exchange and Development Agreement, which shall not be superseded by this Agreement. Any amendment or modification to this Agreement shall be made in writing signed by both Parties.

         15.6 NOTICES.

Notices to Millennium shall be addressed to:

Millennium Pharmaceuticals, Inc.
75 Sidney Street
Cambridge, Massachusetts 02139
Attention: Chief Executive Officer

with a copy to:

Millennium Pharmaceuticals, Inc.
75 Sidney Street
Cambridge, Massachusetts 02139
Attention: General Counsel

Notices to Abbott shall be addressed to:

Abbott Laboratories
100 Abbott Park Road
Bldg. AP6D; Dept. 3RD
Abbott Park, Illinois  60064

Attention: Executive Vice President, Pharmaceuticals and Chief Scientific
Officer

with a copy to:

Abbott Laboratories
100 Abbott Park Road
Bldg. AP6D; Dept. 364
Abbott Park, Illinois  60064

Attention: Senior Vice President, Secretary and General Counsel

         Either Party may change its address to which notices shall be sent by giving notice to the other Party in the manner herein provided. Any notice required or provided for by the terms of this Agreement shall be in writing and shall be (a) sent by certified mail, return receipt requested, postage prepaid or (b) sent via a reputable overnight courier service, in each case properly addressed in accordance with the paragraph above. The effective date of notice shall be the actual date of receipt by the Party receiving the same.

         15.7 FORCE MAJEURE. No failure or omission by either Party in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the reasonable control of such Party, including, but not limited to, the following: acts of God; acts or omissions of any government; any inordinate or unanticipated delays in the regulatory review or governmental approval progress that are within the sole control of such government or governmental agency; any rules, regulations or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion; insurrection; riot; and invasion; PROVIDED THAT such failure or omission resulting from one of the above causes is corrected as soon as is practicable after the occurrence of one or more of the above mentioned causes by the Party claiming force majeure taking all reasonable steps within its power to resume compliance with its obligations with the least possible delay. The Party claiming force majeure shall notify the other Party with notice of the force majeure event as soon as practicable, but in no event longer than ten (10) business days after its occurrence, which notice shall reasonably identify such obligations under this Agreement and the extent to which performance thereof will be affected. In such event, the Parties shall meet promptly to determine an equitable solution to the effects of any such event.

         15.8 COMPLIANCE WITH EXPORT REGULATIONS. Neither Party shall export any technology licensed to it by the other Party under this Agreement except in compliance with United States export laws and regulations.

         15.9 PUBLIC ANNOUNCEMENTS. On the Effective Date, the Parties shall issue one or more press releases, the timing and content of which shall be mutually agreed. Any announcements or similar publicity with respect to the execution of this Agreement shall be agreed upon between the Parties in advance of such announcement. The Parties understand that this Agreement is likely to be of significant interest to investors, analysts and others, and that the Parties therefore may make such public announcements with respect thereto, subject to the remainder of this Section 15.9. The Parties agree that any such announcement will not contain confidential business or technical information and, if disclosure of confidential business or technical information is required by law or regulation, will make reasonable efforts to minimize such disclosure and obtain confidential treatment for any such information which is disclosed to a governmental agency or group. Each Party agrees to provide to the other Party a copy of any public announcement as soon as reasonably practicable under the circumstances prior to its scheduled release. Millennium acknowledges that Abbott's internal process for the review and approval of public announcements typically requires three (3) weeks from the initiation of review of a proposed announcement; Abbott acknowledges that Millennium may be required, under certain circumstances, to issue public announcements relating to material events on an expeditious basis. The Parties shall use reasonable efforts to anticipate potential public announcements and, where feasible, initiate the preparation and review of such announcement at least three (3) weeks prior to the anticipated release date thereof. However, in the event that either Party is required by law or other circumstances to make an announcement on a more expeditious basis (such as upon the occurrence of a material event), such Party shall provide the other Party with an advance copy of such announcement as far in advance of the release of such announcement as is feasible under the circumstances. Each Party shall have the right to review and recommend changes to any announcement regarding this Agreement or the subject matter of this Agreement. Except as otherwise required by law, the Party whose press release has been reviewed shall remove any information the reviewing Party reasonably deems to be inappropriate for disclosure and shall use all reasonable efforts to accommodate the reviewing Party's other comments. The contents of any such announcement or similar publicity which has been reviewed and approved by the reviewing Party can be re-released by either Party without a requirement for re-approval. Furthermore, each Party shall give the other Party a reasonable opportunity to review all filings with the United States Securities and Exchange Commission describing the terms of this Agreement prior to submission of such filings, and shall give due consideration to any reasonable comments by the non-filing Party relating to such filing, including suggested redactions and including, without limitation, the provisions of this Agreement for which confidential treatment should be sought.

         15.10 INDEPENDENT CONTRACTORS. It is understood and agreed that the relationship between the Parties is that of independent contractors and that nothing in this Agreement shall be construed as authorization for either Millennium or Abbott to act as agent for the other. Members of the Joint Executive Committee, the Joint Research Committee, the Joint Development Committee, the Joint Commercialization Committee, the Joint Manufacturing Committee and any subcommittees or project teams thereof shall be, and shall remain, employees of Millennium or Abbott, as the case may be. No Party shall incur any liability for any act or failure to act by members of the Joint Executive Committee, the Joint Research Committee, the Joint Development Committee, the Joint Commercialization Committee and any subcommittees or project teams thereof who are employees of such other Party.

         15.11 NO STRICT CONSTRUCTION. This Agreement has been prepared jointly and shall not be strictly construed against either Party.

         15.12 HEADINGS. The captions or headings of the sections or other subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the meaning of the provisions hereof.

         15.13 NO IMPLIED WAIVERS; RIGHTS CUMULATIVE. No failure on the part of Millennium or Abbott to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

         15.14 SEVERABILITY. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions which valid provisions in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalid, illegal or unenforceable of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole.

         15.15 EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

         15.16 NO THIRD PARTY BENEFICIARIES. No person or entity other than Abbott, Millennium and their respective Affiliates and permitted assignees hereunder shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

         15.17 NO CONSEQUENTIAL DAMAGES. UNLESS RESULTING FROM A PARTY'S WILLFUL MISCONDUCT, NEITHER PARTY HERETO WILL BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING WITHOUT LIMITATION LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 15.17 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY.

         15.18 EMPLOYEES.

                  (a) Subject to Section 15.18(b):

                      (i) during the Research Program Term and for one (1) year
            thereafter, neither Party shall, directly or indirectly, solicit for employment any employee of the other Party if such employee is, or was, directly engaged in the Research Program;

                      (ii) from the commencement of the Development Program and
            for five (5) years thereafter, neither Party shall, directly or indirectly, solicit for employment any employee of the other Party if such employee is, or was, directly engaged in the Development Program; and

                      (iii) from the commencement of the Commercialization
            Program and for five (5) years thereafter, neither Party shall, directly or indirectly, solicit for employment any employee of the other Party if such employee is, or was, directly engaged in the Commercialization Program.

                  (b) Notwithstanding the terms set forth in Sections 15.18(a)(i), (ii) and (iii), a Party may solicit any employee of the other Party at any time after one (1) year following such employee's termination of employment with the other Party. It shall not be a violation of this Section 15.18 if an employee responds to a Party's general advertisement of an open position, without solicitation of interest by such Party. No former employee of one Party hired after the Effective Date by the other Party shall participate in the Research Program, Development Program or Commercialization Program.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

                                        MILLENNIUM PHARMACEUTICALS, INC.

                                        By:  Mark J. Levin
                                            ----------------------------------

                                        Title:  CEO
                                              --------------------------------



                                       ABBOTT LABORATORIES

                                       By:  Miles D. White
                                           ------------------------------------

                                       Title:  Chairman of the Board and CEO
                                             -----------------------------------

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                    EXHIBIT A

                               EXCLUDED COMPOUNDS

[**]

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                    EXHIBIT B

                          ABBOTT THIRD PARTY AGREEMENTS
                                      [**]

1.       [**]

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                    EXHIBIT C

                        MILLENNIUM THIRD PARTY AGREEMENTS
                                      [**]

[**]

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                    EXHIBIT D

                                   GUIDELINES

1.       [**]     Program Targets accepted

2.       [**]     Lead Generation programs initiated

3.       [**]     Hit-to-Lead Programs initiated

4.       [**]     Concurrent Lead Optimization Program running

                                    EXHIBIT E

                       PROGRAM DEVELOPMENT EXPENSE EXAMPLE

                                    EXHIBIT F

                     DIAGNOSTIC DEVELOPMENT EXPENSE EXAMPLE

                                    EXHIBIT G

                              FINANCIAL DEFINITIONS

"U.S. TERRITORY" shall mean the United States of America.

"ROW TERRITORY" shall mean all countries of the world, excluding the U.S. Territory.

"ROW MINUS THE CO-PROMOTION TERRITORY" shall mean the ROW Territory, excluding the Co-Promotion Territory.

"JOINT PRODUCT NET SALES" shall mean the gross amount invoiced on account of sales of a Joint Product by a Party and its Affiliates and permitted sublicensees to Third Parties (including, without limitation, Third Party end customers, distributors and wholesalers), less the total of the following deductions directly paid or incurred by a Party with respect to the sale of such Joint Products:

(a) trade, cash and/or quantity discounts not already reflected in the amount invoiced;

(b) all excise, sales and other consumption taxes (including VAT) and customs duties, whether or not specifically identified as such in the invoice to the Third Party;

(c) amounts repaid or credited by reason of rejections, defects or because of chargebacks, retroactive price reductions, refunds or billing errors;

(d) compulsory payments and rebates directly related to the sale of Joint Products, accrued, paid or deducted pursuant to agreements (including, but not limited to, managed care agreements) or governmental regulations; and

(e) management fees paid to group purchasing organizations and relating specifically to the sale of Joint Products to their members.

Use of a Joint Product for sampling purposes and for use in clinical trials shall not be considered in determining Joint Product Net Sales. In the case of any sale of a Joint Product between or among a Party and its Affiliates or sublicensees for resale, Joint Product Net Sales shall be calculated only on the value charged or invoiced on the first arm's length sale thereafter to a Third Party. In the case of any other sale for value, such as barter or counter-trade, of any Joint Product, Joint Product Net Sales shall be calculated as above on the value of the consideration received. Joint Product Net Sales shall be calculated separately for (i) the U.S. Territory and (ii) the ROW Territory; or, if applicable, for (i) the U.S. Territory, (ii) the Co-Promotion Territory and
(iii) the ROW Minus the Co-Promotion Territory.

"STANDARD COST OF GOODS SOLD" shall mean, to the extent that a Joint Product is sourced from a Party, standard unit cost of manufacture of the Joint Product, consisting of direct material and direct labor costs plus manufacturing overhead attributable to the Joint Product (including all directly incurred manufacturing variances), and the amortization of Special Purpose Equipment agreed upon by the Joint Manufacturing Committee, all calculated in accordance with generally accepted accounting principles, consistently applied. Direct material costs will include the costs

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

incurred in manufacturing or purchasing materials, including freight-in costs, sales and excise taxes imposed thereon and customs duty and charges levied by government authorities, and all costs of packaging components. Direct labor costs will include the cost of employees engaged in direct manufacturing activities and direct or indirect quality control and quality assurance activities who are directly employed in manufacturing and packaging Joint Product. Overhead attributable to a Joint Product will be calculated and allocated in a manner consistent with the method used to allocate overhead to other products manufactured in the same facility. Overhead attributable to Joint Product will include a reasonable allocation of indirect labor (not previously included in direct labor costs), a reasonable allocation of administrative costs, and a reasonable allocation of facilities costs, all in accordance with generally accepted accounting principles, consistently applied. Overhead will not include corporate administrative overhead or plant start-up costs or costs associated with excess capacity. At the time a Party is designated the Lead Manufacturing Party for a Joint Product, such Lead Manufacturing Party shall prepare a detailed breakdown of the components of Standard Cost of Goods Sold for such Joint Product for review by the Joint Manufacturing Committee.

To the extent that a Joint Product is sourced from a Third Party manufacturer, the actual price paid by a Party to the Third Party for the manufacture, supply and packaging of such Joint Product shall be the Standard Cost of Goods Sold. Standard Cost of Goods Sold shall not include royalties paid to Third Parties. If required, Standard Cost of Goods Sold shall be calculated separately for (i) the U.S. Territory and (ii) the ROW Territory; or, if applicable, for (i) the U.S. Territory, (ii) the Co-Promotion Territory, and (iii) the ROW Minus the Co-Promotion Territory.

"DISTRIBUTION EXPENSES" shall be expressed as a percentage of Joint Product Net Sales to reflect the experience of the applicable Party with respect to distribution expenses (which shall include shipping, insurance and warehousing expenses) as a percentage of Net Sales on a company-wide basis. Abbott has indicated that, as of the Effective Date, the appropriate percentages are (i) for the U.S. Territory, [**]percent ([**]%) of Joint Product Net Sales, and (ii) for the ROW Territory, [**] percent ([**]%) of Joint Product Net Sales. The Parties shall agree upon the appropriate percentage for each calendar year, based upon company-wide financial data from the prior calendar year. Distribution Expenses shall be calculated separately for (i) the U.S. Territory and (ii) the ROW Territory; or, if applicable, for (i) the U.S. Territory, (ii) the Co-Promotion Territory, and (iii) the ROW Minus the Co-Promotion Territory.

"DISTRIBUTION MARGIN/PROFIT" shall mean a Party's Joint Product Net Sales minus
(i) the Standard Cost of Goods Sold and (ii) the Distribution Expenses. Distribution Margin/Profit shall be calculated separately for (i) the U.S. Territory and (ii) the ROW Territory; or, if applicable, for (i) the U.S. Territory, (ii) the Co-Promotion Territory, and (iii) the ROW Minus the Co-Promotion Territory.

"COMMERCIALIZATION EXPENSES" (SG&A) shall mean (i) the costs and expenses incurred by a Party in the advertising, detailing, sales, marketing and promotion of any Joint Product, (ii) costs and expenses related to Phase IV studies related to a Joint Product, (iii) infrastructure required to support and maintain patient/safety surveillance as required by applicable Regulatory Authorities directly attributable to a Joint Product, (iv) reasonable out-of-pocket patent prosecution, enforcement and/or defense costs and expenses incurred by a Party in connection with claims instituted by either Party pursuant to Sections 10.2, 10.4 and 10.5 hereof, (v) the reasonable out-of-pocket costs and expenses of maintaining Regulatory Approval in the U.S. or ROW, as the case may be, (vi) royalty and other financial obligations paid by a Party to Third Parties in connection with the use of Third Party technology related to the Joint Product, (vii) the costs of product recalls and product liability claims, (viii) bad debt expense, and (ix) such other costs and expenses specifically approved by the Joint Commercialization Committee. Commercialization Expenses shall be calculated separately for (i) the U.S. Territory and (ii) the ROW Territory; or, if applicable, for (i) the U.S. Territory, (ii) the Co-Promotion Territory, and (iii) the ROW Minus the Co-Promotion Territory.

"OPERATING MARGIN/PROFIT" shall mean a Party's Distribution Margin/Profit minus Commercialization Expenses. Operating Margin/Profit shall be calculated separately for (i) the U.S. Territory and (ii) the ROW Territory; or, if applicable, for (i) the U.S. Territory, (ii) the Co-Promotion Territory, and
(iii) the ROW Minus the Co-Promotion Territory.

"NET UNITS OF JOINT PRODUCT SOLD" shall mean the total number of units of Joint Product which are sold by a Party and its Affiliates to Third Parties during the given calendar quarter or year, less any returned, recalled, damaged or any other such units of Joint Product for which the customer has been credited the original sales price. For any given period, the Net Units of Joint Product Sold shall equal the number of units of Joint Product included in the calculation of Joint Product Net Sales for the same period. The Net Units of Joint Product Sold shall be calculated separately for (i) the U.S. Territory and (ii) the ROW Territory; or, if applicable, for (i) the U.S. Territory, (ii) the Co-Promotion Territory, and (iii) the ROW Minus the Co-Promotion Territory.

The calculation of U.S. Territory Operating Margin/Profit is illustrated by the following example set forth as Schedule 1 to this EXHIBIT G. The calculation of ROW Territory Operating Margin/Profit is illustrated in the example set forth as
Schedule 2 to this EXHIBIT G.

                                    EXHIBIT H

                        DIAGNOSTIC FINANCIAL DEFINITIONS



"U.S. TERRITORY" shall mean the United States of America.

"ROW TERRITORY" shall mean all countries of the world, excluding the U.S. Territory.

"DIAGNOSTIC DEVELOPMENT EXPENSES" shall mean, with respect to a Program Diagnostic, all expenses incurred in connection with the development (including through the time Regulatory Approvals are obtained) of such Program Diagnostic based upon the applicable Program Diagnostic Plan and Program Diagnostic Budget.

"PROGRAM DIAGNOSTIC NET SALES" shall mean the gross amount invoiced on account of sales of a Program Diagnostic by a Party and its Affiliates and permitted sublicensees to Third Parties (including, without limitation, Third Party end customers, distributors and wholesalers), less the total of the following deductions directly paid or incurred by a Party with respect to the sale of such Program Diagnostic.

(a) trade, cash and/or quantity discounts not already reflected in the amount invoiced;

(b) all excise, sales and other consumption taxes (including VAT) and customs duties, whether or not specifically identified as such in the invoice to the Third Party;

(c) amounts repaid or credited by reason of rejections, defects or returns or because of chargebacks, retroactive price reductions, refunds or billing errors;

(d) compulsory payments and rebates directly related to the sale of Program Diagnostics, accrued, paid or deducted pursuant to agreements (including, but not limited to, managed care agreements) or governmental regulations;

(e) management fees paid to group purchasing organizations and relating specifically to the sale of Program Diagnostics to their members; and

(f)      cost of reagent agreement plans, calculated as provided in Section
         9.4.3.

Program Diagnostic Net Sales shall be calculated only on the value charged or invoiced on the first arm's length sale to a Third Party.

Program Diagnostic Net Sales shall be calculated separately for (a) (i) the U.S. Territory and (ii) the ROW Territory, and (b) (i) Program Diagnostics automated onto an Abbott Diagnostic Platform, and (ii) Program Diagnostics not automated onto an Abbott Diagnostic Platform.

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

"PROGRAM DIAGNOSTIC STANDARD COST OF GOODS SOLD" shall mean, to the extent that a Program Diagnostic is sourced from a Party, standard unit cost of manufacture of the Program Diagnostic, consisting of direct material and direct labor costs plus manufacturing overhead attributable to the Program Diagnostic (including all directly incurred manufacturing variances), and the amortization of any Special Purpose Equipment agreed to by the Joint Manufacturing Committee, all calculated in accordance with generally accepted accounting principles, consistently applied. Direct material costs will include the costs incurred in manufacturing or purchasing materials, including freight-in costs, sales and excise taxes imposed thereon and customs duty and charges levied by government authorities, and all costs of packaging components. Direct labor costs will include the cost of employees engaged in direct manufacturing activities and direct or indirect quality control and quality assurance activities who are directly employed in manufacturing and packaging Program Diagnostics. Overhead attributable to a Program Diagnostics will be calculated and allocated in a manner consistent with the method used to allocate overhead to other products manufactured in the same facility. Overhead attributable to Program Diagnostics will include a reasonable allocation of indirect labor (not previously included in direct labor costs), a reasonable allocation of administrative costs, and a reasonable allocation of facilities costs, all in accordance with generally accepted accounting principles, consistently applied. Overhead will not include corporate administrative overhead or plant start-up costs or costs associated with excess capacity. To the extent that a Program Diagnostic is sourced from a Third Party manufacturer, the actual price paid by a Party to the Third Party for the manufacture, supply and packaging of such Program Diagnostic shall be the Program Diagnostic Standard Cost of Goods Sold. Program Diagnostic Standard Cost of Goods Sold shall not include royalties paid to Third Parties. If required, Program Diagnostic Standard Cost of Goods Sold shall be calculated separately for (a) (i) the U.S. Territory and (ii) the ROW Territory, and (b)
(i) Program Diagnostics automated onto an Abbott Diagnostic Platform, and (ii) Program Diagnostics not automated onto an Abbott Diagnostic Platform.

"PROGRAM DIAGNOSTIC DISTRIBUTION EXPENSES" shall be expressed as a percentage of Program Diagnostic Net Sales to reflect the experience of the applicable Party with respect to distribution expenses (which shall include shipping, insurance and warehousing expenses) as a percentage of Net Sales on a company-wide basis. Abbott has indicated that, as of the Effective Date, the appropriate percentages are (i) for the U.S. Territory, [**] percent ([**]%) of Program Diagnostic Net Sales, and (ii) for the ROW Territory, [**] percent ([**]%) of Program Diagnostic Net Sales. The Parties shall agree upon the appropriate percentage for each calendar year, based upon company-wide financial data from the prior calendar year. Program Diagnostic Distribution Expenses shall be calculated separately for (a) (i) the U.S. Territory and (ii) the ROW Territory, and (b)
(i) Program Diagnostics automated onto an Abbott Diagnostic Platform, and (ii) Program Diagnostics not automated onto an Abbott Diagnostic Platform.

"PROGRAM DIAGNOSTIC DISTRIBUTION MARGIN/PROFIT" shall mean a Party's Program Diagnostic Net Sales minus (i) the Program Diagnostic Standard Cost of Goods Sold and (ii) the Program Diagnostic Distribution Expenses. Program Diagnostic Distribution Margin/Profit shall be calculated separately for (a) (i) the U.S. Territory and (ii) the ROW Territory, and (b) (i)

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Program Diagnostics automated onto an Abbott Diagnostic Platform, and (ii)
Program Diagnostics not automated onto an Abbott Diagnostic Platform.

"PROGRAM DIAGNOSTIC COMMERCIALIZATION EXPENSES" (SG&A) shall mean (i) the costs and expenses incurred by a Party in the advertising, detailing, sales, marketing and promotion of a Program Diagnostic, (ii) infrastructure required to support and maintain patient/safety surveillance as required by applicable Regulatory Authorities directly attributable to a Program Diagnostic, (iii) reasonable out-of-pocket patent prosecution, enforcement and/or defense costs and expenses incurred by a Party in connection with claims instituted by either Party pursuant to Sections 10.2, 10.4 and 10.5 hereof, (iv) the reasonable out-of-pocket costs and expenses of maintaining Regulatory Approvals in the U.S. or ROW, as the case may be, (v) royalty and other financial obligations paid by a Party to Third Parties in connection with the use of Third Party technology related to the Program Diagnostic, (vi) the costs of product recalls and product liability claims, (vii) bad debt expense and (viii) such other costs and expenses specifically approved by the Joint Commercialization Committee, including assay modifications/technical support necessary to improve and support marketed Program Diagnostics. Program Diagnostic Commercialization Expenses shall be calculated separately for (a) (i) the U.S. Territory and (ii) the ROW Territory, and (b) (i) Program Diagnostics automated onto an Abbott Diagnostic Platform, and (ii) Program Diagnostics not automated onto an Abbott Diagnostic Platform.

"PROGRAM DIAGNOSTIC OPERATING MARGIN/PROFIT" shall mean a Party's Program Diagnostic Distribution Margin/Profit minus Program Diagnostic Commercialization Expenses. In no event shall Program Diagnostic Standard Cost of Goods Sold and/or Program Diagnostic Commercialization Expenses include costs and expenses incurred in the development of the Abbott Diagnostic Platform. Program Diagnostic Operating Margin/Profit shall be calculated separately for (a) (i) the U.S. Territory and (ii) the ROW Territory, and (b) (i) Program Diagnostics automated onto an Abbott Diagnostic Platform, and (ii) Program Diagnostics not automated onto an Abbott Diagnostic Platform.

"NET UNITS OF PROGRAM DIAGNOSTIC SOLD" shall mean the total number of units of a Program Diagnostic which are sold by a Party and its Affiliates to Third Parties during the given calendar quarter or year, less any returned, recalled, damaged or any other such units of Program Diagnostic for which the customer has been credited the original sales price. For any given period, the Net Units of Program Diagnostic Sold shall equal that number of units of Program Diagnostics included in the calculation of Program Diagnostic Net Sales for the same period. The Net Units of Program Diagnostic Sold shall be calculated separately for (a)
(i) the U.S. Territory and (ii) the ROW Territory, and (b) (i) Program Diagnostics automated onto an Abbott Diagnostic Platform, and (ii) Program Diagnostics not automated onto an Abbott Diagnostic Platform.

         The calculation of Program Diagnostic U.S. Territory Operating Margin/Profit is illustrated by the example set forth on Schedule 1 to this EXHIBIT H. The calculation of Program Diagnostic ROW Territory Operating Margin/Profit is illustrated by the example set forth on Schedule 2 to this EXHIBIT H.

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Millennium Confidential Information

                                    EXHIBIT I

                      ALTERNATIVE DISPUTE RESOLUTION RULES

         1. To begin an ADR proceeding, a Party shall provide written notice to the other Party identifying the issues to be resolved by ADR ("ADR Notice"). Within fourteen (14) days after receipt of such ADR Notice, the other Party may, by written notice to the Party initiating the ADR, add additional issues to be resolved within the same ADR.

         2. Within twenty-one (21) days following receipt of the original ADR Notice, the Parties shall select a mutually acceptable neutral party ("Neutral") to preside in the resolution of any disputes in this ADR proceeding. If the Parties are unable to agree on a mutually acceptable Neutral within such period, either Party may request the President of the CPR Institute for Dispute Resolution ("CPR"), 366 Madison Avenue, 14th Floor, New York, New York 10017, to select a Neutral pursuant to the following procedures:

              (a) The CPR shall submit to the Parties a list of not fewer than five (5) candidates within fourteen (14) days after receipt of the request, along with a CURRICULUM VITAE for each candidate. No candidate shall be an employee, director or shareholder of either Party or any of their Affiliates.

              (b) Such list shall include a statement of disclosure by each candidate of any circumstance likely to affect his or her impartiality.

              (c) Each Party shall number the candidates in order of preference (with the number one (1) signifying the greatest preference) and shall deliver the list to the CPR within seven (7) days following receipt of the list of candidates. If a Party believes a conflict of interest exists regarding any of the candidates, the Party shall provide a written explanation of the conflict to the CPR along with its list showing its order of preference for the candidates. Any Party failing to return a list of preferences on time shall be deemed to have no order of preference.

              (d) If the Parties collectively have identified fewer than three
(3) candidates deemed to have conflicts, the CPR shall designate as the Neutral the candidate for whom the Parties collectively have indicated the greatest preference. If a tie shall result between two candidates, the CPR may designate either candidate. If the Parties collectively have identified three (3) or more candidates deemed to have conflicts, the CPR shall review the explanations regarding conflicts, and, in its sole discretion, may either (i) immediately designate as the Neutral the candidate for whom the Parties collectively have indicated the greatest preference, or (ii) issue a new list of not fewer than five (5) candidates, in which case the procedures set forth in subparagraphs 2(a)-(d) shall be repeated.

         3. No earlier than twenty-eight (28) days or later than fifty-six (56) days after the selection, the Neutral shall hold a hearing to resolve each of the issues identified by the Parties. The ADR proceeding shall take place at a location agreed upon by the Parties. If the Parties cannot agree, the Neutral shall designate a location other than the principal place of business of either Party or any of their Affiliates.

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Millennium Confidential Information

         4. At least seven (7) days prior to the hearing, each Party shall submit the following to the other Party and the Neutral:

              (a) a copy of all exhibits on which such Party intends to rely in any oral or written presentation to the Neutral;

              (b) a list of any witnesses such Party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

              (c) a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue. The proposed rulings and remedies shall not contain any recitation of the facts or any legal arguments and shall not exceed one (1) page per issue.

              (d) a brief in support of each Party's proposed rulings and remedies PROVIDED THAT the brief shall not exceed twenty (20) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

         Except as expressly set forth in subparagraphs 4(a)-(d), no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

         5. The hearing shall be conducted on two (2) consecutive days and shall be governed by the following rules:

              (a) Each Party shall be entitled to five (5) hours of hearing time to present its case. The Neutral shall determine whether each Party has had the five (5) hours to which it is entitled.

              (b) Each Party shall be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses shall occur immediately after their direct testimony, and cross-examination shall be charged against the Party conducting the cross-examination.

              (c) The Party initiating the ADR shall begin the hearing and, if it chooses to make an opening statement, shall address not only issues it raised but also any issues raised by the responding Party. The responding Party, if it chooses to make an opening statement, also shall address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceed in the same sequence.

              (d) Except when testifying, witnesses shall be excluded from the hearing until closing arguments.

              (e) Settlement negotiations, including any statements made therein, shall not be admissible under any circumstances. Affidavits prepared for purposes of the ADR hearing

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Millennium Confidential Information

also shall not be admissible. As to all other matters, the Neutral shall have sole discretion regarding the admissibility of any evidence.

         6. Within seven (7) days following completion of the hearing, each Party may submit to the other Party and the Neutral a post-hearing brief in support of its proposed rulings and remedies, PROVIDED THAT such brief shall not contain or discuss any new evidence and shall not exceed ten (10) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

         7. The Neutral shall rule on each disputed issue within fourteen (14) days following completion of the hearing. Such ruling shall adopt in its entirety the proposed ruling and remedy of one of the Parties on each disputed issue but may adopt one Party's proposed rulings and remedies on some issues and the other Party's proposed rulings and remedies on other issues. The Neutral shall not issue any written opinion or otherwise explain the basis of the ruling.

         8. The Neutral shall be paid a reasonable fee plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing Party (including all expert witness fees and expenses), the fees and expenses of a court recorder, and any expenses for a hearing room, shall be paid as follows:

              (a) If the Neutral rules in favor of one Party on all disputed issues in the ADR, the losing Party shall pay 100% of such fees and expenses.

              (b) If the Neutral rules in favor of one Party on some issues, and the other Party on other issues, the Neutral shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the Parties. The Neutral shall allocate the fees and expenses in a way that bears a reasonable relationship to the outcome of the ADR, with the Party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

         9. The rulings of the Neutral and the allocation of fees and expenses shall be binding, non-reviewable, and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

         10. Except as provided in paragraph 9 of this EXHIBIT I or as required by law, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings and briefs), and the rulings shall be deemed Confidential Information. The Neutral shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.

Millennium Confidential Information

   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.

                                    EXHIBIT J

ABBOTT [**]